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MERRILL LYNCH SERIES FUND, INC.
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THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
US TREASURY SECURITIES, SERIES A, B, C, D, E,
F, G, H, I, J, K AND L

1999 ANNUAL REPORT
DECEMBER 31, 1999
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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1999
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DEAR SHAREHOLDER:

We are pleased to submit this annual report for Merrill Lynch
Series Fund, Inc., in which we provide a fiscal year in review of each portfolio and outline our views of the investment environment. Performance information for each Portfolio in Merrill Lynch Series Fund, Inc., excluding the Money Reserve Portfolio, can be found in the tables on pages 12-17 of this report to shareholders.

BALANCED PORTFOLIO

As was the case in 1998, the US equity sector had a positive impact on Portfolio returns during the fiscal year ended December 31, 1999. The stock market again was characterized by the significant outperformance of a narrow group of equities, specifically the shares of technology companies. The Portfolio benefited because we had allocated the largest portion of its equity assets to the technology sector during the year. However, the Portfolio's return was held down by the overall negative return produced by US fixed-income securities for the year.

As of December 31, 1999, the Portfolio's asset allocation was: US stocks, 54% of net assets; US bonds, 39%; and cash reserves, 7%.

We increased the Portfolio's US equity representation slightly from 52% of net assets to 54% during the six months ended December 31, 1999. Technology remained the largest single group represented in the portfolio, accounting for nearly one-third of the Portfolio's US equity assets. This commitment reflects our continuing emphasis on the shares of companies where we believe a consistent and above-average rate of earnings growth could be extended over the next several years and where valuations appear reasonable relative to earnings growth potential. Consistent with this focus are the Portfolio's current significant commitments in consumer staples, communication services, financials and health care.

We reduced the Portfolio's commitment to US bonds from 43% of net assets to 39% during the six months ended December 31, 1999. Late in 1999, we took advantage of an interest rate increase to extend the Portfolio's average duration to 6.8 years, after reducing the duration earlier in the second half of 1999. In our opinion, the Federal Reserve Board is likely to continue to tighten monetary policy in early 2000 until the US economy slows down. Such a slowdown could ease fears of a resurgence of inflation and could enable intermediate-term -- long-term US interest rates to decline, in our view.

CAPITAL STOCK PORTFOLIO

During 1999, the US equity market was characterized by outperformance of a narrow group of common stocks, particularly technology-related sectors. For the 12 months ended December 31, 1999, the Portfolio benefited by having the largest concentration of its US equity assets in the technology group. In the foreign equity sector, we focused on the shares of companies in "new economy" sectors, such as telecommunications equipment and technology. This strategy proved rewarding, given the similar outperformance of equities in these sectors relative to markets outside of the United States during 1999.

As of December 31, 1999, the Portfolio's asset allocation was: US equities, 73% of net assets; foreign equities, 23%; and cash reserves, 4%.

We increased the foreign equity sector from 11% of net assets to 23% during the six months ended December 31, 1999. Our strategy was to continue to focus on the shares of companies that we

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1999  (Continued)
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believed offered the best potential to outperform the US equity market as reflected by the benchmark Standard & Poor's 500 Index. Technology continued to account for the major portion of foreign equity assets. Positions included Nortel Networks Corporation, Nokia Oyj, STMicroelectronics NV (NY Registered Shares), Telefonaktiebolaget LM Ericsson 'B', Flextronics International Ltd. and Sony Corporation.

We reduced the Portfolio's position in US equities from 87% of net assets to 73%. Technology remained the largest single group represented in the portfolio, accounting for nearly one-third of the Portfolio's US equity assets. This commitment reflects our continuing emphasis on the shares of companies where we believe a consistent and above-average rate of earnings growth has the potential to be extended over the next several years and where valuations currently appear reasonable relative to earnings growth potential. Consistent with this focus is the Portfolio's significant commitments in the consumer staples, communications services, financial and health care sectors.

GLOBAL STRATEGY PORTFOLIO

Foreign equities provided the highest return among asset classes during 1999. The Portfolio's return was enhanced by our decision to expand the foreign equity representation beginning early in the year, with our focus on enlarging the commitment to Japan and expanding representation in emerging markets. This increase included the establishment of positions in Brazil, South Korea and Singapore. The allocation of significant assets to "new economy" sectors in all markets -- including technology, business services, telecommunications services and telecommunications equipment -- also had a positive effect on the Portfolio's performance. Within the United States, technology was the largest sector represented throughout the year, and this allocation proved rewarding. In contrast to 1998, the return on fixed-income securities lagged that of equities by a substantial margin, but the negative impact was limited by a significant reduction in our US bond representation during 1999.

As of December 31, 1999, the asset allocation for Global Strategy Portfolio was:
US stocks, 25% of net assets; foreign stocks, 52%; US bonds, 3%; foreign bonds, 16%; and cash reserves, 4%.

Equity representation was reduced from 79% of net assets to 77% during the six months ended December 31, 1999, but we shifted the asset mix in favor of foreign equities. We increased the allocation to this sector from 42% of net assets to 52% during the second half of 1999. We enlarged the Portfolio's representation in European technology and business services through new positions such as Epcos AG, Equant, Getronics NV, Telefonaktiebolaget LM Ericsson 'B' and Tandberg Television ASA. Overall, Europe remained the largest regional commitment, while Japan continued to be overweighted relative to the benchmark unmanaged Morgan Stanley Capital International Europe, Australasia, Far East Index. We increased the Portfolio's commitment to Asia (excluding Japan) through positions in City Developments Limited and Singapore Airlines Limited in Singapore. In Latin America, we continued to focus on Brazil because it offered the most favorable reward/risk potential, in our view.

During the six months ended December 31, 1999, we reduced our US equity position from 37% of net assets to 25%. Our technology holdings accounted for nearly one-third of the Portfolio's US equity assets. This commitment reflects our continuing emphasis on the shares of companies where we believe a consistent and above-average rate of earnings growth has the potential to be extended over the next several years and where valuations currently appear to us to be reasonable relative to earnings growth potential. Consistent with this focus are the Portfolio's significant commitments to the consumer staples, communication services, financial and healthcare sectors.

In the fixed-income sector, we reduced our position in US bonds from 6% of net assets to 3% during the six months ended December 31, 1999. Late in 1999, we took advantage of an interest

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1999  (Continued)
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rate increase to extend the Portfolio's average duration to 6.8 years, after reducing the duration earlier in the second half of 1999. In our opinion, the Federal Reserve Board is likely to continue to tighten monetary policy in early 2000 until the US economy slows down. Such a slowdown could ease fears of a resurgence of inflation and enable intermediate-term -- long-term US interest rates to decline. In the foreign bond sector, we increased the Portfolio's representation to 16% of net assets from 13% during the second half of 1999. We maintained positions in German and UK bonds throughout the second half of the year. We reestablished a position in New Zealand bonds during the latter part of 1999, taking advantage of a widening yield differential between New Zealand and US bonds of similar maturities.

GROWTH STOCK PORTFOLIO

For the fiscal year ended December 31, 1999, Growth Stock Portfolio had a total return of +38.99%. This compares to total returns of +21.04% for the unmanaged Standard & Poor's 500 (S&P 500) Index and +38.2% for the newly defined Lipper Analytical Services Large-Cap Growth Funds average for the same 12-month period.

At December 31, 1999, eight of the Portfolio's top ten equity holdings outperformed the total return for the Portfolio. The best comparative investment returns were produced by companies in communications equipment, electronics, computers, semiconductors and wireless communications industries.

During the 12 months ended December 31, 1999, the Portfolio's absolute and comparative performance was influenced positively by our shift of industry weightings in the Portfolio from an emphasis on companies in the banks and financial services, insurance, household products, pharmaceuticals and retailing industries to companies in the communications equipment, computers, electronics and semiconductors industries.

Looking ahead, we plan to continue to focus our investment research and stock selection primarily on high-quality, large-capitalization global growth companies where we anticipate a potential for above-average long-term earnings growth and reasonable valuations relative to projected growth rates in earnings and prospective returns on equity.

HIGH YIELD PORTFOLIO

In the aftermath of the Asian crisis and Russian default, high-yield investors began 1999 in a cautious mode. Nevertheless, with a healthy economy as a backdrop, mutual fund flows were positive in 14 of the first 21 weeks of the year. Newly created collateralized bonds obligations (CBOs) were another source of buying power. As a result, new issues were generally well received. Two large transactions in excess of $1 billion -- Charter Communications Holdings and Lyondell Chemical Company -- were readily absorbed by the market.

Unfortunately, the tide began to turn in mid-May as the Federal Open Market Committee (FOMC) moved to a tightening bias and in June effected the first of three interest rate hikes. Predictably, new issuance fell off, and from mid-May through June, the high-yield market suffered through six straight weeks of mutual fund outflows. Secondary market making by dealers dried up.

In July, the high-yield market regained momentum as the FOMC's adoption of a neutral bias brought investors back. Fund flows turned positive, and the market again was able to absorb two huge transactions -- United Pan-European Communications and Allied Waste North America. Investor sentiment quickly turned, perhaps as a result of two large satellite credit defaults in August. The August through October period was brutal, as the high-yield market registered negative total returns each month, while fund flows were negative in 13 out of 14 weeks.

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1999  (Continued)
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The month of November brought a strong rebound, spurred by a rally in the equity markets and reduced inflationary fears as the FOMC effected its third interest rate increase. The second-largest weekly inflow into high-yield mutual funds emboldened issuers. Three seasoned telecommunications credits -- VoiceStream Wireless Corporation/VoiceStream Wireless Holding Corporation, Nextel Communications, Inc. and Global Crossing Holding Ltd. -- each priced more than
$1 billion in new bonds during the month. The positive trend continued into December, as the market registered another positive return, while new-issue volume wound down.

For the year, new-issue volume totaled $94.7 billion, down 32% from 1998, but still the third largest in the market's history. Media/telecommunications continued the trend of recent years as the dominant sector, accounting for over 40% of new-issue volume. Fund flows for the year were negative, recording the worst year since 1994. Pension funds, insurance companies, equity funds, crossover buyers and CBOs seem to have taken up the slack. As a result, the high-yield market ended up posting its second consecutive low single-digit return for the year, which is unprecedented in a nonrecessionary climate.

Besides being buffeted by the unfortunate combination of mutual fund outflows and rising US Treasury yields, which increased by almost 180 basis points (1.80%) during the year, the high-yield market suffered its worst year in terms of defaults since the recession year of 1991. In contrast to the defaults of that era, 1999's defaults were dominated by business plan failures or driven by changes in Government policies, as witnessed in the healthcare sector. (The collapse in oil prices also contributed to the demise of several credits.) According to data compiled by Donaldson, Lufkin & Jenrette Securities Corp., a leading underwriter of high-yield bonds, the high-yield market recorded a default rate of 4.04% for 1999, up from 1.28% in 1998. In the peak year of 1991, the tally was 8.80%. Data compiled by Edward Altman of New York University's Stern School showed a similar trend. While a recent survey by the Federal Reserve Board showed that more senior bank lending officers were tightening rather than easing lending standards (thus making life more difficult for marginal credits), we believe that the default rate may have peaked. Our belief stems from two factors. First, the new-issue mix in 1999 showed an improvement in the credit quality of new transactions. Second, the recovery in commodity prices--oil, paper and pulp, and metals -- may bode well for credits in those sectors.

Against this backdrop, the Portfolio recorded a total return of +5.85% for the fiscal year ended December 31, 1999, which compared favorably to the unmanaged Credit Suisse First Boston Global High Yield Bond Index's total return of +3.28%. While lackluster by historical standards, the 1999 return looked quite good relative to the ten-year US Treasury return of -8.43% for the same period. For the six months ended December 31, 1999, the Portfolio recorded a total return of +2.85%, as compared to +0.45% for the Index. The Portfolio's superior performance relative to the Index stemmed from several factors. First, the Portfolio was overweighted in emerging markets bonds (14.6% as compared to 7.6% for the Index), which rebounded smartly from last year's selloff. Second, the Portfolio benefited from its overweightings in the paper/packaging, cable and utility/ independent power producer sectors, all of which posted strong returns overall for the year and in particular during the second half. Finally, benefiting Portfolio performance were its underweightings in the supermarket/drug, entertainment and consumer/manufacturing sectors, all of which posted negative returns for both the 12-month and six-month periods ended December 31, 1999. Our very modest exposure to the textile sector was also helpful, as many bonds in this ailing industry were hit hard.

Individual credit selection was also very important. We managed to avoid the majority of the year's credit disasters, including the two large satellite credits that filed for Chapter XI in August. On the plus side, positive event risk also enhanced the Portfolio's return. Among the events helping Portfolio performance were Sprint's takeover of American Telecasting, which caused its bonds to soar

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1999  (Continued)
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from distressed levels to about 105% of par; investment-grade Mannesmann AG's takeover bid for Orange PLC, a major Portfolio holding; Tekni-Plex, Inc.'s announcement that it planned a recapitalization, which would likely result in a tender for its two bond issues, one of which is among the Portfolio's top ten holdings; and Lyondell Chemical Company's announcement of a large asset sale.

During the latter half of the year, we focused most of our new-issue activity on large credits, since we believed this was the approach to take given the limited liquidity provided by dealers. We were also quite selective since the Portfolio was somewhat cash constrained. Our major new-issue purchases were the bonds of Exodus Communications, Georgia Gulf, Metromedia Fiber Network and VoiceStream Wireless. All four issues have traded quite well in the secondary market.

Our major sales were motivated by our belief that certain bonds had become fully valued. This was the case with Orange, Exodus and Georgia Gulf. Proceeds were used to meet redemptions and to make room for attractively priced new issues. In other cases, we believed that fundamentals had changed, as was the case with two media concerns -- Hollinger International Publishing, Inc. and Garden State Newspapers

At year-end, communications and media remained our largest broad industry category, equaling 25.2% of the Portfolio's total market value. Of the more narrowly classified sectors, the largest industries were: communications, 10.2% of the Portfolio's market value; cable (domestic & international), 9.0%; utilities/independent power producers, 8.3%; and packaging/paper & forest products, 8.3%. Foreign bonds comprised 23.5% of the Portfolio, with emerging market issues (mostly Latin American corporate bonds) accounting for 14.6% of market value. At December 31, 1999, the average portfolio maturity was 7 years, 5 months, and cash and cash equivalents amounted to 3.4%.

Looking ahead, we are optimistic on the outlook for the high-yield market in 2000. There are currently several fundamental and technical factors that are encouraging. Given that almost 70% of the universe is trading at a discount to par, and with an increasing percentage of bonds callable in the next three years, we believe bond retirements could rise this year. While we do not presently expect to see much in the way of retail mutual funds flows, we could see new money from institutional and CBO buyers in 2000. The continued lure of the equity markets may make it difficult for the high-yield market to attract retail money back until at least a few months of positive returns have been posted. In addition, at present the general economy is expected to remain healthy. On the supply side, many capital hungry high-yield credits are gaining access to private and public equity, vendor financing, and convertible and bank debt.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

For the 12-month period ended December 31, 1999, the Portfolio had a -1.25% total return as compared to a total return of -0.59% for the unmanaged Salomon Smith Barney Government/ Mortgage Index and an average total return of -2.15% for the Lipper Annuity U.S. Government Group. The Portfolio began using as its benchmark the Salomon Smith Barney Government/Mortgage Index on July 1, 1999, following the inclusion of mortgage-backed securities into the Portfolio's expanded investment policies. Prior to that, the Portfolio had used as a benchmark the unmanaged Merrill Lynch US Treasury/Agency Master Index. Since adopting the new benchmark on July 1, 1999, the Portfolio had a total return of +0.49%, while the Index produced a total return of +0.59%. With respect to the Portfolio's performance relative to the Lipper Annuity US Government Group, the Portfolio's excess performance is directly attributable to its overweighted position in mortgage-backed securities. The Portfolio also benefited from its emphasis on higher coupon issues that tend to outperform during periods of rising interest rates.

                                       5
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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1999  (Continued)
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During the six-month period ended December 31, 1999, we initially went to a market-weighted position in mortgage-backed securities, relative to the Salomon Smith Barney Government/Mortgage Index. During the final quarter of 1999, our mortgage-backed position shifted to a 10% overweighting compared to the Index. We also overweighted positions in agency debentures at the expense of Treasury securities. Although the timing of this bias initially hurt relative performance as yield spreads widened, the breakeven attributes (the total return given the level of yield differences) were extremely favorable. In fact, during late August and early September, yield spreads began to contract, a situation that accelerated during the latter half of the six-month period. Fortunately, the yield spread overweighting was taken in shorter maturity agencies, which tend to perform better than longer-term agency issues in a spread-widening environment.

With respect to mortgage-backed securities, we remained committed to highly liquid collateralized mortgage obligations. Also, we concentrated on keeping coupon levels high. As a result, the Portfolio returned +0.49% for the six months ended December 31, 1999, as compared to its Lipper Intermediate US Government peer group average of +0.22%.

Going forward, we believe that the current high-yield levels available on agency debentures and mortgage-backed securities are attractive. Over long periods of time, we believe agency debentures have the potential to perform better than Treasury debt given their current yield advantage and very similar credit quality. Therefore, we expect to continue to overweight the Portfolio in agency debentures, preferably in maturities in the five-year -- ten-year area. With respect to mortgage-backed securities, we plan to maintain our 10% overweighted position relative to the Index, given our belief that a low prepayment environment could translate into outperformance for this sector. From an interest rate perspective, we believe that the Federal Reserve Board may continue to tighten monetary policy in an attempt to keep inflation under control.

LONG TERM CORPORATE BOND PORTFOLIO

For the 12 months ended December 31, 1999, the Portfolio's total return was -2.35% compared to a total return of -2.39% for the unmanaged Merrill Lynch Corporate A or Better Index and an average total return of -1.96% for the Lipper Corporate A Rated Annuity Group. Overall, Portfolio performance benefited from our 10% allocation to corporate bonds rated BBB/Baa, especially considering that the Merrill Lynch Corporate BBB Rated Index outperformed the Merrill Lynch Corporate AAA-A Index by 1.56%. However, the Portfolio's investment policies limit our overall exposure to securities rated less than A. As a result, on average the Lipper group had a greater allocation to the BBB sector, producing a higher return.

During the six-month period ended December 31, 1999, the fixed-income markets remained very volatile as interest rates continued to trend higher. Investor expectations that the Federal Reserve Board would move to tighten monetary policy in the face of strong economic growth around the world led to the rise in Treasury yields. Although inflationary pressures were relatively well contained, the Federal Reserve Board raised interest rates 0.75% during the period in response to the growth of gross domestic product (GDP) and the correlating effect it has had on the labor market. This shift in monetary policy served to reverse the accommodative policy that was implemented during the financial crises of 1998.

Despite second quarter GDP growth of 1.8%, the US economy continued to move forward at a strong pace, as highlighted by the strong rebound in third quarter GDP to 5.7%. Consumer spending continued to lead the way, although recent reports related to housing and auto purchases are beginning to show the effect of higher interest rates. Consumers continued to benefit from low unemployment rates and the wealth effect generated from a strong stock market, although much of the gains have been limited to only a few sectors with performance in many of the established

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1999  (Continued)
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industries lagging. Overseas, Asian countries at the heart of the crises in 1998 continue to recover. This global recovery has, at times, led to fears of a rekindling of inflation. Commodities, such as copper, plywood and other building materials, and chemicals gained in price. More importantly, the price of oil surged, spurred on mainly by an agreement by the Organization of Petroleum Exporting Countries to limit production, but also on expectations of increased demand by recovering economies. Wage inflation continued to be of concern given the level of unemployment that the economy has achieved. However, inflation as measured by both the producer price index and consumer price index remains well within acceptable levels, for the most part, with productivity measurements still extremely favorable. Beyond the gain in interest rates, the market environment was still being influenced by a flight from quality. This is in stark reversal of the flight to quality trades we saw in the third quarter of 1998.

On the corporate bond front, by mid-year underwriting activity increased significantly as issuers sought to get their funding programs in before the final quarter of 1999. Corporate yield spreads relative to US Treasury securities widened across all sectors during the period from May through September. With respect to sector performance, Yankee or foreign issues outperformed the domestic issues, and bonds rated BBB outperformed those rated A or better on both a price and total return basis. However, since late September, corporate yield spreads tightened following a sooner-than-expected drop in new underwriting activity. Furthermore, investors began to pump new money into the investment-grade sector, given the higher yields and strong relative value attributes.

The Portfolio's investment strategy remained somewhat conservative given the outlook for higher interest rates and wider yield spreads. From a duration perspective, we continued to maintain a duration that was modestly short (0.15 years -- 0.25 years) as compared to the benchmark Merrill Lynch Corporate A Rated Index. Initially, it was our strategy to bring duration closer to the Index when yields would climb closer to the high end of the expected range. By early August, we began to reallocate a portion of assets away from securities with a spread to US Treasury issues and into cash and Treasury securities, in preparation for year-end liquidity needs. Initially, we shifted approximately 10% of the Portfolio into this sector, although improved fundamentals within the investment-grade market prompted a partial reallocation back into high-grade, large benchmark issues. By period-end, we reduced the Portfolio's allocation to cash and Treasury issues down to the 6% area.

With respect to the Portfolio's corporate bond holdings, we remained committed to the bigger, more liquid issues as well as those issues with higher coupons. As part of our liquidity strategy, we attempted to consolidate industry holdings into the benchmark issues. Although this came at modest yield concessions, we believed this was the prudent course of action given the uncertainty surrounding the Year 2000 computer concerns. Given the increased supply and higher interest rate environment, many of the new corporate transactions were done at larger-than-anticipated yield spread concessions in order to attract investors. In view of the temporary supply factor and wider spreads, we believed corporate bonds possessed some very attractive long-term relative value attributes. Accordingly, during the final quarter of 1999, we continued to redirect excess assets back to corporate bonds in an effort to seek to enhance current income.

We held an overweighted position in electric utilities, finance companies, cable and media entities, retailers, energy-related issuers, airlines and defense contractors and information technology entities for most of the period. During the latter part of the period, we began to reduce the Portfolio's holdings in defense issues, high-end retailers, airlines and real estate investment trusts. On the other hand, we concentrated on adding to positions in domestic banks, supermarkets, railroads and metals/mining companies. We also continued to underweight property and casualty insurers and health care companies.

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1999  (Continued)
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Going forward, we have formulated an investment strategy based on our belief that the long-term trend could be toward lower interest rates and a flatter yield curve if the economy slows during the second half of 2000. With respect to corporate bonds, we are looking for yield spread relationships to exhibit possible further improvement as we proceed through the first quarter of 2000. However, in the near term, the Treasury market could remain under pressure as the Federal Reserve Board may move short-term interest rates higher in the coming months.

MONEY RESERVE PORTFOLIO

For the year ended December 31, 1999, Money Reserve Portfolio's net annualized yield was 5.01%. For the six-month period ended December 31, 1999, Money Reserve Portfolio's net annualized yield was 5.22%. The Portfolio's 7-day yield as of December 31, 1999 was 5.62%. The average portfolio maturity was 61 days at December 31, 1999, compared to 75 days at June 30, 1999.

The US economy finished 1999 with strong growth, low inflation, accelerating productivity, strong earnings and rising real wages. At its meeting on November 16, 1999, the Federal Reserve Board announced its move to tighten interest rates by 25 basis points (0.25%), essentially putting short-term interest rates back to where they were before the three quarter-point cuts that were made in the fall of 1998. Monetary policy was kept steady at the central bank's last meeting in 1999 on December 21 over Year 2000 concerns, but indications point to further tightening in early 2000. (The Federal Reserve Board did raise the Federal Funds rate by 0.25% on February 2, 2000.)

US stock markets rebounded in October and advanced on a technology-driven rally in November. Significant strength in small-capitalization stocks also emerged in November, particularly in the small cap growth sector. Overall, US stock markets ended the year at new highs. In the fixed-income area, the two-year Treasury note yield hit a two-year high over concerns of the continued strength of the economy and potential future action by the Federal Reserve Board. Against the background of still higher interest rates, we positioned the Portfolio more conservatively. We expect to continue to concentrate new investments in the one-month and three-month areas as we wait for a clearer economic picture to develop.

The Portfolio's composition at the end of December and as of our last report to shareholders is detailed below:

                                                              12/31/99    6/30/99
----------------------------------------------------------------------------------
Bank Notes..................................................    10.7%        9.4%
Certificates of Deposit.....................................     1.7         2.8
Certificates of Deposit -- Yankee...........................     2.9         2.9
Commercial Paper............................................    36.8        39.2
Corporate Notes.............................................     4.2         5.6
Euro Medium-Term Notes......................................     0.3          --
Funding Agreements..........................................     3.9         3.3
Master Notes................................................      --         1.8
Medium-Term Notes...........................................    27.4        21.5
Promissory Notes............................................     1.8          --
Repurchase Agreements.......................................     1.8          --
US Government Agency & Instrumentality Obligations --
  Discount..................................................      --         2.7
US Government Agency & Instrumentality Obligations --
  Non-Discount..............................................     8.1        10.9
Other Assets Less Liabilities...............................     0.4          --
Liabilities in Excess of Other Assets.......................      --       (0.1)
                                                               -----       -----
Total.......................................................   100.0%      100.0%
                                                               =====       =====

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1999  (Continued)
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MULTIPLE STRATEGY PORTFOLIO

US equities were the most significant positive contributor to overall Portfolio performance in 1999. Of our US holdings, technology was the largest single sector represented throughout the year. As a result, the Portfolio benefited from the strong performance of the group. Within the foreign equity sector, our decision to enlarge the Portfolio's commitment to Japan early in the year enabled the Portfolio to benefit from the recovery in the Japanese stock market, particularly in technology and telecommunications services. In contrast to 1998, the return on fixed-income securities lagged that of equities by a substantial margin, but the negative impact was limited by our reduction in the proportion of fixed-income assets in the Portfolio.

As of December 31, 1999, the asset allocation for Multiple Strategy Portfolio was: US stocks, 42% of net assets; foreign stocks, 27%; US bonds, 26%; and cash reserves, 5%.

We reduced our position in equities from 76% of net assets to 69% during the six months ended December 31, 1999. We shifted the mix away from US equities, which we reduced from 53% of net assets to 42%. Technology remained the largest single group represented, accounting for nearly one-third of the Portfolio's US equity assets. This commitment reflects our continuing emphasis on the shares of companies where we believe a consistent and above-average rate of earnings growth could be extended over the next several years and where valuations presently appear to us to be reasonable relative to earnings growth potential. Consistent with this focus are the Portfolio's significant commitments in the consumer staples, communication services, financial and healthcare sectors.

We increased our foreign equity position from 23% of net assets to 27%. We enlarged the Portfolio's representation in European technology and business services through new positions such as Getronics NV, Telefonaktiebolaget LM Ericsson 'B' and Tandberg Television ASA. Overall, Europe remained the largest regional commitment, while Japan continued to be overweighted relative to the benchmark unmanaged Morgan Stanley Capital International Europe Australasia Far East Index. We increased the Portfolio's commitment to Asia (excluding Japan) through positions in City Developments Limited and Singapore Airlines Limited in Singapore. In Latin America, we continued to focus on Brazil because it offered the most favorable reward/risk potential, in our view.

During the six months ended December 31, 1999, we increased our position in US bonds from 20% of net assets to 26%. Late in 1999, we took advantage of an interest rate rise to extend the Portfolio's average duration to 6.8 years, after reducing the duration earlier in the second half of 1999. In our opinion, the Federal Reserve Board is likely to continue to tighten monetary policy in early 2000 until the US economy slows down. Such a slowdown could ease fears of a resurgence of inflation and enable intermediate-term -- long-term US interest rates to decline.

NATURAL RESOURCES PORTFOLIO

During the 12 months ended December 31, 1999, the Portfolio had a total return of +25.50%. The Portfolio outperformed the +24.60% total return of the unmanaged Morgan Stanley Capital International (MSCI) Natural Resource Fund Index. Additionally, the Portfolio's total return exceeded the +24.67% return for the Lipper Natural Resources Annuity Group average.

We continued to follow a strategy of identifying commodity sectors with rising capacity utilization trends and selecting attractively valued companies within favored sectors. Early in 1999, we identified favorable trends in North American natural gas markets, as well as selected paper and forest products. We overweighted these sectors in the Portfolio, largely at the expense of the chemical sector, where rising energy feedstock costs and excess capacity were expected to result in margin pressures for chemical producers. This strategy generated favorable absolute and relative returns

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1999  (Continued)
--------------------------------------------------------------------------------
for the Portfolio through October 1999, as many natural gas and paper stocks delivered dramatic double-digit returns. The chemical sector, suffering from margins pressures and earnings disappointments, lagged almost all other commodity groups.

The Portfolio's performance stagnated during the fourth quarter of 1999, despite generally rising commodity prices. While selected paper stocks continued to deliver strong relative and absolute performance, we surrendered significant gains in our natural gas holdings as the winter heating season started with temperatures averaging 25% warmer than normal. This unseasonably warm start to winter was even greater than the record warm start to the 1998 -- 1999 heating season, and resulted in the Portfolio falling sharply from the strong gains it delivered during the first ten months of 1999. However, the fundamental outlook for energy stocks at present remains favorable, and, assuming this outlook continues, we intend to maintain the Portfolio's exposure to oil, oil service and natural gas leveraged companies. OPEC has continued to maintain solid compliance with its production quotas set in March 1999. This is leading to a rapid fall in global inventories, as economic activity remains robust in the United States and continues to recover in Asia. With oil prices currently above $25 per barrel, profits from oil and gas production are well positioned to post strong earnings gains. We also believe that refining margins have the potential to recover, as global gasoline and heating oil inventories are reduced. However, this recovery may be slower since surplus capacity constructed in Asia in recent years needs to be absorbed by rising consumption in the region. Nonetheless, as the large surplus supplies continue to be reduced, gasoline prices have the potential to rally during the upcoming summer driving season. Petrochemical prices also may show strength in 2000; however, we remain concerned that further gains may be muted by the construction of new petrochemical plants in Canada and the Middle East.

The valuation of energy sector stocks currently remains highly attractive when compared to historic relative benchmarks. Large-capitalization stocks are trading at near record low relative price/earnings and dividend yields. In addition, we believe that earnings may recover in the oil service sector, as drilling expenditures resume following a release of budget constraints set during last year's oil price weakness, and as recently merged energy companies turn to their core businesses following consolidation and restructuring activities. Finally, at present, North American natural gas producers continue to have a favorable supply and demand outlook, provided normal weather patterns return. North American natural gas storage continues to run below year ago levels, so normal withdrawal rates for the remainder of the year could drive gas prices back to the $2.50 per thousand cubic feet range that prevailed last year. However, we will be monitoring demand and supply factors closely in this sector.

We also sold all of the Portfolio's gold holdings by the end of 1999. This had a generally favorable impact on Portfolio performance, as gold stocks have continued to languish in the current benign inflation environment, and from ongoing sales from various central banks. While we believe that there is the potential for commodity inflation to accelerate in 2000, we believe that other commodity investments may offer a better inflation hedge than gold. Gold's failure to exhibit its defensive characteristics during the recent periods of economic uncertainty and unrest has dimmed its investment appeal, in our view.

We continue to maintain a relatively high exposure to the paper and forest products industry. Positive supply and demand fundamentals continued to exert themselves in several forest and paper products, and price increases have been announced across several products. The industry continues to maintain capital spending discipline, and we believe that there is the potential for further consolidation among companies in this sector. We are currently inclined to continue our overweighting of paper and forest product stocks, although we did sell some of our holdings in companies leveraged to lumber production. While housing starts remain strong, we are concerned

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1999  (Concluded)
--------------------------------------------------------------------------------
that higher interest rates may slow the pace of new home construction. Therefore, we sold our long-term holdings in Riverside Forest Products Ltd. and Slocan Forest Products Ltd.

In the metals/mining sector, we continued to hold a neutral weighting relative to the MSCI Natural Resource Index during the year. Alcoa Inc. was the best performer in this sector, with a total return from its stock exceeding 100% during the year. Good gains were also achieved in Portfolio holdings of M.I.M. Holdings Limited and WMC Limited in Australia. While we believe these stocks may continue to perform well in sympathy with strong global economic growth, we continue to fear that idled capacity could return to global markets should metal prices continue to rally.

Should the trend in improving global economic conditions persist, we believe that the Portfolio could continue to enjoy positive investment results in the first year of the new millennium. The energy and forest products sectors currently continue to show the best supply and demand fundamentals, so we are maintaining our concentrations in these sectors. However, we have been marginally increasing our oil service exposure, as these stocks appear to have stronger earnings growth potential as we progress to the second half of the year. While the unseasonably warm start to winter surrendered some of the year's strong gains, we believe that valuations of resource sector stocks are compelling at current levels and we continue to be optimistic that resource investments could deliver a positive contribution to a diversified investment portfolio.

IN CONCLUSION

We appreciate your investment in Merrill Lynch Series Fund, Inc., and we look forward to sharing our investment outlook and strategies with you in our June semi-annual report to shareholders.

Sincerely,

/s/ Terry K. Glenn

Terry K. Glenn

PRESIDENT
February 15, 2000

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
December 31, 1999
--------------------------------------------------------------------------------

                          RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                               6 MONTH       12 MONTH
                                                                TOTAL          TOTAL
AS OF DECEMBER 31, 1999                                        RETURN         RETURN
-----------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                             + 3.81%    +         8.55%
-----------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                                        +16.20     +        31.63
-----------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                                      +15.61     +        21.36
-----------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                         +20.86     +        38.99
-----------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                           + 2.85     +         5.85
-----------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                         + 0.49             - 1.25
-----------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                             + 0.30             - 2.35
-----------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                                    +11.56     +        20.21
-----------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                    + 1.74     +        25.50
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

                                                                                FIVE YEARS   TEN YEARS
                                                                YEAR ENDED        ENDED        ENDED
                                                                 12/31/99        12/31/99     12/31/99
-------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                            +         8.55%    +13.96%      +10.67%
-------------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                                       +        31.63     +21.25       +14.50
-------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                                     +        21.36     +13.28       +11.29
-------------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                        +        38.99     +32.97       +18.65
-------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                          +         5.85     + 7.89       + 9.89
-------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                                - 1.25     + 7.31       + 7.34
-------------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                                    - 2.35     + 7.40       + 7.64
-------------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                                   +        20.21     +16.36       +12.54
-------------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                   +        25.50     + 4.45       + 3.08
-------------------------------------------------------------------------------------------------------

* The returns shown are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

BALANCED PORTFOLIO

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Standard & Poor's 500 Index and a Weighted Index. Beginning and ending values are:

                                                               12/89      12/99
                                                              --------   --------
Balanced Portfolio+                                           $10,000    $27,555
Standard & Poor's 500 Index++                                 $10,000    $53,277
Weighted Index+++                                             $10,000    $27,062

  +                          Assuming transaction costs and other operating expenses,
                             including advisory fees. Does not include insurance-related fees and expenses. Balanced Portfolio invests in a balanced portfolio of fixed-income and equity securities.
 ++                          This unmanaged broad-based index is comprised of common
                             stocks.
+++                          This unmanaged index, which is an equally weighted blend of the Three-Month US Treasury Bill Index, the Merrill Lynch US
                             Corporate & Government Master Bond Index and the Standard &
                             Poor's 500 Index, is comprised of US Treasury bills maturing in up to 3 months, investment-grade bonds and common stocks.

Past performance is not predictive of future performance.

CAPITAL STOCK PORTFOLIO

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Standard & Poor's 500 Index. Beginning and ending values are:

                                                               12/89      12/99
                                                              --------   --------
Capital Stock Portfolio+                                      $10,000    $38,715
Standard & Poor's 500 Index++                                 $10,000    $53,277

 +                           Assuming transaction costs and other operating expenses,
                             including advisory fees. Does not include insurance-related fees and expenses. Capital Stock Portfolio generally invests in equity securities that are considered to be of good or
                             improving quality or which are thought to be undervalued
                             based on criteria such as historical price/book value ratios and price/earnings ratios.
++                           This unmanaged broad-based index is comprised of common
                             stocks.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment  (Continued)
--------------------------------------------------------------------------------

GLOBAL STRATEGY PORTFOLIO

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Morgan Stanley Capital International World Index and a Weighted Index. Beginning and ending values are:

                                                               12/89      12/99
                                                              --------   --------
Global Strategy Portfolio+                                    $10,000    $29,132
Morgan Stanley Capital International World Index++            $10,000    $29,499
Weighted Index+++                                             $10,000    $30,077

  +                          Assuming transaction costs and other operating expenses,
                             including advisory fees. Does not include insurance-related fees and expenses. Global Strategy Portfolio invests
                             primarily in equity and fixed-income securities of issuers located in the United States, Canada, Western Europe, the
                             Far East and Latin America.
 ++                          This unmanaged market capitalization-weighted index,
                             calculated by Morgan Stanley Capital International, is
                             comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States.
+++                          This unmanaged index, which is an equally weighted blend of the MSCI EAFE Index, the Salomon Smith Barney World
                             Government Bond Index, and the Three-Month US Treasury Bill
                             Index, is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 20 countries, and government bonds and money market securities in the major markets, including the United States.

Past performance is not predictive of future performance.

GROWTH STOCK PORTFOLIO

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Standard & Poor's 500 Index. Beginning and ending values are:

                                                               12/89      12/99
                                                              --------   --------
Growth Stock Portfolio+                                       $10,000    $55,314
Standard & Poor's 500 Index++                                 $10,000    $53,277

 +                           Assuming transaction costs and other operating expenses,
                             including advisory fees. Does not include insurance-related fees and expenses. Growth Stock Portfolio invests in a
                             diversified portfolio of securities, primarily common
                             stocks, of aggressive growth companies that the Investment
                             Adviser believes have special investment value.
++                           This unmanaged broad-based index is comprised of common
                             stocks.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment  (Continued)
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Credit Suisse First Boston High Yield Global Index. Beginning and ending values are:

                                                               12/89      12/99
                                                              --------   --------
High Yield Portfolio+                                         $10,000    $25,671
Credit Suisse First Boston High Yield Global Index++          $10,000    $28,542

 +                           Assuming transaction costs and other operating expenses,
                             including advisory fees. Does not include insurance-related fees and expenses. High Yield Portfolio invests principally in fixed-income securities, including corporate bonds and
                             notes, convertible securities and preferred stocks, that are rated in the lower rating categories of the established
                             rating services (Baa or lower by Moody's and BBB or lower by
                             S&P), or in unrated securities of comparable quality.
++                           This unmanaged market-weighted index is comprised of
                             high-yield debt securities rated BBB or lower.

Past performance is not predictive of future performance.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Merrill Lynch US Treasury 7-10 Years Index and the Salomon Smith Barney Government/Mortgage Index. Beginning and ending values are:

                                                               12/89      12/99
                                                              --------   --------
Intermediate Government Bond Portfolio+                       $10,000    $20,306
Merrill Lynch US Treasury 7-10 Years Index++                  $10,000    $21,414
Salomon Smith Barney Government/Mortage Index+++              $10,000    $20,883

  +                          Assuming transaction costs and other operating expenses,
                             including advisory fees. Does not include insurance-related fees and expenses. Intermediate Government Bond Portfolio
                             invests only in securities issued or guaranteed by the US
                             Government and its agencies with a maximum maturity not to exceed 15 years.
 ++                          This unmanaged index is comprised of intermediate-term US
                             Government bond and US Treasury securities maturing in
                             7 years--10 years.
+++                          This unmanaged Index is comprised of 30-year and 15-year
                             GNMA, FNMA and FHLMC securities, and FNMA and FHLMC balloon mortgages.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment  (Continued)
--------------------------------------------------------------------------------

LONG TERM CORPORATE BOND PORTFOLIO

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Merrill Lynch Corporate Master Index and the Merrill Lynch US Corporates A-AAA Rated Index. Beginning and ending values are:

                                                               12/89      12/99
                                                              --------   --------
Long-Term Corporate Bond Portfolio+                           $10,000    $20,883
Merrill Lynch Corporate Master Index++                        $10,000    $22,277
Merrill Lynch US Corporates A-AAA Rated Index+++              $10,000    $22,078

 +                           Assuming transaction costs and other operating expenses,
                             including advisory fees. Does not include insurance-related fees and expenses. Long Term Corporate Bond Portfolio
                             normally invests in at least 80% of the value of its assets in straight debt securities which have a rating within the three highest grades as determined by the Standard & Poor's
                             Ratings Groups (AAA, AA or A) or Moody's Investors Service,
                             Inc. (Aaa, Aa or A).
++                           This unmanaged index is comprised of all corporate bonds
                             rated BBB3 or higher, of all maturities.
+++                          This unmanaged index is comprised of bonds rated A-AAA, of all maturities.

Past performance is not predictive of future performance.

MULTIPLE STRATEGY PORTFOLIO

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Standard & Poor's 500 Index and a Weighted Index. Beginning and ending values are:

                                                               12/89      12/99
                                                              --------   --------
Multiple Strategy Portfolio+                                  $10,000    $32,591
Standard & Poor's 500 Index++                                 $10,000    $53,277
Weighted Index+++                                             $10,000    $34,116

  +                          Assuming transaction costs and other operating expenses,
                             including advisory fees. Does not include insurance-related fees and expenses. Multiple Strategy Portfolio, which uses a fully managed investment policy, invests in equity, interme-
                             diate- and long-term debt and money market securities.
 ++                          This unmanaged broad-based index is comprised of common
                             stocks.
+++                          This unmanaged index, which is an equally weighted blend of the S&P 500 Index and the Merrill Lynch US Corporate &
                             Government Master Index, is comprised of common stocks as
                             well as investment-grade bonds.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment (Concluded)
--------------------------------------------------------------------------------

NATURAL RESOURCES PORTFOLIO

A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Standard & Poor's Industrials Index, the Consumer Price Index, and the Lipper Natural Resources Average. Beginning and ending values are:

                                                               12/89      12/99
                                                              --------   --------
Natural Resources Portfolio+                                  $10,000    $13,537
Standard & Poor's Industrials Index++                         $10,000    $56,772
Consumer Price Index+++                                       $10,000    $13,354
Lipper Natural Resources Average++++                          $10,000    $18,073

   +                                  Assuming transaction costs and other operating expenses,
                                      including advisory fees. Does not include insurance- related fees and expenses. Natural Resources Portfolio invests
                                      primarily in a portfolio of equity securities (e.g., com-
                                      mon stocks and securities convertible into common stocks) of domestic and foreign companies with substantial natural
                                      resource assets. The Portfolio may also invest in debt.
  ++                                  This unmanaged index measures the pattern of movements of
                                      the common stocks of large industrial companies and their
                                      weighting by capitalization.
 +++                                  This unmanaged index is the most widely used index of price changes over time and is designed to measure changes in the typical market basket of purchases by urban consumers.
++++                                  This average is comprised of all US mutual funds classified by Lipper Analytical Services Inc. as natural resource-
                                      related funds.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of December 31, 1999
--------------------------------------------------------------------------------

                              FACE                                                                         PERCENT OF
INDUSTRIES                   AMOUNT                       BONDS & NOTES                        VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES         $ 2,000,000   General Electric Capital Corp., 8.75% due
                                          5/21/2007......................................  $  2,160,480        1.8%
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY         743,526   Federal Home Loan Mortgage Corporation
OBLIGATIONS                               Participation Certificates--Gold Program, 7.50%
                                          due 6/01/2007++................................       751,684        0.6
                                         Federal National Mortgage Association:
                             4,770,000   5.625% due 3/15/2001............................     4,726,021        4.0
                             2,350,000   5.25% due 1/15/2009.............................     2,072,771        1.7
                            19,000,000   6.375% due 6/15/2009............................    18,141,960       15.2
                                         US Treasury Bonds:
                             1,200,000   5.25% due 11/15/2028............................       988,500        0.8
                            10,800,000   6.125% due 8/15/2029............................    10,295,424        8.6
                                         US Treasury Notes:
                             3,800,000   5% due 4/30/2001................................     3,744,178        3.2
                             3,050,000   5.75% due 6/30/2001.............................     3,030,938        2.6
                               375,000   6% due 8/15/2004................................       369,139        0.3
                               525,000   6% due 8/15/2009................................       508,594        0.4
                                                                                           ------------      -----
                                                                                             44,629,209       37.4
----------------------------------------------------------------------------------------------------------------------
                                         TOTAL BONDS & NOTES (COST-$48,128,116)              46,789,689       39.2
----------------------------------------------------------------------------------------------------------------------
                             SHARES
                              HELD                        COMMON STOCKS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE              8,329   United Technologies Corporation.                        541,385           0.5
----------------------------------------------------------------------------------------------------------------------
APPLICATION DEVELOPMENT          9,700   +Siebel Systems, Inc............................       817,225        0.7
SOFTWARE
----------------------------------------------------------------------------------------------------------------------
BANKING                          7,750   Bank of America Corporation.....................       388,953        0.3
                                12,000   The Bank of New York Company, Inc...............       480,000        0.4
                                 3,600   The Chase Manhattan Corporation.................       279,675        0.2
                                                                                           ------------      -----
                                                                                              1,148,628        0.9
----------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL             20,700   Citigroup Inc...................................     1,150,144        1.0
----------------------------------------------------------------------------------------------------------------------
BEVERAGES                       13,800   The Coca-Cola Company...........................       803,850        0.7
                                29,700   PepsiCo, Inc....................................     1,046,925        0.9
                                                                                           ------------      -----
                                                                                              1,850,775        1.6
----------------------------------------------------------------------------------------------------------------------
BROADCASTING                     4,900   +UnitedGlobalCom Inc. (Class A).................       344,225        0.3
----------------------------------------------------------------------------------------------------------------------
BROADCASTING--CABLE             30,852   +AT&T Corp.--Liberty Media Group (Class A)......     1,750,851        1.5
----------------------------------------------------------------------------------------------------------------------
BROADCASTING--RADIO &            4,500   +Clear Channel Communications, Inc..............       401,625        0.3
TELEVISION
----------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                9,700   +American Tower Corporation (Class A)...........       296,456        0.2
----------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES                2,200   +Oracle Corporation.............................       246,400        0.2
----------------------------------------------------------------------------------------------------------------------
CABLE                           52,500   +Charter Communications, Inc....................     1,148,437        1.0
----------------------------------------------------------------------------------------------------------------------
CHEMICALS                        7,850   E.I. du Pont de Nemours and Company.............       517,119        0.4
                                17,400   Rohm and Haas Company...........................       707,963        0.6
                                                                                           ------------      -----
                                                                                              1,225,082        1.0
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES              6,050   +Convergys Corporation..........................       186,037        0.2
----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                4,000   +America Online, Inc............................       301,750        0.2
                                23,220   +Cisco Systems, Inc.............................     2,485,991        2.1
                                                                                           ------------      -----
                                                                                              2,787,741        2.3
----------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                1,200   +i2 Technologies, Inc...........................       233,550        0.2
                                 3,800   +Symantic Corporation, Inc......................       222,775        0.2
                                   700   +Yahoo! Inc.....................................       302,881        0.2
                                                                                           ------------      -----
                                                                                                759,206        0.6
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

                             SHARES                                                                        PERCENT OF
INDUSTRIES                    HELD                        COMMON STOCKS                        VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
COMPUTERS                        6,400   Compaq Computer Corporation.....................  $    173,200        0.1%
                                 4,900   +EMC Corporation................................       535,325        0.5
                                 2,100   +Gateway Inc....................................       151,331        0.1
                                 7,545   International Business Machines Corporation.....       814,860        0.7
                                 5,300   +Sun Microsystems, Inc..........................       410,088        0.3
                                16,050   Tandy Corporation...............................       789,459        0.7
                                                                                           ------------      -----
                                                                                              2,874,263        2.4
----------------------------------------------------------------------------------------------------------------------
CONGLOMERATES                   16,200   The Dial Corporation............................       393,862        0.3
                                 8,700   Honeywell International Inc.....................       501,881        0.4
                                                                                           ------------      -----
                                                                                                895,743        0.7
----------------------------------------------------------------------------------------------------------------------
COSMETICS                       12,500   The Gillette Company............................       514,844        0.4
----------------------------------------------------------------------------------------------------------------------
ELECTRIC & GAS                  15,800   +Calpine Corporation............................     1,011,200        0.8
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL &                     4,800   +The AES Corporation............................       358,800        0.3
ELECTRONICS
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT            19,200   General Electric Company........................     2,971,200        2.5
----------------------------------------------------------------------------------------------------------------------
ELECTRONICS                        900   +Broadcom Corporation (Class A).................       245,081        0.2
                                 9,050   Intel Corporation...............................       744,362        0.6
                                 3,400   Texas Instruments Incorporated..................       329,375        0.3
                                                                                           ------------      -----
                                                                                              1,318,818        1.1
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES              12,800   Associates First Capital Corporation
                                          (Class A)......................................       351,200        0.3
                                16,200   Wells Fargo Company.............................       655,088        0.5
                                                                                           ------------      -----
                                                                                              1,006,288        0.8
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--             8,900   Household International, Inc....................       331,525        0.3
CONSUMER
----------------------------------------------------------------------------------------------------------------------
FOODS                           23,800   +Keebler Foods Company..........................       669,375        0.6
----------------------------------------------------------------------------------------------------------------------
HEALTHCARE                      13,700   Columbia/HCA Healthcare Corporation.............       401,581        0.3
PRODUCTS & SERVICES
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS              20,400   Colgate-Palmolive Company.......................     1,326,000        1.1
                                 4,800   The Procter & Gamble Company....................       525,900        0.4
                                                                                           ------------      -----
                                                                                              1,851,900        1.5
----------------------------------------------------------------------------------------------------------------------
INFORMATION PROCESSING          10,400   +Unisys Corporation.............................       332,150        0.3
----------------------------------------------------------------------------------------------------------------------
INSURANCE                        9,400   AXA Financial, Inc..............................       318,425        0.3
                                 7,700   American International Group, Inc...............       832,562        0.7
                                                                                           ------------      -----
                                                                                              1,150,987        1.0
----------------------------------------------------------------------------------------------------------------------
INTERNETWORKING                    800   +InfoSpace.com, Inc.............................       171,150        0.1
                                 2,200   +Inktomi Corporation............................       194,975        0.2
                                 1,300   +Internet Capital Group, Inc....................       220,431        0.2
                                                                                           ------------      -----
                                                                                                586,556        0.5
----------------------------------------------------------------------------------------------------------------------
LASER SYSTEMS &                 13,400   +JDS Uniphase Corporation.......................     2,160,750        1.8
COMPONENTS
----------------------------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT            4,400   Caterpillar Inc.................................       207,075        0.2
----------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY              11,750   Johnson & Johnson...............................     1,094,219        0.9
----------------------------------------------------------------------------------------------------------------------
METALS                          15,200   Alcoa Inc.......................................     1,261,600        1.1
----------------------------------------------------------------------------------------------------------------------
NATURAL GAS                     21,200   Enron Corp......................................       940,750        0.8
----------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES               13,700   Burlington Resources Inc........................       452,956        0.4
----------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                  9,703   Exxon Mobil Corporation.........................       781,698        0.6
                                23,550   Shell Transport & Trading Company (ADR)(a)......     1,159,838        1.0
                                                                                           ------------      -----
                                                                                              1,941,536        1.6
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

                             SHARES                                                                        PERCENT OF
INDUSTRIES                    HELD                        COMMON STOCKS                        VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
OIL SERVICE                      9,570   Schlumberger Limited............................  $    538,313        0.5%
                                 1,853   Transocean Sedco Forex Inc......................        58,709        0.0
                                                                                           ------------      -----
                                                                                                597,022        0.5
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                  12,800   International Paper Company.....................       722,400        0.6
PRODUCTS
----------------------------------------------------------------------------------------------------------------------
PETROLEUM                       14,700   Unocal Corporation..............................       493,369        0.4
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                  4,960   American Home Products Corporation..............       195,610        0.2
                                14,800   Bristol-Myers Squibb Company....................       949,975        0.8
                                13,700   Cardinal Health, Inc............................       655,887        0.5
                                 1,900   Eli Lilly and Company...........................       126,350        0.1
                                13,400   Merck & Co., Inc................................       898,637        0.7
                                17,700   Pfizer Inc......................................       574,144        0.5
                                 4,900   Pharmacia & Upjohn, Inc.........................       220,500        0.2
                                                                                           ------------      -----
                                                                                              3,621,103        3.0
----------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION              18,300   +AMFM Inc.......................................     1,431,975        1.2
----------------------------------------------------------------------------------------------------------------------
RESTAURANTS                     15,600   McDonald's Corporation..........................       628,875        0.5
----------------------------------------------------------------------------------------------------------------------
RETAIL                           8,300   +Federated Department Stores, Inc...............       419,669        0.4
                                17,300   +Safeway Inc....................................       615,231        0.5
                                17,400   Wal-Mart Stores, Inc............................     1,202,775        1.0
                                                                                           ------------      -----
                                                                                              2,237,675        1.9
----------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY                14,200   Lowe's Companies, Inc...........................       848,450        0.7
----------------------------------------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS           8,400   Millipore Corporation...........................       324,450        0.3
----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                  10,330   Motorola, Inc...................................     1,521,093        1.3
----------------------------------------------------------------------------------------------------------------------
SOFTWARE                        22,850   +Microsoft Corporation..........................     2,666,309        2.2
                                 7,000   +Network Associates, Inc........................       186,375        0.2
                                                                                           ------------      -----
                                                                                              2,852,684        2.4
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS               9,000   +3Com Corporation...............................       422,438        0.3
                                29,894   AT&T Corporation................................     1,517,120        1.3
                                 5,100   +Adelphia Business Solutions, Inc...............       241,294        0.2
                                 8,400   +Amdocs Limited.................................       289,800        0.2
                                23,400   GTE Corporation.................................     1,651,163        1.4
                                 9,300   +Global TeleSystems Group, Inc..................       322,013        0.3
                                 7,400   Lucent Technologies Inc.........................       553,612        0.5
                                28,725   +MCI WorldCom Inc...............................     1,522,425        1.3
                                                                                           ------------      -----
                                                                                              6,519,865        5.5
----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION SERVICES          3,100   United Parcel Service, Inc. (Class B)...........       213,900        0.2
----------------------------------------------------------------------------------------------------------------------
UTILITIES--                     25,135   SBC Communications Inc..........................     1,225,331        1.0
COMMUNICATION
----------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC             13,200   Public Service Enterprise Group Incorporated....       459,525        0.4
----------------------------------------------------------------------------------------------------------------------
WIRELESS                         4,500   +Sprint Corp. (PCS Group).......................       461,250        0.4
COMMUNICATION
----------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATION--     5,600       +Nextel Communications, Inc. (Class A)..........       577,150        0.5
DOMESTIC PAGING & CELLULAR
----------------------------------------------------------------------------------------------------------------------
                                         TOTAL COMMON STOCKS (COST-$47,192,847)              63,724,450       53.4
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of December 31, 1999  (Concluded)
--------------------------------------------------------------------------------

                              FACE                                                                         PERCENT OF
                             AMOUNT                   SHORT-TERM SECURITIES                    VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*          $ 4,967,000   General Motors Acceptance Corp., 5% due
                                          1/03/2000......................................  $  4,964,930        4.2%
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                1,500,000   Federal Home Loan Banks, 5.65% due 1/12/2000....     1,497,175        1.2
AGENCY OBLIGATIONS*          1,700,000   Federal National Mortgage Association, 5.67% due
                                          1/18/2000......................................     1,695,181        1.4
----------------------------------------------------------------------------------------------------------------------
                                         TOTAL SHORT-TERM SECURITIES (COST--$8,157,286)       8,157,286        6.8
----------------------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS (COST--$103,478,249)..........   118,671,425       99.4
                                         OTHER ASSETS LESS LIABILITIES...................       679,309        0.6
                                                                                           ------------      -----
                                         NET ASSETS......................................  $119,350,734      100.0%
                                                                                           ============      =====
----------------------------------------------------------------------------------------------------------------------

(a) American Depositary Receipts (ADR).

 * Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

 + Non-income producing security.

 ++ Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1999
--------------------------------------------------------------------------------

                                SHARES                                                                    PERCENT OF
INDUSTRIES                       HELD                          US STOCKS                      VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                39,393       United Technologies Corporation.........  $  2,560,545        0.6%
---------------------------------------------------------------------------------------------------------------------
APPLICATION DEVELOPMENT            51,400       +Siebel Systems, Inc....................     4,330,450        1.0
SOFTWARE
---------------------------------------------------------------------------------------------------------------------
BANKING                            89,369       Bank of America Corporation.............     4,485,207        1.0
                                   91,750       The Bank of New York Company, Inc.......     3,670,000        0.9
                                   28,700       The Chase Manhattan Corporation.........     2,229,631        0.5
                                  110,900       Citigroup Inc...........................     6,161,881        1.4
                                                                                          ------------      -----
                                                                                            16,546,719        3.8
---------------------------------------------------------------------------------------------------------------------
BEVERAGES                          23,300       The Coca-Cola Company...................     1,357,225        0.3
                                  113,600       PepsiCo, Inc............................     4,004,400        0.9
                                                                                          ------------      -----
                                                                                             5,361,625        1.2
---------------------------------------------------------------------------------------------------------------------
BROADCASTING--CABLE               151,558       +AT&T Corp.--Liberty Media Group
                                                 (Class A)..............................     8,600,916        2.0
---------------------------------------------------------------------------------------------------------------------
BROADCASTING--RADIO &              23,000       +Clear Channel Communications Inc.......     2,052,750        0.5
TELEVISION
---------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                  49,200       +American Tower Corporation (Class A)...     1,503,675        0.3
---------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES                  12,000       +Oracle Corporation.....................     1,344,000        0.3
---------------------------------------------------------------------------------------------------------------------
CABLE                             247,600       +Charter Communications, Inc.
                                                 (Class A)..............................     5,416,250        1.3
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                          37,200       E.I. du Pont de Nemours and Company.....     2,450,550        0.6
                                   88,600       Rohm and Haas Company...................     3,604,913        0.8
                                                                                          ------------      -----
                                                                                             6,055,463        1.4
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES                49,500       +Convergys Corporation..................     1,522,125        0.4
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT           99,375       +MCI WorldCom Inc.......................     5,266,875        1.2
---------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                  14,200       +America Online, Inc....................     1,071,212        0.3
                                  117,300       +Cisco Systems, Inc.....................    12,558,431        2.9
                                                                                          ------------      -----
                                                                                            13,629,643        3.2
---------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                   6,300       +i2 Technologies, Inc...................     1,226,138        0.3
                                   37,000       +Network Associates, Inc................       985,125        0.2
                                   20,800       +Symantec Corporation...................     1,219,400        0.3
                                    3,700       +Yahoo! Inc.............................     1,600,944        0.4
                                                                                          ------------      -----
                                                                                             5,031,607        1.2
---------------------------------------------------------------------------------------------------------------------
COMPUTERS                          34,300       Compaq Computer Corporation.............       928,244        0.2
                                   47,100       +EMC Corporation........................     5,145,675        1.2
                                   11,400       +Gateway Inc............................       821,512        0.2
                                   43,960       International Business Machines
                                                 Corporation............................     4,747,680        1.1
                                   61,380       +Sun Microsystems, Inc..................     4,749,278        1.1
                                   86,750       Tandy Corporation.......................     4,267,016        1.0
                                                                                          ------------      -----
                                                                                            20,659,405        4.8
---------------------------------------------------------------------------------------------------------------------
CONGLOMERATES                      23,700       Honeywell International Inc.............     1,367,194        0.3
---------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                  89,500       The Dial Corporation....................     2,175,969        0.5
---------------------------------------------------------------------------------------------------------------------
COSMETICS                          22,000       The Gillette Company....................       906,125        0.2
---------------------------------------------------------------------------------------------------------------------
ELECTRIC & GAS                     56,200       +Calpine Corporation....................     3,596,800        0.8
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS           12,700       +The AES Corporation....................       949,325        0.2
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

                                SHARES                                                                    PERCENT OF
INDUSTRIES                       HELD                          US STOCKS                      VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT              101,950       General Electric Company................  $ 15,776,762        3.7%
---------------------------------------------------------------------------------------------------------------------
ELECTRONICS                         4,800       +Broadcom Corporation (Class A).........     1,307,100        0.3
                                   45,150       Intel Corporation.......................     3,713,587        0.9
                                   17,500       Texas Instruments Incorporated..........     1,695,313        0.4
                                                                                          ------------      -----
                                                                                             6,716,000        1.6
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                 91,500       Associates First Capital Corporation
                                                 (Class A)..............................     2,510,531        0.6
                                  114,100       Wells Fargo Company.....................     4,613,919        1.1
                                                                                          ------------      -----
                                                                                             7,124,450        1.7
---------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--               61,800       Household International, Inc............     2,302,050        0.5
CONSUMER
---------------------------------------------------------------------------------------------------------------------
FOODS                             109,800       +Keebler Foods Company..................     3,088,125        0.7
---------------------------------------------------------------------------------------------------------------------
HEALTHCARE--PRODUCTS &             49,800       Columbia/HCA Healthcare Corporation.....     1,459,762        0.3
SERVICES
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                102,600       Colgate-Palmolive Company...............     6,669,000        1.5
                                   38,100       The Procter & Gamble Company............     4,174,331        1.0
                                                                                          ------------      -----
                                                                                            10,843,331        2.5
---------------------------------------------------------------------------------------------------------------------
INFORMATION PROCESSING            127,400       +Unisys Corporation.....................     4,068,838        0.9
---------------------------------------------------------------------------------------------------------------------
INSURANCE                          42,600       AXA Financial, Inc......................     1,443,075        0.3
                                   43,750       American International Group, Inc.......     4,730,469        1.1
                                                                                          ------------      -----
                                                                                             6,173,544        1.4
---------------------------------------------------------------------------------------------------------------------
INTERNETWORKING                     4,500       +InfoSpace.com, Inc.....................       962,719        0.2
                                   12,400       +Inktomi Corporation....................     1,098,950        0.3
                                    7,100       +Internet Capital Group, Inc............     1,203,894        0.3
                                                                                          ------------      -----
                                                                                             3,265,563        0.8
---------------------------------------------------------------------------------------------------------------------
LASER SYSTEMS & COMPONENTS         69,600       +JDS Uniphase Corporation...............    11,223,000        2.6
---------------------------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT              14,600       Caterpillar Inc.........................       687,112        0.2
---------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY                 42,300       Johnson & Johnson.......................     3,939,188        0.9
---------------------------------------------------------------------------------------------------------------------
METALS                             61,600       Alcoa Inc...............................     5,112,800        1.2
---------------------------------------------------------------------------------------------------------------------
NATURAL GAS                       113,400       Enron Corp..............................     5,032,125        1.2
---------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES                  68,900       Burlington Resources Inc................     2,278,006        0.5
---------------------------------------------------------------------------------------------------------------------
NETWORKING PRODUCTS                38,000       +3Com Corporation.......................     1,783,625        0.4
---------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                    65,611       Exxon Mobil Corporation.................     5,285,786        1.2
---------------------------------------------------------------------------------------------------------------------
OIL SERVICES                       41,200       Schlumberger Limited....................     2,317,500        0.5
                                    7,976       Transocean Sedco Forex Inc..............       268,702        0.1
                                                                                          ------------      -----
                                                                                             2,586,202        0.6
---------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS            34,600       International Paper Company.............     1,952,738        0.5
---------------------------------------------------------------------------------------------------------------------
PETROLEUM                          74,100       Unocal Corporation......................     2,486,981        0.6
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

                                SHARES                                                                    PERCENT OF
INDUSTRIES                       HELD                          US STOCKS                      VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                    24,400       American Home Products Corporation......  $    962,275        0.2%
                                   70,050       Bristol-Myers Squibb Company............     4,496,334        1.0
                                   50,200       Cardinal Health, Inc....................     2,403,325        0.6
                                   10,200       Eli Lilly and Company...................       678,300        0.2
                                   71,600       Merck & Co., Inc........................     4,801,675        1.1
                                   93,100       Pfizer Inc..............................     3,019,931        0.7
                                   48,800       Pharmacia & Upjohn, Inc.................     2,196,000        0.5
                                                                                          ------------      -----
                                                                                            18,557,840        4.3
---------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION                109,900       +AMFM Inc...............................     8,599,675        2.0
---------------------------------------------------------------------------------------------------------------------
RESTAURANTS                        83,700       McDonald's Corporation..................     3,374,156        0.8
---------------------------------------------------------------------------------------------------------------------
RETAIL                             54,800       +Federated Department Stores, Inc.......     2,770,825        0.6
                                   76,300       +Safeway Inc............................     2,713,419        0.6
                                   89,600       Wal-Mart Stores, Inc....................     6,193,600        1.5
                                                                                          ------------      -----
                                                                                            11,677,844        2.7
---------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY                   72,100       Lowe's Companies, Inc...................     4,307,975        1.0
---------------------------------------------------------------------------------------------------------------------
SCIENTIFIC INSTRUMENTS             34,350       Millipore Corporation...................     1,326,769        0.3
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                     50,920       Motorola, Inc...........................     7,497,970        1.7
---------------------------------------------------------------------------------------------------------------------
SOFTWARE                          139,500       +Microsoft Corporation..................    16,277,906        3.8
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                112,574       AT&T Corp...............................     5,713,130        1.3
                                   25,900       +Adelphia Business Solutions, Inc.......     1,225,394        0.3
                                   45,900       +Amdocs Limited.........................     1,583,550        0.3
                                   84,900       GTE Corporation.........................     5,990,756        1.4
                                   23,000       +Global TeleSystems Group, Inc..........       796,375        0.2
                                   39,300       Lucent Technologies Inc.................     2,940,131        0.7
                                   24,500       +Sprint Corp. (PCS Group)...............     2,511,250        0.6
                                                                                          ------------      -----
                                                                                            20,760,586        4.8
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--                   17,100       United Parcel Service, Inc. (Class B)...     1,179,900        0.3
SERVICES
---------------------------------------------------------------------------------------------------------------------
UTILITIES--                       120,150       SBC Communications Inc..................     5,857,313        1.4
COMMUNICATION
---------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATION--           15,800       +Nextel Communications, Inc.
DOMESTIC PAGING & CELLULAR                       (Class A)..............................     1,628,388        0.4
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL US STOCKS (COST-$226,339,541)        313,109,771       72.7
---------------------------------------------------------------------------------------------------------------------
COUNTRIES                                                   FOREIGN STOCKS++
---------------------------------------------------------------------------------------------------------------------
AUSTRALIA                         129,800       The News Corporation Limited (Preferred)
                                                 (ADR)(a)(5)............................     4,340,187        1.0
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN AUSTRALIA               4,340,187        1.0
---------------------------------------------------------------------------------------------------------------------
BERMUDA                            29,100       +Global Crossing Ltd. (11)..............     1,453,181        0.3
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN BERMUDA                 1,453,181        0.3
---------------------------------------------------------------------------------------------------------------------
CANADA                             22,000       BCE Inc. (10)...........................     1,984,125        0.5
                                  106,600       Nortel Networks Corporation (11)........    10,766,600        2.5
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN CANADA                 12,750,725        3.0
---------------------------------------------------------------------------------------------------------------------
FINLAND                            59,800       Nokia Oyj (11)..........................    10,839,348        2.5
                                   55,000       UPM-Kymmene Oyj (7).....................     2,215,400        0.5
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN FINLAND                13,054,748        3.0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1999  (Concluded)
--------------------------------------------------------------------------------

                                SHARES                                                                    PERCENT OF
COUNTRIES                        HELD                       FOREIGN STOCKS++                  VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
FRANCE                             15,200       Banque Nationale de Paris (BNP) (2).....  $  1,402,066        0.3%
                                   59,400       STMicroelectronics NV
                                                 (NY Registered Shares) (9).............     8,995,388        2.1
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN FRANCE                 10,397,454        2.4
---------------------------------------------------------------------------------------------------------------------
GERMANY                            18,200       Deutsche Bank AG (Registered
                                                 Shares) (2)............................     1,536,752        0.4
                                   24,500       Dresdner Bank AG (Registered
                                                 Shares) (2)............................     1,332,261        0.3
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN GERMANY                 2,869,013        0.7
---------------------------------------------------------------------------------------------------------------------
JAPAN                              10,000       Kyocera Corporation (3).................     2,593,209        0.6
                                      248       Nippon Telegraph & Telephone Corporation
                                                 (NTT) (11).............................     4,246,991        1.0
                                   39,500       Sony Corporation (ADR)(a) (3)...........    11,247,625        2.6
                                   55,000       Toyota Motor Corporation
                                                 (ADR)(a) (1)...........................     5,355,625        1.3
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN JAPAN                  23,443,450        5.5
---------------------------------------------------------------------------------------------------------------------
NETHERLANDS                        18,200       +ASM Lithography Holding NV (3).........     2,021,512        0.5
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN THE NETHERLANDS         2,021,512        0.5
---------------------------------------------------------------------------------------------------------------------
SINGAPORE                         124,800       +Flextronics International Ltd. (3).....     5,740,800        1.3
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN SINGAPORE               5,740,800        1.3
---------------------------------------------------------------------------------------------------------------------
SWEDEN                             44,400       Telefonaktiebolaget LM Ericsson
                                                 'B' (11)...............................     2,859,289        0.7
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN SWEDEN                  2,859,289        0.7
---------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                    116,200       AstraZeneca Group PLC (4)...............     4,816,799        1.1
                                  708,100       BP Amoco PLC (6)........................     7,115,269        1.7
                                  126,000       Shell Transport & Trading Company
                                                 (ADR)(a) (6)...........................     6,205,500        1.4
                                  143,300       SmithKline Beecham PLC (8)..............     1,827,387        0.4
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS IN THE UNITED KINGDOM     19,964,955        4.6
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL FOREIGN STOCKS (COST-$54,620,686)     98,895,314       23.0
---------------------------------------------------------------------------------------------------------------------
                                     FACE
                                   AMOUNT                SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*             $18,109,000       General Motors Acceptance Corp., 5% due
                                                 1/03/2000..............................    18,101,455        4.2
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL SHORT-TERM SECURITIES
                                                 (COST-$18,101,455).....................    18,101,455        4.2
---------------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENTS (COST-$299,061,682)...   430,106,540       99.9
                                                OTHER ASSETS LESS LIABILITIES...........       273,644        0.1
                                                                                          ------------      -----
                                                NET ASSETS..............................  $430,380,184      100.0%
                                                                                          ============      =====
---------------------------------------------------------------------------------------------------------------------

 (a) American Depositary Receipts (ADR).

  * Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.

  + Non-income producing security.

 ++ Corresponding industry groups for foreign securities:

     (1)  Automobile
     (2)  Banking
     (3)  Electronic Components
     (4)  Medical-Drugs

     (5)  Multimedia
     (6)  Oil-Integrated
     (7)  Paper & Forest Products
     (8)  Pharmaceuticals

     (9)  Semiconductors
    (10)  Telecommunications
    (11)  Telecommunications Equipment

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1999
--------------------------------------------------------------------------------

                                     SHARES                                                              PERCENT OF
INDUSTRIES                             HELD                   US STOCKS                      VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                  9,801    United Technologies Corporation..........  $    637,065         0.3%
--------------------------------------------------------------------------------------------------------------------
APPLICATION DEVELOPMENT              9,640    +Siebel Systems, Inc.....................       812,170         0.3
SOFTWARE
--------------------------------------------------------------------------------------------------------------------
BANKING                             11,626    Bank of America Corporation..............       583,480         0.3
                                    30,560    The Bank of New York Company, Inc........     1,222,400         0.5
                                     4,000    The Chase Manhattan Corporation..........       310,750         0.1
                                                                                         ------------      ------
                                                                                            2,116,630         0.9
--------------------------------------------------------------------------------------------------------------------
BEVERAGES                            4,000    The Coca-Cola Company....................       233,000         0.1
                                    21,850    PepsiCo, Inc.............................       770,212         0.3
                                                                                         ------------      ------
                                                                                            1,003,212         0.4
--------------------------------------------------------------------------------------------------------------------
BROADCASTING                         5,000    +UnitedGlobalCom Inc. (Class A)..........       351,250         0.1
--------------------------------------------------------------------------------------------------------------------
BROADCASTING--CABLE                 35,734    +AT&T Corp.--Liberty Media Group
                                               (Class A)...............................     2,027,904         0.8
--------------------------------------------------------------------------------------------------------------------
BROADCASTING--RADIO &                5,040    +Clear Channel Communications, Inc.......       449,820         0.2
TELEVISION
--------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                    9,240    +American Tower Corporation (Class A)....       282,398         0.1
--------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES                    2,200    +Oracle Corporation......................       246,400         0.1
--------------------------------------------------------------------------------------------------------------------
CABLE                               44,200    +Charter Communications, Inc.
                                               (Class A)...............................       966,875         0.4
--------------------------------------------------------------------------------------------------------------------
CHEMICALS                            6,836    E.I. du Pont de Nemours and Company......       450,322         0.2
                                    19,244    Rohm and Haas Company....................       782,990         0.3
                                                                                         ------------      ------
                                                                                            1,233,312         0.5
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES                  6,600    +Convergys Corporation...................       202,950         0.1
--------------------------------------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT             23,115    +MCI WorldCom Inc........................     1,225,095         0.5
--------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES                    2,600    +America Online, Inc.....................       196,137         0.1
                                    27,310    +Cisco Systems, Inc......................     2,923,877         1.2
                                                                                         ------------      ------
                                                                                            3,120,014         1.3
--------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE                    1,200    +i2 Technologies, Inc....................       233,550         0.1
                                     6,500    +Network Associates, Inc.................       173,062         0.1
                                     3,800    +Symantec Corporation....................       222,775         0.1
                                       700    +Yahoo! Inc..............................       302,881         0.1
                                                                                         ------------      ------
                                                                                              932,268         0.4
--------------------------------------------------------------------------------------------------------------------
COMPUTERS                            8,200    Compaq Computer Corporation..............       221,913         0.1
                                     9,310    +EMC Corporation.........................     1,017,118         0.4
                                     2,100    +Gateway Inc.............................       151,331         0.1
                                     7,895    International Business Machines
                                               Corporation.............................       852,660         0.3
                                    24,200    +Sun Microsystems, Inc...................     1,872,475         0.8
                                    16,000    Tandy Corporation........................       787,000         0.3
                                                                                         ------------      ------
                                                                                            4,902,497         2.0
--------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS                   16,540    The Dial Corporation.....................       402,129         0.2
                                     4,400    Honeywell International Inc..............       253,825         0.1
                                                                                         ------------      ------
                                                                                              655,954         0.3
--------------------------------------------------------------------------------------------------------------------
COSMETICS                            4,000    The Gillette Company.....................       164,750         0.1
--------------------------------------------------------------------------------------------------------------------
ELECTRIC & GAS                      10,500    +Calpine Corporation.....................       672,000         0.3
--------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS             2,600    +The AES Corporation.....................       194,350         0.1
--------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                15,650    General Electric Company.................     2,421,838         1.0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

                                     SHARES                                                              PERCENT OF
INDUSTRIES                             HELD                   US STOCKS                      VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------
ELECTRONICS                            900    +Broadcom Corporation (Class A)..........  $    245,081         0.1%
                                     8,550    Intel Corporation........................       703,237         0.3
                                     3,300    Texas Instruments Incorporated...........       319,688         0.1
                                                                                         ------------      ------
                                                                                            1,268,006         0.5
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES                  19,190    Associates First Capital Corporation
                                               (Class A)...............................       526,526         0.2
                                    15,800    Citigroup Inc............................       877,888         0.4
                                    16,740    Wells Fargo Company......................       676,923         0.3
                                                                                         ------------      ------
                                                                                            2,081,337         0.9
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--                10,100    Household International, Inc.............       376,225         0.2
CONSUMER
--------------------------------------------------------------------------------------------------------------------
FOODS                               28,410    +Keebler Foods Company...................       799,031         0.3
--------------------------------------------------------------------------------------------------------------------
HEALTHCARE                          10,000    Columbia/HCA Healthcare Corporation......       293,125         0.1
PRODUCTS & SERVICES
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                   8,310    Colgate-Palmolive Company................       540,150         0.2
                                     5,400    The Procter & Gamble Company.............       591,637         0.3
                                                                                         ------------      ------
                                                                                            1,131,787         0.5
--------------------------------------------------------------------------------------------------------------------
INFORMATION PROCESSING              10,280    +Unisys Corporation......................       328,318         0.1
--------------------------------------------------------------------------------------------------------------------
INSURANCE                           10,780    AXA Financial, Inc.......................       365,172         0.1
                                     4,500    American International Group, Inc........       486,563         0.2
                                                                                         ------------      ------
                                                                                              851,735         0.3
--------------------------------------------------------------------------------------------------------------------
INTERNETWORKING                        800    +InfoSpace.com, Inc......................       171,150         0.1
                                     2,200    +Inktomi Corporation.....................       194,975         0.1
                                     1,300    +Internet Capital Group, Inc.............       220,431         0.1
                                                                                         ------------      ------
                                                                                              586,556         0.3
--------------------------------------------------------------------------------------------------------------------
LASER SYSTEMS &                     14,560    +JDS Uniphase Corporation................     2,347,800         1.0
COMPONENTS
--------------------------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT                3,387    Caterpillar Inc..........................       159,401         0.1
--------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY                   6,410    Johnson & Johnson........................       596,931         0.2
--------------------------------------------------------------------------------------------------------------------
METALS                               8,136    Alcoa Inc................................       675,288         0.3
--------------------------------------------------------------------------------------------------------------------
NATURAL GAS                         21,460    Enron Corp...............................       952,288         0.4
--------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES                   13,050    Burlington Resources Inc.................       431,466         0.2
--------------------------------------------------------------------------------------------------------------------
NETWORKING PRODUCTS                  7,000    +3Com Corporation........................       328,563         0.1
--------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                     13,465    Exxon Mobil Corporation..................     1,084,774         0.4
--------------------------------------------------------------------------------------------------------------------
OIL SERVICES                        14,900    Schlumberger Limited.....................       838,125         0.4
                                     2,885    Transocean Sedco Forex Inc...............        97,176         0.0
                                                                                         ------------      ------
                                                                                              935,301         0.4
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS              8,124    International Paper Company..............       458,498         0.2
--------------------------------------------------------------------------------------------------------------------
PETROLEUM                           14,100    Unocal Corporation.......................       473,231         0.2
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                      5,990    American Home Products Corporation.......       236,231         0.1
                                    15,150    Bristol-Myers Squibb Company.............       972,441         0.4
                                    10,950    Cardinal Health, Inc.....................       524,231         0.2
                                     1,900    Eli Lilly and Company....................       126,350         0.1
                                    14,460    Merck & Co., Inc.........................       969,724         0.4
                                    17,890    Pfizer Inc...............................       580,307         0.2
                                     5,810    Pharmacia & Upjohn, Inc..................       261,450         0.1
                                                                                         ------------      ------
                                                                                            3,670,734         1.5
--------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION                  16,425    +AMFM Inc................................     1,285,256         0.5
--------------------------------------------------------------------------------------------------------------------
RESTAURANTS                         20,000    McDonald's Corporation...................       806,250         0.3
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

                                     SHARES                                                              PERCENT OF
INDUSTRIES                             HELD                   US STOCKS                      VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------
RETAIL                               7,400    +Federated Department Stores, Inc........  $    374,163         0.2%
                                    18,970    +Safeway Inc.............................       674,621         0.3
                                    17,690    Wal-Mart Stores, Inc.....................     1,222,821         0.5
                                                                                         ------------      ------
                                                                                            2,271,605         1.0
--------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY                    13,920    Lowe's Companies, Inc....................       831,720         0.3
--------------------------------------------------------------------------------------------------------------------
SCIENTIFIC EQUIPMENTS                5,600    Millipore Corporation....................       216,300         0.1
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                       7,690    Motorola, Inc............................     1,132,352         0.5
--------------------------------------------------------------------------------------------------------------------
SOFTWARE                            24,690    +Microsoft Corporation...................     2,881,014         1.2
--------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                  29,059    AT&T Corp................................     1,474,744         0.6
                                     5,000    +Adelphia Business Solutions, Inc........       236,562         0.1
                                     8,400    +Amdocs Limited..........................       289,800         0.1
                                    19,710    GTE Corporation..........................     1,390,787         0.6
                                     4,300    +Global TeleSystems Group, Inc...........       148,888         0.1
                                     7,270    Lucent Technologies Inc..................       543,887         0.2
                                     4,500    +Sprint Corp. (PCS Group)................       461,250         0.2
                                                                                         ------------      ------
                                                                                            4,545,918         1.9
--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--SERVICES             3,200    United Parcel Service, Inc. (Class B)....       220,800         0.1
--------------------------------------------------------------------------------------------------------------------
UTILITIES--COMMUNICATION            19,832    SBC Communications Inc...................       966,810         0.4
--------------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATION--             3,000    +Nextel Communications, Inc. (Class A)...       309,187         0.1
DOMESTIC PAGING & CELLULAR
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL US STOCKS (COST-$42,221,762)           59,916,359        24.8
--------------------------------------------------------------------------------------------------------------------
COUNTRIES                                                 FOREIGN STOCKS++
--------------------------------------------------------------------------------------------------------------------
AUSTRALIA                           68,500    Broken Hill Proprietary Company Limited
                                               (18)....................................       895,614         0.4
                                    19,000    The News Corporation Limited (Preferred)
                                               (ADR)* (33).............................       635,313         0.2
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN AUSTRALIA                1,530,927         0.6
--------------------------------------------------------------------------------------------------------------------
AUSTRIA                             12,100    Mayr-Melnhof Karton AG (39)..............       560,496         0.2
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN AUSTRIA                    560,496         0.2
--------------------------------------------------------------------------------------------------------------------
BERMUDA                              5,400    +Global Crossing Ltd. (48)...............       269,662         0.1
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN BERMUDA                    269,662         0.1
--------------------------------------------------------------------------------------------------------------------
BRAZIL                              27,400    Aracruz Celulose SA (ADR)* (38)..........       719,250         0.3
                                    25,200    +Companhia Vale do Rio Doce 'A'
                                               (Preferred) (35)........................       698,448         0.3
                                    21,200    Embratel Participacoes SA (ADR)* (47)....       577,700         0.2
                                 1,660,000    Petroleo Brasileiro SA (38)..............       368,043         0.2
                                     4,600    Telecomunicacoes Brasileiras SA-Telebras
                                               (Preferred Block) (ADR)* (47)...........       591,100         0.2
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN BRAZIL                   2,954,541         1.2
--------------------------------------------------------------------------------------------------------------------
CANADA                              15,000    Alberta Energy Company Ltd. (38).........       465,935         0.2
                                    13,200    BCE Inc. (47)............................     1,190,475         0.5
                                    61,100    Domtar, Inc. (39)........................       721,205         0.3
                                    13,000    Nortel Networks Corporation (12).........     1,313,000         0.6
                                    25,100    Teleglobe Inc. (48)......................       569,456         0.2
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN CANADA                   4,260,071         1.8
--------------------------------------------------------------------------------------------------------------------
DENMARK                              4,100    +ISS International Service System A/S 'B'
                                               (11)....................................       275,853         0.1
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN DENMARK                    275,853         0.1
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

                                     SHARES                                                              PERCENT OF
COUNTRIES                              HELD               FOREIGN STOCKS++                   VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------
FINLAND                             35,100    Amer Group Ltd. (4)......................  $    712,216         0.3%
                                    10,600    Nokia Oyj (12)...........................     1,921,356         0.8
                                    23,000    Sampo Insurance Company Ltd. 'A' (28)....       803,687         0.3
                                    20,100    UPM-Kymmene Oyj (39).....................       809,628         0.4
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN FINLAND                  4,246,887         1.8
--------------------------------------------------------------------------------------------------------------------
FRANCE                               1,900    +Atos SA (14)............................       314,929         0.1
                                    17,950    Aventis SA (10)..........................     1,042,965         0.4
                                     9,800    Axa (28).................................     1,365,814         0.6
                                     6,000    Banque Nationale de Paris (BNP) (5)......       553,447         0.2
                                     1,860    Cap Gemini SA (27).......................       472,001         0.2
                                     5,376    Carrefour SA (34)........................       991,236         0.4
                                         5    Elf Aquitaine SA (36)....................           770         0.0
                                    13,000    France Telecom SA (48)...................     1,718,848         0.7
                                     2,700    Groupe Danone (23).......................       636,223         0.3
                                    19,200    Pechiney SA 'A' (35).....................     1,371,776         0.6
                                    17,100    STMicroelectronics NV (NY Registered
                                               Shares) (45)............................     2,589,581         1.1
                                    18,900    Scor (43)................................       833,615         0.4
                                     2,312    Societe Generale 'A' (5).................       537,810         0.2
                                    18,800    Thomson CSF (21).........................       620,767         0.3
                                     9,500    +Thomson Multimedia (37).................       511,808         0.2
                                    15,085    Total Fina SA 'B' (38)...................     2,012,754         0.8
                                    14,400    Vivendi (51).............................     1,299,997         0.5
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN FRANCE                  16,874,341         7.0
--------------------------------------------------------------------------------------------------------------------
GERMANY                              9,300    BASF AG (10).............................       477,620         0.2
                                     7,200    Deutsche Bank AG (Registered Shares)
                                               (6).....................................       607,946         0.3
                                     9,700    Dresdner Bank AG (5).....................       527,467         0.2
                                    12,983    +Epcos AG (20)...........................       974,004         0.4
                                    12,200    Henkel KGaA (Preferred) (10).............       804,694         0.3
                                     6,250    Mannesmann AG (31).......................     1,507,353         0.6
                                     9,500    RWE AG (18)..............................       372,137         0.2
                                    10,000    Siemens AG (21)..........................     1,271,841         0.5
                                    14,138    Veba AG (51).............................       686,934         0.3
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN GERMANY                  7,229,996         3.0
--------------------------------------------------------------------------------------------------------------------
HONG KONG                           46,600    Hutchison Whampoa Limited (36)...........       677,448         0.3
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN HONG KONG                  677,448         0.3
--------------------------------------------------------------------------------------------------------------------
IRELAND                            107,000    Bank of Ireland (5)......................       851,217         0.4
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN IRELAND                    851,217         0.4
--------------------------------------------------------------------------------------------------------------------
ITALY                              148,800    ENI SpA (38).............................       818,135         0.3
                                    30,000    Mondadori (Arnoldo) Editore SpA (41).....       951,615         0.4
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN ITALY                    1,769,750         0.7
--------------------------------------------------------------------------------------------------------------------
JAPAN                               72,000    The Bank of Tokyo-Mitsubishi, Ltd. (6)...     1,003,308         0.4
                                    28,000    Bridgestone Corp. (49)...................       616,499         0.3
                                    41,000    The Daimaru, Inc. (44)...................       138,820         0.1
                                       158    East Japan Railway Company (50)..........       851,923         0.4
                                    31,000    Fujitsu Limited (21).....................     1,413,641         0.6
                                    40,000    Hitachi Ltd. (21)........................       641,941         0.3
                                    20,000    Honda Motor Co., Ltd. (3)................       743,713         0.3
                                     3,900    +Internet Initiative Japan Inc. (ADR)*
                                               (13)....................................       378,300         0.2
                                    14,000    Ito-Yokado Co., Ltd. (44)................     1,520,697         0.6
                                    37,000    Kao Corporation (16).....................     1,055,436         0.4
                                     2,300    Keyence Corporation (21).................       934,044         0.4
                                    10,000    Kyocera Corporation (21).................     2,593,209         1.1
                                    49,000    Marui Co., Ltd. (39).....................       731,715         0.3

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

                                     SHARES                                                              PERCENT OF
COUNTRIES                              HELD               FOREIGN STOCKS++                   VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------
JAPAN (CONCLUDED)                   44,000    Matsushita Electric Industrial Company,
                                               Ltd. (21)...............................  $  1,218,515         0.5%
                                    41,000    Minebea Company Ltd. (30)................       703,327         0.3
                                    55,000    +Mitsukoshi, Ltd. (44)...................       193,757         0.1
                                    61,000    NEC Corporation (14).....................     1,453,518         0.6
                                        76    NTT Mobile Communications Network, Inc.
                                               (48)....................................     2,922,791         1.2
                                   251,000    Nippon Sheet Glass Company, Ltd. (24)....     1,301,791         0.5
                                   230,000    Nippon Steel Corporation (46)............       537,920         0.2
                                       101    Nippon Telegraph & Telephone Corporation
                                               (NTT) (48)..............................     1,729,621         0.7
                                    37,000    Olympus Optical Co., Ltd. (18)...........       523,192         0.2
                                     7,000    Orix Corporation (22)....................     1,576,867         0.6
                                     6,000    Rohm Company Ltd. (21)...................     2,465,995         1.0
                                    93,000    The Sanwa Bank, Ltd. (6).................     1,131,216         0.5
                                    21,000    Shin-Etsu Chemical Co., Ltd. (10)........       904,198         0.4
                                     2,400    Softbank Corporation (17)................     2,296,898         0.9
                                     7,200    Sony Corporation (ADR)* (1)..............     2,050,200         0.8
                                    81,000    The Sumitomo Bank, Ltd. (5)..............     1,108,905         0.5
                                     8,000    TDK Corporation (32).....................     1,104,609         0.5
                                    19,000    Takeda Chemical Industries, Ltd. (40)....       938,937         0.4
                                    62,000    The Tokio Marine & Fire Insurance Co.
                                               Ltd. (28)...............................       725,022         0.3
                                   117,000    Toshiba Corporation (21).................       893,042         0.4
                                    27,000    Toyota Motor Corporation (3).............     1,307,858         0.5
                                     8,000    Toyota Motor Corporation (ADR)* (3)......       779,000         0.3
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN JAPAN                   40,490,425        16.8
--------------------------------------------------------------------------------------------------------------------
NETHERLANDS                         24,600    ABN AMRO Holding NV (5)..................       614,351         0.3
                                     4,200    +ASM Lithography Holding NV (20).........       466,503         0.2
                                     9,400    Akzo Nobel NV (10).......................       471,397         0.2
                                    15,800    +Baan Company, NV (13)...................       223,226         0.1
                                    33,400    CSM NV (23)..............................       713,037         0.3
                                     2,800    +Equant (14).............................       317,769         0.1
                                     4,400    Getronics NV (13)........................       350,919         0.1
                                    17,850    Koninklijke Ahold NV (23)................       528,284         0.2
                                     4,400    Koninklijke (Royal) Philips Electronics
                                               NV (NY Registered Shares) (21)..........       594,000         0.2
                                     8,571    Unilever NV 'A' (36).....................       473,324         0.2
                                    18,800    VNU NV (41)..............................       987,851         0.4
                                    12,600    Vedior NV 'A' (26).......................       129,420         0.1
                                    15,500    Vendex KBB NV (44).......................       412,064         0.2
                                    22,400    Wolters Kluwer NV 'A' (35)...............       757,908         0.3
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN THE NETHERLANDS          7,040,053         2.9
--------------------------------------------------------------------------------------------------------------------
NORWAY                              25,300    Bergesen d.y. ASA 'B' (50)...............       433,046         0.2
                                    61,900    Merkantildata ASA (13)...................       750,162         0.3
                                    43,400    +Tandberg Television ASA (47)............       601,874         0.2
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN NORWAY                   1,785,082         0.7
--------------------------------------------------------------------------------------------------------------------
SINGAPORE                           97,000    City Developments Limited (15)...........       568,018         0.2
                                    25,586    DBS Group Holdings Limited (6)...........       419,518         0.2
                                    28,400    +Flextronics International Ltd. (20).....     1,306,400         0.6
                                    48,900    Singapore Airlines Limited (50)..........       555,081         0.2
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SINGAPORE                2,849,017         1.2
--------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                         14,500    Pohang Iron & Steel Company Ltd. (ADR)*
                                               (46)....................................       507,500         0.2
                                     1,700    Samsung Electronics (21).................       398,414         0.2
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SOUTH KOREA                905,914         0.4
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

                                     SHARES                                                              PERCENT OF
COUNTRIES                              HELD               FOREIGN STOCKS++                   VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------
SPAIN                               51,000    +Dinamia Capital Privado. Sociedad de
                                               Capital Riesgo, SA (52).................  $    444,238         0.2%
                                    39,200    Endesa SA (51)...........................       778,040         0.3
                                     8,350    +Grupo Ferrovial, SA (15)................       121,082         0.0
                                    25,900    Metrovacesa, SA (42).....................       448,598         0.2
                                    43,400    Repsol-YPF, SA (38)......................     1,006,061         0.4
                                    53,700    +Telefonica SA (48)......................     1,341,082         0.6
                                    79,200    Uralita, SA (8)..........................       559,078         0.2
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SPAIN                    4,698,179         1.9
--------------------------------------------------------------------------------------------------------------------
SWEDEN                              17,200    Autoliv, Inc. (4)........................       504,215         0.2
                                    48,400    Castellum AB (42)........................       472,946         0.2
                                     4,900    Custos AB 'A' (18).......................       119,125         0.0
                                    19,100    Custos AB 'B' (18).......................       458,724         0.2
                                    63,000    Fastighets AB Tornet (42)................       875,206         0.4
                                    29,400    ForeningsSparbanken AB (5)...............       432,658         0.2
                                    63,000    Haldex AB (4)............................       734,283         0.3
                                    75,400    Investment AB Bure (29)..................       514,858         0.2
                                    95,400    Nordbanken Holding AB (5)................       561,573         0.2
                                    53,000    Stora Enso Oyj 'R' (39)..................       910,996         0.4
                                    11,000    Telefonaktiebolaget LM Ericsson 'B'
                                               (48)....................................       708,382         0.3
                                    17,700    Volvo AB 'B' (2).........................       458,441         0.2
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SWEDEN                   6,751,407         2.8
--------------------------------------------------------------------------------------------------------------------
SWITZERLAND                            418    Adecco SA (Registered Shares) (26).......       325,639         0.1
                                     2,909    Credit Suisse Group (Registered Shares)
                                               (5).....................................       578,437         0.3
                                       325    Novartis AG (Registered Shares) (19).....       477,383         0.2
                                        86    Roche Holding AG (40)....................     1,021,172         0.4
                                     1,579    UBS AG (Registered Shares) (6)...........       426,569         0.2
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SWITZERLAND              2,829,200         1.2
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                      25,800    AstraZeneca Group PLC (19)...............     1,069,479         0.4
                                    89,600    BP Amoco PLC (38)........................       900,336         0.4
                                   164,500    Billiton PLC (18)........................       969,870         0.4
                                    55,300    British Telecommunications PLC (47)......     1,350,583         0.6
                                    45,300    Cable & Wireless PLC (47)................       767,063         0.3
                                   237,400    Devro PLC (23)...........................       386,085         0.2
                                    98,348    Diageo PLC (7)...........................       790,592         0.3
                                    38,800    Dixons Group PLC (44)....................       932,575         0.4
                                    20,700    +Energis PLC (47)........................       993,731         0.4
                                    31,600    Glaxo Wellcome PLC (39)..................       892,653         0.4
                                    72,800    HSBC Holdings PLC (5)....................     1,014,144         0.4
                                   167,700    Hilton Group PLC (53)....................       536,665         0.2
                                   132,000    Lloyds TSB Group PLC (5).................     1,650,261         0.7
                                    56,900    The Peninsular and Oriental Steam
                                               Navigation Company (50).................       948,790         0.4
                                    69,300    Reckitt Benckiser PLC (41)...............       649,371         0.3
                                    25,900    Shell Transport & Trading Company (ADR)*
                                               (38)....................................     1,275,575         0.5
                                    79,200    SmithKline Beecham PLC (40)..............     1,009,973         0.4
                                    88,600    +TeleWest Communications PLC (9).........       472,317         0.2
                                   174,500    Vodafone AirTouch PLC (47)...............       864,047         0.3
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN THE UNITED KINGDOM      17,474,110         7.2
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL FOREIGN STOCKS (COST--$94,393,405)    126,324,576        52.3
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1999  (Concluded)
--------------------------------------------------------------------------------

                                 FACE                                                                    PERCENT OF
COUNTRIES                       AMOUNT                     FOREIGN BONDS++                   VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------
GERMANY                                       Bundesrepublik Deutschland (25):
                            [EURO]  24,510,000   4.75% due 11/20/2001................... $ 24,918,883        10.3%
                                 9,680,000      4.75% due 7/04/2028....................     8,122,477         3.4
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN GERMANY                 33,041,360        13.7
--------------------------------------------------------------------------------------------------------------------
NEW ZEALAND                 NZ$  4,600,000    New Zealand Government Bond, 8% due
                                               4/15/2004 (25)..........................     2,482,872         1.0
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN NEW ZEALAND              2,482,872         1.0
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                 L 1,800,000    UK Treasury Gilt, 7.25% due
                                               12/07/2007 (25).........................     3,167,159         1.3
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN THE UNITED KINGDOM       3,167,159         1.3
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL FOREIGN BONDS (COST--$43,069,270)      38,691,391        16.0
--------------------------------------------------------------------------------------------------------------------
                                                 US GOVERNMENT & AGENCY OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
US GOVERNMENT &                               Federal National Mortgage Association:
AGENCY OBLIGATIONS          US$    480,000      5.625% due 3/15/2001...................       475,574         0.2
                                 1,850,000      6.375% due 6/15/2009...................     1,766,454         0.7
                                 2,500,000    US Treasury Bonds, 6.125% due 8/15/2029..     2,383,200         1.0
                                              US Treasury Notes:
                                 1,200,000      5% due 4/30/2001.......................     1,182,372         0.5
                                   800,000      5.75% due 6/30/2001....................       794,872         0.3
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL US GOVERNMENT & AGENCY
                                              OBLIGATIONS (COST--$6,715,088)                6,602,472         2.7
--------------------------------------------------------------------------------------------------------------------
                                                        SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**               9,281,000    General Motors Acceptance Corp., 5% due
                                               1/03/2000...............................     9,278,422         3.8
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL SHORT-TERM SECURITIES
                                              (COST--$9,278,422)                            9,278,422         3.8
--------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS (COST--$195,677,947)...   240,813,220        99.6
                                              OTHER ASSETS LESS LIABILITIES............       885,505         0.4
                                                                                         ------------      ------
                                              NET ASSETS...............................  $241,698,725       100.0%
                                                                                         ============      ======
--------------------------------------------------------------------------------------------------------------------

  * American Depositary Receipts (ADR).

 ** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.

  + Non-income producing security.

 ++ Corresponding industry groups for foreign stocks and bonds:

      (1)  Appliances
      (2)  Automobile & Equipment
      (3)  Automotive
      (4)  Auto-Parts
      (5)  Banking
      (6)  Banking & Financial
      (7)  Beverages
      (8)  Building Products
      (9)  Cable Television Services
     (10)  Chemicals
     (11)  Commercial Services
     (12)  Communication Equipment
     (13)  Computer Software
     (14)  Computers
     (15)  Construction
     (16)  Cosmetics & Toiletries
     (17)  Distribution
     (18)  Diversified

     (19)  Drugs
     (20)  Electronic Components
     (21)  Electronics
     (22)  Finance
     (23)  Food
     (24)  Glass
     (25)  Government (Bonds)
     (26)  Human Resources
     (27)  Information Processing
     (28)  Insurance
     (29)  Investment Management
     (30)  Machine Tools & Machinery
     (31)  Machinery & Equipment
     (32)  Manufacturing
     (33)  Media-Communications
     (34)  Merchandising
     (35)  Metals & Mining

     (36)  Multi-Industry
     (37)  Multimedia
     (38)  Oil-Integrated
     (39)  Paper & Forest Products
     (40)  Pharmaceuticals
     (41)  Publishing
     (42)  Real Estate
     (43)  Reinsurance
     (44)  Retail
     (45)  Semiconductors
     (46)  Steel
     (47)  Telecommunications
     (48)  Telephone-Integrated
     (49)  Tires & Rubber
     (50)  Transport Services
     (51)  Utilities
     (52)  Venture Capital
     (53)  Leisure

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of December 31, 1999
--------------------------------------------------------------------------------

                            SHARES                                                                       PERCENT OF
INDUSTRIES                   HELD                             STOCKS                         VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------
                                                                                                         PERCENT OF
INDUSTRIES                SHARES HELD                         STOCKS                        VALUE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------
ADVERTISING                   100,000       The Interpublic Group of Companies, Inc....  $  5,768,750        0.9%
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILE                    125,000       Toyota Motor Corporation...................     6,054,898        1.0
--------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL            90,000       Bank of America Corporation................     4,516,875        0.7
                              145,000       Citigroup Inc..............................     8,056,562        1.3
                                6,300       State Street Corporation...................       460,294        0.1
                                                                                         ------------      -----
                                                                                           13,033,731        2.1
--------------------------------------------------------------------------------------------------------------------
BEVERAGES                     190,000       The Coca-Cola Company......................    11,067,500        1.8
--------------------------------------------------------------------------------------------------------------------
BROADCASTING--MEDIA           100,000       +Infinity Broadcasting Corporation
                                             (Class A).................................     3,618,750        0.6
--------------------------------------------------------------------------------------------------------------------
BROADCASTING--                 80,000       +AMFM Inc..................................     6,260,000        1.0
RADIO & TELEVISION             70,000       +CBS Corporation...........................     4,475,625        0.7
                              125,000       +Clear Channel Communications, Inc.........    11,156,250        1.8
                                                                                         ------------      -----
                                                                                           21,891,875        3.5
--------------------------------------------------------------------------------------------------------------------
COMMUNICATION                 200,000       +3Com Corporation..........................     9,387,500        1.5
EQUIPMENT                     287,000       +Cisco Systems, Inc........................    30,726,937        4.9
                               60,000       +Etek dynamics Inc.........................     8,055,000        1.3
                               90,000       +JDS Uniphase Corporation..................    14,512,500        2.3
                              247,000       Lucent Technologies Inc....................    18,478,687        3.0
                              114,000       Motorola, Inc..............................    16,786,500        2.7
                              127,000       Nokia Oyj..................................    23,020,020        3.7
                              165,000       Nortel Networks Corporation................    16,665,000        2.7
                              145,000       Telefonaktiebolaget LM Ericsson (ADR)*.....     9,515,625        1.5
                                                                                         ------------      -----
                                                                                          147,147,769       23.6
--------------------------------------------------------------------------------------------------------------------
COMPUTER--SOFTWARE             30,000       SAP AG (Systeme, Anwendungen, Produkte in
                                             der Datenverarbeitung) (ADR)*.............     1,561,875        0.3
--------------------------------------------------------------------------------------------------------------------
COMPUTERS                     200,000       +EMC Corporation...........................    21,850,000        3.5
                               88,000       International Business Machines
                                             Corporation...............................     9,504,000        1.5
                              266,000       +Sun Microsystems, Inc.....................    20,581,750        3.3
                                                                                         ------------      -----
                                                                                           51,935,750        8.3
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                    64,000       Mannesmann AG..............................    15,435,296        2.5
--------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT           10,000       Emerson Electric Co. ......................       573,750        0.1
                              185,000       General Electric Company...................    28,628,750        4.6
                                                                                         ------------      -----
                                                                                           29,202,500        4.7
--------------------------------------------------------------------------------------------------------------------
ELECTRONICS                    13,000       +Broadcom Corporation (Class A)............     3,540,063        0.6
                               90,000       +LSI Logic Corporation.....................     6,075,000        1.0
                              128,000       STMicroelectornics.........................    19,695,309        3.1
                              182,000       Texas Instruments Incorporated.............    17,631,250        2.8
                               40,000       +Xilinx, Inc...............................     1,817,500        0.3
                                                                                         ------------      -----
                                                                                           48,759,122        7.8
--------------------------------------------------------------------------------------------------------------------
ENERGY                        190,500       BP Amoco PLC (ADR)*........................    11,299,031        1.8
                               40,000       Duke Energy Corporation....................     2,005,000        0.3
                              200,000       El Paso Energy Corporation.................     7,762,500        1.3
                              261,000       Enron Corp.................................    11,581,875        1.9
                               75,000       Exxon Mobil Corporation....................     6,042,187        1.0
                              165,000       Royal Dutch Petroleum Company (NY
                                             Registered Shares)........................     9,972,188        1.6
                               40,000       UtiliCorp United Inc.......................       777,500        0.1
                                                                                         ------------      -----
                                                                                           49,440,281        8.0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

ENTERTAINMENT                  50,000       +AT&T Corp.--Liberty Media Group
                                             (Class A).................................     2,837,500        0.5
                            SHARES                                                                       PERCENT OF
INDUSTRIES                   HELD                             STOCKS                         VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------
                              135,000       The Walt Disney Company....................     3,948,750        0.6
                                                                                         ------------      -----
                                                                                            6,786,250        1.1
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES             32,100       T. Rowe Price Associates, Inc..............     1,181,681        0.2
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS             13,000       The Procter & Gamble Company...............  $  1,424,313        0.2%
--------------------------------------------------------------------------------------------------------------------
INFORMATION PROCESSING        260,000       +America Online, Inc.......................    19,613,750        3.1
                              100,000       +At Home Corporation (Class A).............     4,293,750        0.7
                                                                                         ------------      -----
                                                                                           23,907,500        3.8
--------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY             10,000       Johnson & Johnson..........................       931,250        0.2
--------------------------------------------------------------------------------------------------------------------
OIL SERVICES                  190,000       Baker Hughes Incorporated..................     4,001,875        0.6
                               20,000       Diamond Offshore Drilling, Inc.............       611,250        0.1
                              150,000       Schlumberger Limited.......................     8,437,500        1.4
                               29,040       Transocean Sedco Forex Inc.................       978,285        0.2
                                                                                         ------------      -----
                                                                                           14,028,910        2.3
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS               120,000       +Amgen Inc.................................     7,200,000        1.2
                              100,000       Bristol-Myers Squibb Company...............     6,418,750        1.0
                               38,000       +Immunex Corporation.......................     4,158,625        0.7
                              115,000       Merck & Co., Inc...........................     7,712,187        1.2
                              235,000       Pfizer Inc.................................     7,622,812        1.2
                                                                                         ------------      -----
                                                                                           33,112,374        5.3
--------------------------------------------------------------------------------------------------------------------
PHOTOGRAPHY                    68,000       Eastman Kodak Company......................     4,505,000        0.7
--------------------------------------------------------------------------------------------------------------------
RESTAURANTS                    50,000       McDonald's Corporation.....................     2,015,625        0.3
--------------------------------------------------------------------------------------------------------------------
RETAIL                         52,000       +Amazon.com, Inc...........................     3,958,500        0.6
                               35,000       +Best Buy Co., Inc.........................     1,756,563        0.3
                                                                                         ------------      -----
                                                                                            5,715,063        0.9
--------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY               15,000       CVS Corporation............................       599,063        0.1
                               50,000       Walgreen Co................................     1,462,500        0.2
                                                                                         ------------      -----
                                                                                            2,061,563        0.3
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                100,000       +Applied Materials, Inc....................    12,662,500        2.0
                               35,000       +ASM Lithography Holding NV................     3,887,524        0.6
                               30,000       +KLA-Tencor Corporation....................     3,339,375        0.5
                                                                                         ------------      -----
                                                                                           19,889,399        3.1
--------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING               60,000       Carnival Corporation.......................     2,868,750        0.5
--------------------------------------------------------------------------------------------------------------------
WIRELESS                       20,000       +Sprint Corp. (PCS Group)..................     2,050,000        0.3
COMMUNICATION                 185,000       Vodafone AirTouch PLC (ADR)*...............     9,157,500        1.5
                                                                                         ------------      -----
                                                                                           11,207,500        1.8
--------------------------------------------------------------------------------------------------------------------
WIRELINE COMMUNICATION        247,500       AT&T Corp..................................    12,560,625        2.0
                              155,000       +Covad Communications Group, Inc...........     8,621,875        1.4
                              120,000       +Equant (NY Registered Shares).............    13,440,000        2.2
                              313,683       +Fibernet Group PLC........................     8,962,344        1.4
                               27,600       +Infonet Services Corporation (Class B)....       724,500        0.1
                              180,000       +MCI WorldCom Inc..........................     9,540,000        1.5
                              100,000       +NorthPoint Communications Group, Inc......     2,381,250        0.4
                              220,000       +Qwest Communications
                                             International Inc.........................     9,446,250        1.5
                              314,000       Sprint Corp. (FON Group)...................    21,136,125        3.4
                                                                                         ------------      -----
                                                                                           86,812,969       13.9
--------------------------------------------------------------------------------------------------------------------
                                            TOTAL STOCKS (COST--$427,333,012)             621,366,244       99.7
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of December 31, 1999  (Concluded)
--------------------------------------------------------------------------------

                             FACE                                                                        PERCENT OF
INDUSTRIES                  AMOUNT                     SHORT-TERM SECURITIES                 VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**         $1,787,000       Associates First Capital Corp., 4% due
                                             1/03/2000.................................  $  1,786,404        0.3%
--------------------------------------------------------------------------------------------------------------------
                                            TOTAL SHORT-TERM SECURITIES
                                            (COST--$1,786,404)                              1,786,404        0.3
--------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS (COST--$429,119,416).....   623,152,648      100.0
                                            OTHER ASSETS LESS LIABILITIES..............       249,886        0.0
                                                                                         ------------      -----
                                            NET ASSETS.................................  $623,402,534      100.0%
                                                                                         ============      =====
--------------------------------------------------------------------------------------------------------------------

 * American Depositary Receipts (ADR).

** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.

 + Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1999
--------------------------------------------------------------------------------

                      S&P           MOODY'S     FACE
INDUSTRIES            RATINGS       RATINGS    AMOUNT                     ISSUE                       VALUE
---------------------------------------------------------------------------------------------------------------
                                                                     CORPORATE BONDS
---------------------------------------------------------------------------------------------------------------
AIRLINES--0.7%         BB            Ba3     $  750,000  USAir Inc., 10.375% due 3/01/2013.......  $   720,000
---------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--1.0%       NR*           NR*      1,000,000  Breed Technologies Inc., 9.25% due
                                                          4/15/2008(e)...........................       11,250
                       B             B2       1,000,000  Venture Holdings Trust, 11% due
                                                          6/01/2007..............................      960,000
                                                                                                   -----------
                                                                                                       971,250
---------------------------------------------------------------------------------------------------------------
BROADCASTING--RADIO &   B            B1       2,000,000  Chancellor Media Corp., 9% due
TELEVISION--3.1%                                          10/01/2008.............................    2,080,000
                       B-            B3       1,000,000  Cumulus Media, Inc., 10.375% due
                                                          7/01/2008..............................    1,040,000
                                                                                                   -----------
                                                                                                     3,120,000
---------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--3.1%  BB-           B1       2,000,000  Century Communications Corporation,
                                                          9.50% due 3/01/2005....................    2,000,000
                       B+            B1       1,000,000  Olympus Communications LP/Capital Corp.,
                                                          10.625% due 11/15/2006.................    1,055,000
                                                                                                   -----------
                                                                                                     3,055,000
---------------------------------------------------------------------------------------------------------------
CABLE--                                                  Australis Media Ltd.(e)(h):
INTERNATIONAL--4.8%    D             NR*      2,000,000   1.75%/15.75% due 5/15/2003(g)..........       20,000
                       D             NR*         34,214  1.75%/15.75% due 5/15/2003..............          342
                       BB            B1       1,000,000  Cablevision SA, 13.75% due
                                                          5/01/2009(b)...........................      977,500
                       B+            B2       1,000,000  Globo Comunicacoes e Participacoes,
                                                          Ltd., 10.50% due 12/20/2006(b).........      865,000
                       BB            Ba2      1,000,000  Grupo Televisa SA, 11.875% due
                                                          5/15/2006..............................    1,070,000
                       B-            B3       2,000,000  International Cabletel, Inc., Series B,
                                                          10.688%** due 2/01/2006................    1,810,000
                                                                                                   -----------
                                                                                                     4,742,842
---------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--3.6%    B+            B1       1,000,000  Bucyrus International, 9.75% due
                                                          9/15/2007..............................      717,500
                       B             B2       1,000,000  Columbus McKinnon Corp., 8.50% due
                                                          4/01/2008..............................      887,500
                       B-            B3       1,500,000  International Wire Group, Inc., 11.75%
                                                          due 6/01/2005..........................    1,548,750
                       CCC-          Ca       1,250,000  Morris Materials Handling, 9.50% due
                                                          4/01/2008..............................      412,500
                                                                                                   -----------
                                                                                                     3,566,250
---------------------------------------------------------------------------------------------------------------
CHEMICALS--1.3%        BB-           Ba3        744,000  ISP Holdings Inc., 9.75% due
                                                          2/15/2002..............................      744,930
                       BB            Ba3        500,000  Lyondell Chemical Company, 9.875% due
                                                          5/01/2007(b)...........................      510,000
                                                                                                   -----------
                                                                                                     1,254,930
---------------------------------------------------------------------------------------------------------------
COMPUTER               B-            B3       1,000,000  PSINet, Inc., Series B, 10% due
SERVICES--1.0%                                            2/15/2005..............................      988,750
---------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES      BB-           Ba3      2,000,000  Amkor Technologies Inc., 9.25% due
ELECTRONICS--2.0%                                         5/01/2006(b)...........................    1,950,000
---------------------------------------------------------------------------------------------------------------
DIVERSIFIED--4.2%      B+            B1       3,000,000  Applied Power Inc., 8.75% due
                                                          4/01/2009..............................    2,936,250
                       B-            B2         500,000  Koppers Industries, Inc., 9.875% due
                                                          12/01/2007.............................      455,000
                       B+            Caa1     1,000,000  RBX Corp, 12% due 1/15/2003.............      770,000
                                                                                                   -----------
                                                                                                     4,161,250
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

                      S&P           MOODY'S     FACE
INDUSTRIES            RATINGS       RATINGS    AMOUNT                     ISSUE                       VALUE
---------------------------------------------------------------------------------------------------------------
                                                         CORPORATE BONDS
---------------------------------------------------------------------------------------------------------------
ENERGY--6.9%           B             B3      $  500,000  Chesapeake Energy Corp., 9.125% due
                                                          4/15/2006..............................  $   450,000
                       B-            Caa1     2,000,000  Energy Corp. of America, 9.50% due
                                                          5/15/2007..............................    1,420,000
                       BB-           Ba3      1,000,000  Ocean Energy Inc., 8.375% due
                                                          7/01/2008..............................      960,000
                       CCC           B3       1,000,000  Ocean Rig Norway AS, 10.25% due
                                                          6/01/2008..............................      830,000
                       B+            B1         500,000  Parker Drilling Co., 9.75% due
                                                          11/15/2006.............................      488,750
                       NR*           B2       1,500,000  Petroleo Brasileiro SA, 10% due
                                                          10/17/2006(b)..........................    1,421,250
                       BB            Ba3        200,000  Port Arthur Finance Corporation, 12.50%
                                                          due 1/15/2009..........................      202,000
                       CCC-          Caa2     1,000,000  Southwest Royalties Inc., 10.50% due
                                                          10/15/2004.............................      560,000
                       NR*           C        5,150,000  TransAmerican Energy Corp., 13.163%**
                                                          due 6/15/2002(e).......................      515,000
                                                                                                   -----------
                                                                                                     6,847,000
---------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--0.4%    CCC+          Caa1     1,252,000  AMF Bowling Worldwide Inc., 12.082%**
                                                          due 3/15/2006..........................      400,640
---------------------------------------------------------------------------------------------------------------
FINANCIAL              NR*           ba1      1,000,000  IBJ Preferred Capital Co. LLC, 8.79% due
SERVICES--0.9%                                            12/29/2049(b)(d).......................      927,012
---------------------------------------------------------------------------------------------------------------
FOOD &                 BB            Ba2      1,500,000  Canandaigua Brands, 8.625% due
BEVERAGE--2.2%                                            8/01/2006..............................    1,494,375
                       B+            B1       1,000,000  Chiquita Brands International Inc.,
                                                          9.125% due 3/01/2004...................      695,000
                                                                                                   -----------
                                                                                                     2,189,375
---------------------------------------------------------------------------------------------------------------
GAMING--1.7%           D             Caa1     1,000,000  GB Property Funding Corp., 10.875% due
                                                          1/15/2004(e)...........................      697,500
                       NR*           NR*        915,751  Jazz Casino Co. LLC, 5.987%** due
                                                          11/15/2009(a)..........................      544,872
                       NR*           NR*         84,000  Jazz Casino Co. LLC, Contigent Notes due
                                                          11/15/2009(f)..........................            0
                       B-            Caa1       500,000  Venetian Casino/LV Sands, 12.25% due
                                                          11/15/2004.............................      431,250
                                                                                                   -----------
                                                                                                     1,673,622
---------------------------------------------------------------------------------------------------------------
HEALTHCARE--5.5%       B+            Ba3      1,000,000  Beverly Enterprises Inc., 9% due
                                                          2/15/2006..............................      920,000
                       BB+           Ba2        750,000  Columbia HCA/Healthcare Corp., 7.15% due
                                                          3/30/2004..............................      705,000
                       B+            ba3      1,000,000  Fresenius Medical Capital Trust II,
                                                          7.875% due 2/01/2008...................      920,000
                       BB            Ba3      2,000,000  ICN Pharmaceutical Inc., 8.75% due
                                                          11/15/2008(b)..........................    1,910,000
                       D             C        1,000,000  Mariner Post-Acute Network, 9.50% due
                                                          11/01/2007(e)..........................       20,000
                       NR*           B2       1,000,000  Quest Diagnostic Inc., 10.75% due
                                                          12/15/2006.............................    1,047,500
                                                                                                   -----------
                                                                                                     5,522,500
---------------------------------------------------------------------------------------------------------------
HOTELS--1.8%           BB            Ba2      2,000,000  HMH Properties, Inc., Series B, 7.875%
                                                          due 8/01/2008..........................    1,782,500
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

                      S&P           MOODY'S     FACE
INDUSTRIES            RATINGS       RATINGS    AMOUNT                     ISSUE                       VALUE
---------------------------------------------------------------------------------------------------------------
                                                         CORPORATE BONDS
---------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER      BB            Ba3     $2,250,000  The AES Corporation, 8.375% due
PRODUCERS--3.0%                                           8/15/2007..............................  $ 2,086,875
                       BB            Ba1      1,000,000  Monterrey Power, SA de CV, 9.625% due
                                                          11/15/2009(b)..........................      910,000
                                                                                                   -----------
                                                                                                     2,996,875
---------------------------------------------------------------------------------------------------------------
INDUSTRIAL--SERVICES--  B            B3       2,000,000  Anthony Crane Rental LP, 10.375% due
2.9%                                                      8/01/2008..............................    1,700,000
                       B             B3       1,000,000  Neff Corp., 10.25% due 6/01/2008........      960,000
                       CCC+          Caa1       500,000  Thermadyne Holdings Corp., 12.50%** due
                                                          6/01/2008..............................      228,750
                                                                                                   -----------
                                                                                                     2,888,750
---------------------------------------------------------------------------------------------------------------
MACHINERY--0.8%        CCC+          B3       1,000,000  Numatics Inc., 9.625% due 4/01/2008.....      750,000
---------------------------------------------------------------------------------------------------------------
METALS &               CCC+          B3         500,000  Kaiser Aluminum & Chemical Corp., 12.75%
MINING--2.5%                                              due 2/01/2003..........................      500,000
                       B             B2       2,000,000  P & L Coal Holdings Corp., 9.625% due
                                                          5/15/2008..............................    1,970,000
                                                                                                   -----------
                                                                                                     2,470,000
---------------------------------------------------------------------------------------------------------------
PACKAGING--4.2%        BB-           B1         500,000  Ball Corporation, 8.25% due 8/01/2008...      480,000
                       B-            Caa2     1,500,000  Indesco International, 9.75% due
                                                          4/15/2008..............................      675,000
                       B             B2       1,000,000  Portola Packaging Inc., 10.75% due
                                                          10/01/2005.............................    1,002,500
                       B             B1       1,000,000  Silgan Holdings, Inc., 9% due
                                                          6/01/2009..............................      960,000
                       B-            B3       1,000,000  Tekni-Plex, Inc., 9.25% due 3/01/2008...    1,015,000
                                                                                                   -----------
                                                                                                     4,132,500
---------------------------------------------------------------------------------------------------------------
PAPER & FOREST         B             Caa1     1,000,000  Doman Industries Limited, 8.75% due
PRODUCTS--3.6%                                            3/15/2004..............................      860,000
                       CCC+          Caa1     1,000,000  Pindo Deli Financial Mauritius, 10.75%
                                                          due 10/01/2007.........................      737,500
                       BB+           Ba2      2,000,000  Tembec Industries, Inc., 8.625% due
                                                          6/30/2009..............................    1,995,000
                                                                                                   -----------
                                                                                                     3,592,500
---------------------------------------------------------------------------------------------------------------
PRINTING &             BB-           Ba3        750,000  Primedia, Inc., 7.625% due 4/01/2008....      701,250
PUBLISHING--
0.7%
---------------------------------------------------------------------------------------------------------------
PRODUCT                CCC+          Caa1     1,000,000  AmeriServe Food Distributors, 10.125%
DISTRIBUTION--                                            due 7/15/2007..........................      330,000
0.3%
---------------------------------------------------------------------------------------------------------------
RETAIL                 NR*           NR*        383,000  Cumberland Farms, Inc., 10.50% due
SPECIALTY--0.4%                                           10/01/2003.............................      367,680
---------------------------------------------------------------------------------------------------------------
STEEL--1.9%            B+            B2       2,000,000  Wheeling Pittsburgh Corp., 9.25% due
                                                          11/15/2007.............................    1,860,000
---------------------------------------------------------------------------------------------------------------
TELEPHONY--3.3%        NR*           NR*        500,000  Comtel Brasileira Ltd., 10.75% due
                                                          9/26/2004(b)...........................      482,500
                       B+            B2       1,750,000  Metromedia Fiber Network, 10% due
                                                          12/15/2009.............................    1,793,750
                       B             B2       1,000,000  Time-Warner Telecom LLC, 9.75% due
                                                          7/15/2008..............................    1,030,000
                                                                                                   -----------
                                                                                                     3,306,250
---------------------------------------------------------------------------------------------------------------
TEXTILES--0.8%         B-            B3       1,000,000  Anvil Knitwear Inc., Series B, 10.875%
                                                          due 3/15/2007..........................      825,000
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

                      S&P           MOODY'S     FACE
INDUSTRIES            RATINGS       RATINGS    AMOUNT                     ISSUE                       VALUE
---------------------------------------------------------------------------------------------------------------
                                                         CORPORATE BONDS
---------------------------------------------------------------------------------------------------------------
TRANSPORTATION--5.9%   BB-           NR*     $1,000,000  Autopistas del Sol SA, 10.25% due
                                                          8/01/2009(b)...........................  $   795,000
                       BB            B1       2,000,000  GS Superhighway Holdings, 10.25% due
                                                          8/15/2007..............................    1,237,914
                       B             NR*      1,000,000  MRS Logistica SA, 10.625% due
                                                          8/15/2005(b)...........................      820,000
                       BB-           B1       1,000,000  Sea Containers Ltd., Series A, 12.50%
                                                          due 12/01/2004.........................    1,025,000
                       B-            B2       2,000,000  Transtar Holdings LP, Series B,
                                                          11.376%** due 12/15/2003...............    2,040,000
                                                                                                   -----------
                                                                                                     5,917,914
---------------------------------------------------------------------------------------------------------------
UTILITIES--4.7%        NR*           NR*      1,000,000  CIA Saneamento Basico, 10% due
                                                          7/28/2005(b)(i)........................      865,000
                       BB            Ba3        500,000  CMS Energy Corp., 7.50% due 1/15/2009...      451,366
                       B+            B2       1,000,000  Espirito Santo-Escelsa, 10% due
                                                          7/15/2007..............................      840,000
                       BB            NR*      1,000,000  Inversora de Electrica, 9% due
                                                          9/16/2004(b)...........................      680,000
                       BBB-          B1       1,000,000  MetroGas SA, 12% due 8/15/2000..........    1,016,250
                       BB+           Ba2        974,400  TransGas de Occidente SA, 9.79% due
                                                          11/01/2010(b)(i).......................      845,292
                                                                                                   -----------
                                                                                                     4,697,908
---------------------------------------------------------------------------------------------------------------
WASTE                  B+            B2       2,500,000  Allied Waste North America, 10% due
MANAGEMENT--2.3%                                          8/01/2009(b)...........................    2,237,500
---------------------------------------------------------------------------------------------------------------
WIRELESS               B             B1       2,000,000  Nextel Communications, Inc., 14.085%**
COMMUNICATION--                                           due 8/15/2004..........................    2,060,000
DOMESTIC PAGING &
CELLULAR--4.2%         B-            B2       2,000,000  VoiceStream Wireless Corporation/
                                                          VoiceStream Wireless Holding
                                                          Corporation, 10.375% due
                                                          11/15/2009(b)..........................    2,060,000
                                                                                                   -----------
                                                                                                     4,120,000
---------------------------------------------------------------------------------------------------------------
WIRELESS               B-            Caa1     1,995,000  McCaw International Ltd., 12.469%** due
COMMUNICATION--                                           4/15/2007..............................    1,376,550
INTERNATIONAL--3.1%    B-            Caa1     2,000,000  Millicom International Cellular,
                                                          13.116%** due 6/01/2006................    1,650,000
                                                                                                   -----------
                                                                                                     3,026,550
---------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN CORPORATE BONDS
                                                         (COST-$104,681,436)-88.8%                  88,093,598
---------------------------------------------------------------------------------------------------------------
                                                 SHARES
                                                   HELD          COMMON STOCKS & WARRANTS
---------------------------------------------------------------------------------------------------------------
GAMING--0.1%                                     24,357  JCC Holding Company (Class A)(e).               68,504
---------------------------------------------------------------------------------------------------------------
SPECIALTY                                         3,846  Bradlees Inc. (Warrants)(c).............       11,538
RETAILING--0.0%
---------------------------------------------------------------------------------------------------------------
SUPERMARKETS--0.0%                                  936  Grand Union Co. (Warrants)(c)...........          936
---------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATION--DOMESTIC                  3,098  Nextel Communications, Inc.
PAGING & CELLULAR--0.3%                                   (Class A)(e)...........................      319,288
---------------------------------------------------------------------------------------------------------------
                                                         TOTAL INVESTMENTS IN COMMON STOCKS &
                                                         WARRANTS (COST-$1,171,818)--0.4%              400,266
---------------------------------------------------------------------------------------------------------------

                                                                       PREFERRED STOCKS
-----------------------------------------------------------------------------------------------------------------
CABLE--DOMESTIC--1.6%                             14,676   CSC Holdings Inc. (Series A)(a)(e)......    1,603,353
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1999  (Concluded)
--------------------------------------------------------------------------------

                                                           +TCR Holdings (Convertible):
                                                   SHARES
INDUSTRIES                                           HELD              PREFERRED STOCKS                 VALUE
-----------------------------------------------------------------------------------------------------------------
ENERGY--0.4%                                        1,248  +Clark USA Inc. (a)(e).                   $    336,960
                                                   8,273     (Class B).............................           83
                                                   4,550     (Class C).............................           45
                                                  11,996     (Class D).............................          120
                                                  24,819     (Class E).............................          248
                                                                                                     -----------
                                                                                                         337,456
-----------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--0.9%                          40,000   California Federal Bank (Series A)......      902,500
-----------------------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING--0.7%                        7,500   Primedia, Inc. (Series H)(e)............      652,500
-----------------------------------------------------------------------------------------------------------------
WIRELESS COMMUNICATION--DOMESTIC                     678   Nextel Communications, Inc.
PAGING & CELLULAR--0.7%                                    (Series D)(a)(e)........................      725,460
-----------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN PREFERRED STOCKS
                                                           (COST--$4,941,415)--4.3%                    4,221,269
-----------------------------------------------------------------------------------------------------------------
                                                 FACE
                                                AMOUNT              SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***--3.3%                    $  3,304,000  General Motors Acceptance Corp., 5% due
                                                            1/03/2000..............................    3,302,623
-----------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS IN SHORT-TERM
                                                           SECURITIES (COST--$3,302,623)--3.3%         3,302,623
-----------------------------------------------------------------------------------------------------------------
                                                           TOTAL INVESTMENTS
                                                           (COST--$114,097,292)--96.8%.............   96,017,756
                                                           OTHER ASSETS LESS LIABILITIES--3.2%.....    3,199,030
                                                                                                     -----------
                                                           NET ASSETS--100.0%......................  $99,216,786
                                                                                                     ===========
-----------------------------------------------------------------------------------------------------------------

  * Not Rated.
 ** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
  + Restricted securities as to resale.

    --------------------------------------------------------------------------------------------------------------------
    ISSUE                                                         ACQUISITION DATE(S)                COST       VALUE
    --------------------------------------------------------------------------------------------------------------------
                                                                     9/26/1997 --
    Clark USA Inc...............................................       9/13/1999                  $1,198,461   $336,960
    TCR Holdings (Convertible):
         (Class B)..............................................      12/10/1998                         496         83
         (Class C)..............................................      12/10/1998                         255         45
         (Class D)..............................................      12/10/1998                         636        120
         (Class E)..............................................      12/10/1998                       1,564        248
    --------------------------------------------------------------------------------------------------------------------
    TOTAL                                                                                         $1,201,412   $337,456
                                                                                                  ==========   ========
    --------------------------------------------------------------------------------------------------------------------

 (a) Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.
 (b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 (c) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
 (d) The security is a perpetual bond and has no definite maturity date.
 (e) Non-income producing security.
 (f) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Portfolio through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contigent upon the earnings before income taxes, depreciation and amortization of Jazz Casino LLC on a fiscal year basis.
 (g) Each $1,000 face amount contains one warrant of Australis Media Ltd.
 (h) Represents a step bond. Coupon payments are paid-in-kind, in which the Portfolio receives additional face amount at an annual rate of 1.75% until May 15, 2000. Subsequently, the Portfolio will receive cash coupon payments at an annual rate of 15.75% until maturity.
 (i) Subject to principal paydowns.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 1999
--------------------------------------------------------------------------------

                               FACE
                             AMOUNT                              ISSUE                                  VALUE
-----------------------------------------------------------------------------------------------------------------
                                                   US GOVERNMENT & AGENCY OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT     $15,000,000   Federal Farm Credit Bank, 5.25% due 5/01/2002...............  $ 14,545,350
BANK--6.7%
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL FEDERAL FARM CREDIT BANK                                  14,545,350
-----------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN         5,000,000   Federal Home Loan Bank, 5.875% due 9/17/2001................     4,950,800
BANK--2.3%
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL FEDERAL HOME LOAN BANK                                     4,950,800
-----------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN         3,000,000   Federal Home Loan Mortgage Corporation,
MORTGAGE                                  6.56% due 3/25/2016.....................................     2,936,250
CORPORATION--1.3%
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION                     2,936,250
-----------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                      Federal National Mortgage Association:
MORTGAGE                  3,000,000       5.43% due 3/29/2001.....................................     2,963,430
ASSOCIATION--10.4%        7,000,000       5.91% due 3/19/2004.....................................     6,730,920
                          6,000,000       7.40% due 7/01/2004.....................................     6,119,040
                          3,000,000       6.28% due 3/04/2009.....................................     2,770,770
                          4,000,000       6.96% due 9/05/2012.....................................     3,814,360
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION                     22,398,520
-----------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED          20,223,162   Federal Home Loan Mortgage Corporation,
SECURITIES(A)--42.0%                      CMO, Series 2166--AC, 6.50% due 3/15/2026...............    19,422,011
                                      Federal Home Loan Mortgage Corporation Participation
                                          Certificates--Gold Program:
                             57,450       6% due 12/01/2012.......................................        54,854
                             86,134       6% due 6/01/2013........................................        81,970
                            991,852       6% due 7/01/2013........................................       943,890
                            403,504       6% due 12/01/2013.......................................       383,992
                            432,312       6.50% due 4/01/2014.....................................       419,747
                          1,046,412       6.50% due 5/01/2014.....................................     1,016,001
                          7,238,266       6.50% due 6/01/2014.....................................     7,027,902
                          6,000,000       7% due 1/15/2024........................................     5,841,035
                          8,967,155       7% due 8/01/2029........................................     8,682,261
                                      Federal National Mortgage Association:
                             88,431       9% due 1/01/2002........................................        90,166
                            550,493       7% due 9/01/2010........................................       545,974
                            554,498       7% due 6/01/2012........................................       549,315
                          2,914,502       7% due 8/01/2012........................................     2,887,259
                            366,827       6% due 7/01/2013........................................       348,588
                            413,470       6% due 10/01/2013.......................................       392,912
                          1,037,957       6% due 11/01/2013.......................................       986,350
                             99,360       6% due 12/01/2013.......................................        94,419
                            377,302       6% due 1/01/2014........................................       358,543
                          1,308,913       7.50% due 10/01/2027....................................     1,295,758
                            648,951       7.50% due 11/01/2027....................................       642,429
                            819,930       7.50% due 12/01/2027....................................       811,541
                          3,523,662       7.50% due 4/01/2028.....................................     3,487,757
                          2,662,486       7.50% due 6/01/2028.....................................     2,635,136
                             67,050       7.50% due 7/01/2028.....................................        66,359
                            380,741       7.50% due 9/01/2028.....................................       376,817
                          1,061,452       7.50% due 11/01/2028....................................     1,050,785
                          1,437,576       7% due 3/01/2029........................................     1,390,556
                          1,618,001       7.50% due 3/01/2029.....................................     1,601,146
                          1,276,331       7% due 5/01/2029........................................     1,235,294
                          4,496,403       7% due 6/01/2029........................................     4,349,333
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 1999  (Concluded)
--------------------------------------------------------------------------------

                               FACE
                             AMOUNT                              ISSUE                                  VALUE
-----------------------------------------------------------------------------------------------------------------
                                                   US GOVERNMENT & AGENCY OBLIGATIONS
-----------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED         $ 5,500,000   Federal National Mortgage Association Mortgage Backed
SECURITIES                            Securities--REMICs(b)--Multi-Family, 6.50% due 10/25/2003...  $  5,398,855
(CONCLUDED)                           Government National Mortgage Association:
                             86,306       7% due 1/15/2027........................................        83,544
                            662,704       7% due 2/15/2027........................................       641,495
                             79,884       7% due 5/15/2027........................................        77,327
                          1,261,423       7% due 11/15/2027.......................................     1,221,052
                            347,156       7% due 11/15/2028.......................................       335,623
                            761,846       7% due 12/15/2028.......................................       736,534
                          1,994,446       7% due 1/15/2029........................................     1,927,342
                          2,037,303       7% due 2/15/2029........................................     1,968,755
                          1,808,232       7% due 3/15/2029........................................     1,747,395
                          1,796,161       7% due 4/15/2029........................................     1,735,726
                          5,123,542       7% due 5/15/2029........................................     4,951,157
                            762,283       7% due 6/15/2029........................................       736,634
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL MORTGAGE-BACKED SECURITIES                                90,631,539
-----------------------------------------------------------------------------------------------------------------
PRIVATE EXPORT            7,000,000   Private Export Funding Co., 8.35% due 1/31/2001.............     7,127,960
FUNDING
CORPORATION-3.3%
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL PRIVATE EXPORT FUNDING CORPORATION                         7,127,960
-----------------------------------------------------------------------------------------------------------------
TENNESSEE VALLEY                      Tennessee Valley Authority, Series E:
AUTHORITY--5.3%           5,000,000       6% due 9/24/2002........................................     4,920,300
                          7,000,000       6.75% due 11/01/2025....................................     6,490,750
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL TENNESSEE VALLEY AUTHORITY                                11,411,050
-----------------------------------------------------------------------------------------------------------------
US TREASURY                           US Treasury Bonds:
BONDS &                   8,000,000       12% due 5/15/2005.......................................     9,938,720
NOTES--26.4%              1,000,000       10.75% due 8/15/2005....................................     1,192,660
                          2,000,000       8.875% due 8/15/2017....................................     2,417,180
                          4,000,000       8.75% due 5/15/2020.....................................     4,841,240
                         13,000,000       6.625% due 2/15/2027....................................    12,884,170
                                      US Treasury Notes:
                         10,000,000       6.375% due 3/31/2001....................................    10,021,900
                          3,000,000       6.375% due 8/15/2002....................................     3,006,570
                          9,000,000       4.75% due 11/15/2008....................................     7,938,270
                          5,000,000       6% due 8/15/2009........................................     4,843,750
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL US TREASURY BONDS & NOTES                                 57,084,460
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
                                      (COST--$220,134,709)--97.7%                                    211,085,929
-----------------------------------------------------------------------------------------------------------------
                                              SHORT-TERM SECURITIES
-----------------------------------------------------------------------------------------------------------------
REPURCHASE                2,521,000   Warburg Dillon Read LLC, purchased on 12/31/1999 to
AGREEMENTS*-1.2%                       yield 2.70% to 1/03/2000...................................     2,521,000
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL SHORT-TERM SECURITIES (COST--$2,521,000)--1.2%             2,521,000
-----------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS (COST--$222,655,709)--98.9%...............   213,606,929
                                      OTHER ASSETS LESS LIABILITIES--1.1%.........................     2,356,601
                                                                                                    ------------
                                      NET ASSETS--100.0%..........................................  $215,963,530
                                                                                                    ============
-----------------------------------------------------------------------------------------------------------------

(a) Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.

(b) Real Estate Mortgage Investment Conduits (REMIC).

 * Repurchase Agreements are fully collateralized by US Government & Agency Obligations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1999
--------------------------------------------------------------------------------

                          S&P            MOODY'S              FACE
INDUSTRIES                RATINGS        RATINGS            AMOUNT                     ISSUE                         VALUE
------------------------------------------------------------------------------------------------------------------------------
                                                                             US GOVERNMENT OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------
US TREASURY                AAA            Aaa           $2,800,000   US Treasury Bonds, 5.25% due 2/15/2029....  $  2,315,236
BONDS & NOTES--4.4%                                                  US Treasury Notes:
                           AAA            Aaa            2,000,000       6.625% due 3/31/2002..................     2,013,740
                           AAA            Aaa            1,000,000       5.50% due 5/31/2003...................       973,590
------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL US GOVERNMENT OBLIGATIONS
                                                                     (COST $5,433,938)--4.4%                        5,302,566
------------------------------------------------------------------------------------------------------------------------------
                                                                              CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED &             NR*            Baa2           3,500,000   ++Bistro Trust 1998-1000, 6.58% due
                                                                      3/26/2001................................     3,397,310
COMMERCIAL                 NR*            Aaa            1,000,000   First Union-Chase Commercial Mortgage
MORTGAGE-BACKED                                                        1999-C2 A2, 6.645% due 4/15/2009........       944,910
SECURITIES**--4.4%         AAA            Aaa            1,000,000   The Money Store Home Equity Trust, Series
                                                                     1998-B, 6.225% due 9/15/2023***...........       981,060
                                                                                                                 ------------
                                                                                                                    5,323,280
------------------------------------------------------------------------------------------------------------------------------
BANKING--16.2%             A              A2             1,000,000   Bank of New York Co., Inc., 7.625% due
                                                                      7/15/2002................................     1,013,270
                           A              A1               726,000   Chase Manhattan Corporation, 7.25% due
                                                                      6/01/2007................................       715,858
                           A              A1             2,000,000   First Interstate/Wells Fargo Company,
                                                                      9.90% due 11/15/2001.....................     2,096,380
                           A-             A2             1,000,000   First Union Corporation, 6.30% due
                                                                      4/15/2028***.............................       916,220
                           A-             A2             1,000,000   Firstar Bank NA, 7.125% due 12/01/2009....       967,960
                           BBB+           A3             1,000,000   Great Western Bank, 9.875% due 6/15/2001..     1,036,700
                           A              A3             1,000,000   HSBC Americas Inc., 7% due 11/01/2006.....       963,690
                           BBB            a1             2,000,000   KeyCorp Capital I, 6.744% due
                                                                      7/01/2028***.............................     1,893,200
                           A-             a2             1,000,000   Mellon Capital II, Series B, 7.995% due
                                                                      1/15/2027................................       947,410
                           A              A3             2,000,000   Mellon Financial Co., 6.875% due
                                                                      3/01/2003................................     1,972,360
                                                                     Merita Bank Ltd.:
                           A-             A2             1,500,000       6.50% due 1/15/2006...................     1,418,505
                           A-             A3             1,750,000       6.50% due 4/01/2009...................     1,597,715
                           A-             A2               500,000   National City Corp., 5.75% due
                                                                      2/01/2009................................       437,470
                                                                     NationsBank Corp.:
                           A              Aa3            1,000,000       6.50% due 8/15/2003...................       978,260
                           A              Aa3            1,500,000       7.75% due 8/15/2004...................     1,525,950
                           BBB+           A3             1,000,000   Washington Mutual Inc., 7.50% due
                                                                      8/15/2006................................       989,250
                                                                                                                 ------------
                                                                                                                   19,470,198
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL                                                            Ford Motor Credit Company:
SERVICES--                 A+             A1               500,000       6.206% due 8/27/2006***...............       499,180
CAPTIVE--3.4%              A+             A1             2,500,000       7.375% due 10/28/2009.................     2,468,125
                           A              A2             1,000,000   General Motors Acceptance Corp., 8.25% due
                                                                      3/01/2005................................     1,038,710
                                                                                                                 ------------
                                                                                                                    4,006,015
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--                                                 Associates Corporation of North America:
CONSUMER--6.1%             AA-            Aa3            1,000,000       7.40% due 5/15/2006...................     1,002,380
                           AA-            Aa3            1,000,000       6.95% due 11/01/2018..................       923,130
                           A-             a1             1,000,000   CIT Capital Trust I, 7.70% due
                                                                      2/15/2027................................       901,660
                           BBB+           Baa1           2,000,000   Comdisco Inc., 6% due 1/30/2002...........     1,938,500
                           A-             A3             1,000,000   ++Heller Financial Inc., 7.375% due
                                                                      11/01/2009...............................       972,197
                                                                     Household Finance Corp.
                           A              A2               625,000       7.625% due 1/15/2003..................       629,381
                           A              A2             1,000,000       6% due 5/01/2004......................       942,260
                                                                                                                 ------------
                                                                                                                    7,309,508
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                              CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--
OTHER--13.8%               A              A2            $1,500,000   Bear Stearns Companies, Inc., 6.875% due
                                                                      10/01/2005...............................  $  1,441,935
                           A              aa3            2,000,000   Citigroup Capital II, 7.75% due
                                                                      12/01/2036...............................     1,822,360
                           A-             A3             1,000,000   Donaldson, Lufkin & Jenrette Inc., 6.875%
                                                                      due 11/01/2005...........................       966,660
                           BBB+           A3             1,000,000   ERP Operating LP, 7.125% due 10/15/2017...       872,900
                           A+             A2             1,000,000   ++Equitable Life Assurance Society of the
                                                                      US,
                                                                        7.70% due 12/01/2015...................       978,243
                           AAA            Aaa            1,260,000   ++Florida Windstorm Underwriters, 7.125%
                                                                      due
                                                                        2/25/2019..............................     1,156,356
                           AAA            Aaa              500,000   General Electric Capital Corp., 8.125% due
                                                                      5/15/2012................................       526,865
                                                                     Lehman Brothers Holdings Inc.:
                           A              A3             1,000,000       7% due 5/15/2003......................       986,680
                           A              A3               500,000       7.625% due 6/01/2006..................       496,030
                           BBB            Baa3             500,000   Mack-Cali Realty L.P., 7.25% due
                                                                      3/15/2009................................       463,915
                                                                     Morgan Stanley, Dean Witter, Discover &
                                                                      Co.:
                           A+             Aa3            1,000,000       7.125% due 1/15/2003..................       999,210
                           A+             Aa3            1,500,000       5.625% due 1/20/2004..................     1,412,895
                           A+             A1             2,000,000   Newcourt Credit Group, Series B, 6.875%
                                                                      due 2/16/2005............................     1,959,240
                           A+             A2               575,000   ++Prudential Insurance Co., 6.375% due
                                                                        7/23/2006..............................       536,121
                           A              Aa3            2,000,000   Salomon Smith Barney Holdings, Inc., 7.20%
                                                                      due 2/01/2004............................     1,987,120
                                                                                                                 ------------
                                                                                                                   16,606,530
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--               A+             A1             1,560,000   Anheuser-Busch Companies Inc., 6.50% due
CONSUMER--7.5%                                                        1/01/2028................................     1,356,389
                           A              A2               814,276   ++Disney Custom Repackaged Asset Vehicle--
                                                                        403, 6.85% due 1/10/2007**.............       799,212
                           A+             A1               500,000   Hershey Foods Co., 8.80% due 2/15/2021....       536,345
                           AAA            Aaa            2,000,000   Johnson & Johnson, 8.72% due 11/01/2024...     2,188,600
                           AA             Aa2              410,000   McDonald's Corporation, 6.375% due
                                                                      1/08/2028................................       353,502
                           A              A2             1,000,000   Nordstrom, Inc., 6.95% due 3/15/2028......       883,570
                           A              A1               750,000   PepsiCo, Inc., 5.75% due 1/02/2003........       721,590
                                                                     Phillip Morris Companies, Inc.:
                           A              A2               500,000       7.25% due 1/15/2003...................       490,335
                           A              A2             1,690,000       7.50% due 4/01/2004...................     1,654,814
                                                                                                                 ------------
                                                                                                                    8,984,357
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--               BBB            Baa1           1,000,000   Amerada Hess Corporation, 7.375% due
ENERGY--2.6%                                                          10/01/2009...............................       975,910
                           A-             A3               850,000   Burlington Resources, 7.375% due
                                                                      3/01/2029................................       795,269
                           AA-            Aa3              500,000   Dresser Industries, Inc., 7.60% due
                                                                      8/15/2096................................       477,095
                           A-             A3             1,000,000   Murphy Oil Corporation, 7.05% due
                                                                      5/01/2029................................       898,770
                                                                                                                 ------------
                                                                                                                    3,147,044
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                              CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--
                           A+             A1            $1,000,000   Chrysler Corp., 7.45% due 3/01/2027.......  $    969,010
OTHER--6.6%                A+             A1             2,000,000   DaimlerChrysler NA Holdings, 7.20% due
                                                                      9/01/2009................................     1,964,480
                           A              A1             1,000,000   Dow Chemical Company, 7.375% due
                                                                      11/01/2029...............................       956,120
                           A              A2             1,000,000   First Data Corporation 6.75% due
                                                                      7/15/2005................................       960,400
                           BBB-           Baa2           1,000,000   ++Jones Apparel Group, 7.875% due
                                                                      6/15/2006................................       970,893
                           AA-            A2             1,000,000   TCI Communications Inc., 8.75% due
                                                                      8/01/2015................................     1,090,970
                                                                     United Technologies Corporation:
                           A+             A2               500,000       6.625% due 11/15/2004.................       491,020
                           A+             A2               500,000       7.50% due 9/15/2029...................       488,650
                                                                                                                 ------------
                                                                                                                    7,891,543
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--               BBB            Baa3           1,000,000   Comcast Cable Communications, 8.875% due
SERVICES--6.9%                                                        5/01/2017................................     1,083,470
                           A              A2             2,000,000   Computer Sciences Corp., 6.25% due
                                                                      3/15/2009................................     1,818,600
                           AA             Aa3            1,000,000   Eli Lilly and Company, 8.375% due
                                                                      12/01/2006...............................     1,061,420
                           A-             A3             2,500,000   Hertz Corporation, 7.625% due 8/15/2007...     2,499,700
                           BBB-           Baa3           1,000,000   J Seagrams & Sons, 7% due 4/15/2008.......       950,600
                           A+             A1             1,000,000   May Department Stores Co., 6.70% due
                                                                      9/15/2028................................       874,650
                                                                                                                 ------------
                                                                                                                    8,288,440
------------------------------------------------------------------------------------------------------------------------------
SOVEREIGNS+--2.6%          AA-            Aa3            1,000,000   Province of Manitoba, 5.50% due
                                                                      10/01/2008 (1)...........................       884,880
                           AA-            Aa3            1,200,000   Province of Ontario, 7.625% due
                                                                      6/22/2004 (1)............................     1,226,256
                           A+             A2             1,000,000   Province of Quebec, 8.80% due
                                                                      4/15/2003 (1)............................     1,051,090
                                                                                                                 ------------
                                                                                                                    3,162,226
------------------------------------------------------------------------------------------------------------------------------
TRANSPORT                                                            Southwest Airlines Co.:
SERVICES--2.5%             A-             A3             2,000,000       9.40% due 7/01/2001...................     2,062,060
                           A-             A3             1,000,000       7.375% due 3/01/2027..................       901,050
                                                                                                                 ------------
                                                                                                                    2,963,110
------------------------------------------------------------------------------------------------------------------------------
UTILITIES--                AA-            A1             1,000,000   AT&T Corporation, 6% due 3/15/2009........       907,120
COMMUNICATION--7.2%        AA+            Aa3            1,000,000   Ameritech Capital Funding, 6.45% due
                                                                      1/15/2018................................       882,260
                           AA-            A2             2,000,000   GTE California, Inc., Series C, 8.07% due
                                                                      4/15/2024................................     1,940,100
                           A              Baa1           2,000,000   GTE Corp., 9.375% due 12/01/2000..........     2,048,140
                           A+             A1             1,000,000   Motorola Inc., 7.50% due 5/15/2025........       979,670
                           AA             Aa2            1,000,000   Southwestern Bell Telecommunications
                                                                      Corp., 6.375% due 11/15/2007.............       940,370
                           BBB+           Baa1           1,000,000   Sprint Capital Corporation, 6.125% due
                                                                      11/15/2008...............................       906,680
                                                                                                                 ------------
                                                                                                                    8,604,340
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1999  (Concluded)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                              CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------
UTILITIES--ELECTRIC--5.8%
                           AAA            Aaa           $  750,000   Cleveland Electric/Toledo Edison, Series
                                                                      B, 7.13% due 7/01/2007...................  $    716,190
                           A+             A1               785,000   Consolidated Edison, Inc., Series 1998-A,
                                                                      6.25% due 2/01/2008......................       725,497
                           A              A3               500,000   Duke Capital Corp., 7.50% due
                                                                      10/01/2009...............................       494,180
                           A              A1             1,000,000   Mississippi Power, Series B, 6.05% due
                                                                      5/01/2003................................       971,690
                                                                     PG&E Corp.:
                           AA-            A1             1,500,000       Series 1993-C, 6.25% due 8/01/2003....     1,459,530
                           A              A1             1,500,000       Series 1993-D, 7.25% due 8/01/2026....     1,354,950
                           A-             A3             1,000,000   Pennsylvania Power & Light Co., 6.125% due
                                                                      5/01/2006***.............................       992,550
                           AAA            Baa3             300,000   Texas Utilities Company, Series B, 6.375%
                                                                      due 10/01/2004...........................       288,030
                                                                                                                 ------------
                                                                                                                    7,002,617
------------------------------------------------------------------------------------------------------------------------------
YANKEE                     A-             A3             1,000,000   BHP Finance USA, 8.50% due 12/01/2012.....     1,037,980
CORPORATES--6.4%           AAA            Aaa            1,000,000   Banco Santander-Chile, 6.50% due
                                                                      11/01/2005...............................       940,341
                           A-             A3             1,000,000   ++Israel Electric Corp. Ltd., 7.75% due
                                                                        3/01/2009..............................       966,896
                           A+             Aa3            1,000,000   Midland Bank PLC, 7.65% due 5/01/2025.....       984,560
                           A+             Aa3            1,000,000   Sony Corporation, 6.125% due 3/04/2003....       974,950
                           A-             A2             2,000,000   Trans-Canada Pipelines, 6.49% due
                                                                      1/21/2009................................     1,843,140
                           A              A2             1,000,000   WMC Finance (USA) Ltd., 6.75% due
                                                                      12/01/2006...............................       940,040
                                                                                                                 ------------
                                                                                                                    7,687,907
------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL CORPORATE BONDS & NOTES
                                                                     (COST $116,420,376)--92.0%................   110,447,115
------------------------------------------------------------------------------------------------------------------------------
                                                                               SHORT-TERM INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE                                               1,975,000   Warburg Dillon Read LLC, purchased on
AGREEMENTS****--1.7%                                                  12/31/1999 to yield 2.70% to 1/03/2000...     1,975,000
------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL SHORT-TERM INVESTMENTS
                                                                     (COST $1,975,000)--1.7%...................     1,975,000
------------------------------------------------------------------------------------------------------------------------------
                                                                     TOTAL INVESTMENTS
                                                                     (COST--$123,829,314)--98.1%...............   117,724,681
                                                                     OTHER ASSETS LESS LIABILITIES--1.9%.......     2,282,372
                                                                                                                 ------------
                                                                     NET ASSETS--100.0%........................  $120,007,053
                                                                                                                 ============
------------------------------------------------------------------------------------------------------------------------------

   * Not Rated.

  ** Subject to principal paydowns.

 *** Floating Rate Note.

**** Repurchase Agreements are fully collateralized by US Government
     Obligations.

   + Corresponding industry groups for foreign sovereigns:

     (1) Government Entity.

  ++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

     Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 1999
--------------------------------------------------------------------------------

                               FACE                                                                            INTEREST
                             AMOUNT                                   ISSUE                                     RATE*
-----------------------------------------------------------------------------------------------------------------------
BANK                    $ 5,000,000              American Express Centurion Bank+................               5.75 %
NOTES--10.7%              5,000,000              First USA Bank N.A..............................               6.215
                          5,000,000              First Union National Bank+......................               5.87
                         20,000,000              Harris Trust & Savings+.........................               5.66
                         10,000,000              KeyBank NA+.....................................               6.478
                          5,000,000              KeyBank NA+.....................................               6.235
                          5,800,000              NationsBank NA+.................................               5.67
                          5,000,000              NationsBank NA+.................................               5.66
-----------------------------------------------------------------------------------------------------------------------
                                                 TOTAL BANK NOTES (COST--$60,795,623)
-----------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF          10,000,000              Fleet National Bank NA+.........................               5.65
DEPOSIT--1.7%
-----------------------------------------------------------------------------------------------------------------------
                                                 TOTAL CERTIFICATES OF DEPOSIT
                                                 (COST--$9,998,636)
-----------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF           2,750,000              Commerzbank AG, NY..............................               5.085
DEPOSIT--                 2,000,000              Societe Generale, NY............................               5.16
YANKEE--2.9%              2,900,000              Societe Generale, NY............................               5.18
                          2,000,000              Societe Generale, NY............................               5.22
                          3,000,000              Svenska Handelsbanken AB, NY....................               5.195
                          3,700,000              UBS AG, Stamford................................               5.25
-----------------------------------------------------------------------------------------------------------------------
                                                 TOTAL CERTIFICATES OF DEPOSIT--YANKEE
                                                 (COST--$16,349,095)
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL                5,000,000              AT&T Corporation+...............................               6.529
PAPER--36.8%                768,000              Alpine Securitization Corporation...............               6.05
                          3,500,000              Amsterdam Funding Corp..........................               5.78
                            572,000              Apreco, Inc.....................................               5.87
                          4,500,000              Apreco, Inc.....................................               6.07
                         10,000,000              Asset Securitization Cooperative Corp.+.........               6.571
                          5,000,000              Bear Stearns Companies, Inc.....................               5.88
                         10,000,000              CXC Incorporated+...............................               6.573
                         10,000,000              Corporate Asset Funding Co., Inc................               6.40
                          5,000,000              Corporate Receivables Corp......................               6.50
                          1,285,000              Edison Asset Securitization, LLC................               6.05
                         10,000,000              Edison Asset Securitization, LLC................               5.82
                         11,516,000              Edison Asset Securitization, LLC................               5.80
                          5,000,000              Edison Asset Securitization, LLC................               5.97
                          9,000,000              Finova Capital Corp.............................               5.85
                          4,000,000              Finova Capital Corp.+...........................               6.641
                          4,000,000              Grand Funding Corp..............................               6.15
                          1,821,000              Grand Funding Corp..............................               6.11
                         18,000,000              Grand Funding Corp..............................               6.13
                          1,379,000              Greenwich Funding Corp..........................               5.99
                          8,000,000              Greenwich Funding Corp..........................               6.20
                          3,000,000              Kitty Hawk Funding Corp.........................               5.78
                          6,365,000              Kitty Hawk Funding Corp.........................               5.80
                            927,000              Knight-Ridder, Inc..............................               6.10
                          8,173,000              Knight-Ridder, Inc..............................               6.02
                          7,000,000              Lehman Brothers Holdings Inc....................               5.90
                         15,000,000              Lehman Brothers Holdings Inc....................               5.95
                          6,000,000              Lehman Brothers Holdings Inc....................               5.95
                          5,158,000              Park Avenue Receivables Corp....................               6.05
                          1,000,000              Park Avenue Receivables Corp.+..................               6.561
                            929,000              Tulip Funding Corp..............................               6.14
                          1,900,000              Tulip Funding Corp..............................               6.19
                            265,000              Tulip Funding Corp..............................               5.82
                          4,000,000              Tulip Funding Corp..............................               5.82
                          7,000,000              Variable Funding Capital Corp...................               6.45
                         10,000,000              Variable Funding Capital Corp...................               5.80
                          5,000,000              Windmill Funding Corp...........................               5.86
-----------------------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMERCIAL PAPER (COST-$208,763,402)
-----------------------------------------------------------------------------------------------------------------------

                        MATURITY
                          DATE          VALUE
---------------------
BANK                    7/13/2000   $  5,000,000
NOTES--10.7%           10/18/2000      4,980,715
                        8/28/2000      5,002,016
                        4/06/2000     19,997,976
                        2/21/2000      9,999,038
                        3/20/2000      5,000,000
                        3/16/2000      5,799,660
                        4/05/2000      4,999,499
---------------------
                                      60,778,904
---------------------
CERTIFICATES OF         4/17/2000      9,998,636
DEPOSIT--1.7%
---------------------

                                       9,998,636
---------------------
CERTIFICATES OF         2/17/2000      2,745,302
DEPOSIT--               2/22/2000      1,996,131
YANKEE--2.9%            2/28/2000      2,895,733
                        2/28/2000      1,997,177
                        2/28/2000      2,995,652
                        3/10/2000      3,693,266
---------------------

                                      16,323,261
---------------------
COMMERCIAL              8/07/2000      5,000,000
PAPER--36.8%            1/13/2000        766,752
                        2/04/2000      3,481,710
                        2/03/2000        569,104
                        2/11/2000      4,471,091
                        3/13/2000     10,000,000
                        3/22/2000      4,934,260
                        3/15/2000      9,999,803
                        2/01/2000      9,948,444
                        1/14/2000      4,990,069
                        1/21/2000      1,281,198
                        2/22/2000      9,913,756
                        2/29/2000     11,412,009
                        2/29/2000      4,954,850
                        2/22/2000      8,922,380
                        3/20/2000      3,999,887
                        1/13/2000      3,993,501
                        1/20/2000      1,815,910
                        1/27/2000     17,929,928
                        1/20/2000      1,375,099
                        1/21/2000      7,975,200
                        2/15/2000      2,978,113
                        3/20/2000      6,283,445
                        2/11/2000        921,045
                        2/18/2000      8,109,333
                        2/23/2000      6,938,517
                        3/21/2000     14,805,300
                        3/22/2000      5,921,112
                        1/18/2000      5,145,277
                        2/11/2000        999,979
                        1/26/2000        925,534
                        1/31/2000      1,891,299
                        2/07/2000        263,485
                        2/15/2000      3,970,817
                        1/10/2000      6,991,221
                        2/25/2000      9,914,611
                        2/25/2000      4,954,463
---------------------
                                     208,748,502
---------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

                               FACE                                                                            INTEREST
                             AMOUNT                                   ISSUE                                     RATE*
-----------------------------------------------------------------------------------------------------------------------
CORPORATE               $11,644,000              Ford Motor Credit Company.......................               8.375%
NOTES--4.2%               4,243,000              Ford Motor Credit Company.......................               6.375
                          2,900,000              Restructured Asset Securities with Enhanced
                                                  Returns, Series 1998-MM-7-1 Trust+.............               5.50
                          5,000,000              SMM Trust (1999-H)+.............................               6.255
-----------------------------------------------------------------------------------------------------------------------
                                                 TOTAL CORPORATE NOTES (COST--$23,811,507)
-----------------------------------------------------------------------------------------------------------------------
EURO MEDIUM-TERM            919,000              ING Bank N.V....................................               6.25
NOTES--0.3%                 850,000              Toronto-Dominion Bank, NY.......................               6.50
-----------------------------------------------------------------------------------------------------------------------
                                                 TOTAL EURO MEDIUM-TERM NOTES
                                                 (COST--$1,772,193)
-----------------------------------------------------------------------------------------------------------------------
FUNDING                   3,000,000              GE Life and Annuity Assurance Co................               6.556
AGREEMENTS--3.9%          9,000,000              Jackson National Life Insurance Co..............               6.496
                          5,000,000              Monumental Life Insurance Company...............               6.621
                          5,000,000              The Travelers Insurance Company.................               6.506
-----------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FUNDING AGREEMENTS
                                                 (COST--$22,000,000)
-----------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM               3,000,000              Bear Stearns Companies, Inc.+...................               6.561
NOTES--27.4%              6,250,000              The CIT Group Holdings, Inc.....................               6.70
                          3,000,000              The CIT Group Holdings, Inc.+...................               5.80
                          5,000,000              Caterpillar Financial Services Corp.+...........               6.228
                          5,000,000              du Pont (E.I.) de Nemours and Company...........               5.079
                          8,500,000              Finova Capital Corp.............................               8.55
                          1,500,000              Ford Motor Credit Company.......................               6.375
                          2,700,000              Ford Motor Credit Company+......................               5.70
                          7,000,000              Ford Motor Credit Company+......................               5.499
                          3,700,000              General Electric Capital Corp.+.................               4.845
                          1,500,000              General Electric Capital Corp.+.................               6.111
                          1,100,000              General Electric Capital Corp.+.................               5.39
                          2,200,000              General Electric Capital Corp...................               5.89
                          3,000,000              General Motors Acceptance Corp.+................               6.141
                          1,000,000              General Motors Acceptance Corp..................               8.125
                          4,000,000              General Motors Acceptance Corp..................               6.65
                          1,000,000              General Motors Acceptance Corp..................               6.875
                          4,000,000              General Motors Acceptance Corp.+................               6.158
                          3,000,000              General Motors Acceptance Corp..................               5.75
                          3,000,000              General Motors Acceptance Corp.+................               6.10
                          5,000,000              General Motors Acceptance Corp.+................               6.114
                          2,000,000              General Motors Acceptance Corp.+................               6.26
                          2,000,000              General Motors Acceptance Corp.+................               6.136
                          2,000,000              Goldman Sachs Group, Inc.+......................               6.24
                         10,000,000              Goldman Sachs Group, Inc.+......................               6.546
                          2,000,000              Goldman Sachs Group, Inc........................               6.00
                          1,200,000              Goldman Sachs Group, Inc.+......................               5.39
                         11,000,000              Household Finance Corp.+........................               6.095
                          5,225,000              Household Finance Corp..........................               6.75
                          5,600,000              Household Finance Corp..........................               7.15
                         10,000,000              Morgan Stanley, Dean Witter & Co.+..............               5.465
                         10,000,000              Morgan Stanley, Dean Witter & Co.+..............               6.201
                          2,500,000              Norwest Corporation.............................               7.125
                          6,000,000              Norwest Financial Inc.+.........................               6.499
                          5,000,000              Wells Fargo & Co................................               5.31
                          1,750,000              Wells Fargo & Co................................               5.225
                          3,000,000              Xerox Credit Corp...............................               5.70
                          1,900,000              Xerox Credit Corp.+.............................               5.62
-----------------------------------------------------------------------------------------------------------------------
                                                 TOTAL MEDIUM-TERM NOTES
                                                 (COST--$155,793,488)
-----------------------------------------------------------------------------------------------------------------------

                        MATURITY
                          DATE          VALUE
---------------------
CORPORATE               1/15/2000   $ 11,651,327
NOTES--4.2%             4/15/2000      4,244,761

                        1/21/2000      2,900,000
                        9/25/2000      5,000,000
---------------------
                                      23,796,088
---------------------
EURO MEDIUM-TERM        3/21/2000        919,081
NOTES--0.3%             3/27/2000        850,340
---------------------

                                       1,769,421
---------------------
FUNDING                 9/01/2000      3,000,000
AGREEMENTS--3.9%        5/01/2000      9,000,000
                       11/17/2000      5,000,000
                        2/01/2000      5,000,000
---------------------

                                      22,000,000
---------------------
MEDIUM-TERM             1/20/2000      3,000,016
NOTES--27.4%            5/02/2000      6,263,231
                        9/15/2000      2,997,952
                        1/20/2000      5,000,447
                        4/03/2000      4,988,190
                        6/15/2000      8,573,211
                        4/03/2000      1,500,780
                        5/05/2000      2,700,000
                       10/02/2000      7,000,686
                        4/17/2000      3,698,571
                        5/03/2000      1,500,314
                        5/12/2000      1,100,087
                        5/15/2000      2,199,611
                        2/03/2000      2,999,958
                        2/23/2000      1,002,716
                        5/24/2000      4,010,572
                        6/07/2000      1,003,607
                        7/20/2000      3,999,227
                        7/28/2000      2,992,782
                        9/01/2000      2,999,109
                       10/06/2000      4,998,805
                       12/01/2000      2,001,234
                        2/27/2001      1,998,340
                        3/02/2000      2,000,209
                        8/04/2000     10,000,000
                        8/07/2000      1,993,824
                        1/12/2001      1,200,000
                        5/15/2000     10,999,109
                        6/01/2000      5,231,129
                        6/15/2000      5,620,272
                        2/11/2000     10,000,284
                        1/22/2001     10,000,000
                        4/01/2000      2,507,273
                        9/07/2000      5,997,601
                        3/31/2000      4,994,085
                        4/10/2000      1,747,177
                        7/26/2000      2,986,035
                        4/06/2000      1,899,617
---------------------

                                     155,706,061
---------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserve Portfolio
Schedule of Investments as of December 31, 1999  (Concluded)
--------------------------------------------------------------------------------

                               FACE                                                                            INTEREST
                             AMOUNT                                   ISSUE                                     RATE*
-----------------------------------------------------------------------------------------------------------------------
PROMISSORY              $10,000,000              Goldman Sachs Group, Inc........................               6.55 %
NOTES--1.8%
-----------------------------------------------------------------------------------------------------------------------
                                                 TOTAL PROMISSORY NOTES (COST--$10,000,000)
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT,            5,000,000              Federal Home Loan Banks+........................               5.973
AGENCY &                  1,000,000              Federal Home Loan Mortgage Corporation..........               5.05
INSTRUMENTALITY           1,700,000              Federal Home Loan Mortgage Corporation..........               5.18
OBLIGATIONS-              2,900,000              Federal Home Loan Mortgage Corporation..........               5.25
NON-DISCOUNT-8.1%         5,000,000              Federal Home Loan Mortgage Corporation+.........               5.963
                          2,800,000              Federal National Mortgage Association...........               5.07
                          5,150,000              Student Loan Marketing Association+.............               5.908
                         15,000,000              Student Loan Marketing Association+.............               6.216
                            900,000              US Treasury Notes...............................               4.50
                            800,000              US Treasury Notes...............................               4.625
                          2,900,000              US Treasury Notes...............................               4.625
                          2,900,000              US Treasury Notes...............................               4.50
-----------------------------------------------------------------------------------------------------------------------
                                                 TOTAL US GOVERNMENT, AGENCY &
                                                 INSTRUMENTALITY OBLIGATIONS--NON-DISCOUNT
                                                 (COST--$46,048,925)
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE               10,322,000              Nomura Securities International,Inc., purchased
AGREEMENTS**-1.8%                                 on 12/31/1999 to yield 5% to 1/03/2000.........
-----------------------------------------------------------------------------------------------------------------------
                                                 TOTAL REPURCHASE AGREEMENTS
                                                 (COST--$10,322,000)
-----------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS
                                                 (COST--$565,654,869)--99.6%.....................
                                                 OTHER ASSETS LESS LIABILITIES--0.4%.............
                                                 NET ASSETS--100.0%..............................
-----------------------------------------------------------------------------------------------------------------------

                        MATURITY
                          DATE          VALUE
---------------------
PROMISSORY             12/22/2000   $ 10,000,000
NOTES--1.8%
---------------------
                                      10,000,000
---------------------
US GOVERNMENT,          4/24/2000      4,999,404
AGENCY &               11/17/2000        988,800
INSTRUMENTALITY        11/24/2000      1,682,289
OBLIGATIONS-            1/19/2001      2,865,354
NON-DISCOUNT-8.1%       4/14/2000      4,999,303
                       12/14/2000      2,766,484
                        2/04/2000      5,149,892
                        9/29/2000     14,997,912
                        9/30/2000        890,156
                       11/30/2000        790,000
                       12/31/2000      2,858,313
                        1/31/2001      2,851,967
---------------------

                                      45,839,874
---------------------
REPURCHASE
AGREEMENTS**-1.8%                     10,322,000
---------------------

                                      10,322,000
---------------------

                                     565,282,747
                                       2,080,740
                                    ------------
                                    $567,363,487
                                    ============
---------------------

 * Commercial Paper and certain US Government, Agency & Instrumentality Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio. Other securities bear interest at the rates shown payable at fixed rates or upon maturity. Interest rates on variable securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at December 31, 1999.

** Repurchase Agreements are fully collaterized by US Government & Agency Obligations.

 + Variable Rate Notes.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1999
--------------------------------------------------------------------------------

                             SHARES                                                                        PERCENT OF
INDUSTRIES                    HELD                            US STOCKS                       VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE             79,541        United Technologies Corporation...........  $    5,170,165       0.4%
----------------------------------------------------------------------------------------------------------------------
APPLICATION                     98,520        +Siebel Systems, Inc......................       8,300,310       0.6
DEVELOPMENT SOFTWARE
----------------------------------------------------------------------------------------------------------------------
BANKING                         89,758        Bank of America Corporation...............       4,504,730       0.3
                               327,600        The Bank of New York Company, Inc.........      13,104,000       0.9
                                39,800        The Chase Manhattan Corporation...........       3,091,963       0.2
                                                                                          --------------     -----
                                                                                              20,700,693       1.4
----------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL            136,900        Citigroup Inc.............................       7,606,506       0.5
----------------------------------------------------------------------------------------------------------------------
BEVERAGES                       44,800        The Coca-Cola Company.....................       2,609,600       0.2
                               217,720        PepsiCo, Inc..............................       7,674,630       0.5
                                                                                          --------------     -----
                                                                                              10,284,230       0.7
----------------------------------------------------------------------------------------------------------------------
BROADCAST                       53,400        +UnitedGlobalCom Inc. (Class A)...........       3,751,350       0.3
----------------------------------------------------------------------------------------------------------------------
BROADCASTING--CABLE            335,896        +AT&T Corp.--Liberty Media Group
                                                (Class A)...............................      19,062,098       1.3
----------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS               93,900        +American Tower Corporation (Class A).....       2,869,819       0.2
----------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES               22,800        +Oracle Corporation.......................       2,553,600       0.2
----------------------------------------------------------------------------------------------------------------------
CABLE                          473,200        +Charter Communications, Inc. (Class A)...      10,351,250       0.7
----------------------------------------------------------------------------------------------------------------------
CHEMICALS                       69,687        E.I. du Pont de Nemours and Company.......       4,590,631       0.3
                               192,453        Rohm and Haas Company.....................       7,830,431       0.6
                                                                                          --------------     -----
                                                                                              12,421,062       0.9
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES             88,000        +Convergys Corporation....................       2,706,000       0.2
----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES               26,800        +America Online, Inc......................       2,021,725       0.2
                               313,400        +Cisco Systems, Inc.......................      33,553,388       2.3
                                                                                          --------------     -----
                                                                                              35,575,113       2.5
----------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE               12,000        +i2 Technologies, Inc.....................       2,335,500       0.1
                                65,000        +Network Associates, Inc..................       1,730,625       0.1
                                40,000        +Symantec Corporation.....................       2,345,000       0.2
                                 7,100        +Yahoo! Inc...............................       3,072,081       0.2
                                                                                          --------------     -----
                                                                                               9,483,206       0.6
----------------------------------------------------------------------------------------------------------------------
COMPUTERS                       74,200        Compaq Computer Corporation...............       2,008,038       0.1
                               114,180        +EMC Corporation..........................      12,474,165       0.9
                                21,800        +Gateway Inc..............................       1,570,962       0.1
                                80,015        International Business Machines
                                                Corporation.............................       8,641,620       0.6
                               121,720        +Sun Microsystems, Inc....................       9,418,085       0.7
                               168,350        Tandy Corporation.........................       8,280,716       0.6
                                                                                          --------------     -----
                                                                                              42,393,586       3.0
----------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS              171,880        The Dial Corporation......................       4,178,832       0.3
                                48,200        Honeywell International Inc...............       2,780,537       0.2
                                                                                          --------------     -----
                                                                                               6,959,369       0.5
----------------------------------------------------------------------------------------------------------------------
COSMETICS                       43,000        The Gillette Company......................       1,771,062       0.1
----------------------------------------------------------------------------------------------------------------------
ELECTRIC & GAS                 107,400        +Calpine Corporation......................       6,873,600       0.5
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL &                    24,900        +The AES Corporation......................       1,861,275       0.1
ELECTRONICS
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT           188,250        General Electric Company..................      29,131,687       2.0
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                             SHARES                                                                        PERCENT OF
INDUSTRIES                    HELD                            US STOCKS                       VALUE        NET ASSETS
ELECTRONICS/                     9,000        +Broadcom Corporation (Class A)...........  $    2,450,813       0.2%
INSTRUMENTS                     87,150        Intel Corporation.........................       7,168,087       0.5
                                33,200        Texas Instruments Incorporated............       3,216,250       0.2
                                                                                          --------------     -----
                                                                                              12,835,150       0.9
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES             194,330        Associates First Capital Corporation
                                                (Class A)...............................       5,331,929       0.4
                               167,580        Wells Fargo Company.......................       6,776,516       0.5
                                                                                          --------------     -----
                                                                                              12,108,445       0.9
----------------------------------------------------------------------------------------------------------------------
FINANCIAL                      120,800        Household International, Inc..............       4,499,800       0.3
SERVICES--CONSUMER
----------------------------------------------------------------------------------------------------------------------
FOODS                          187,460        +Keebler Foods Company....................       5,272,313       0.4
----------------------------------------------------------------------------------------------------------------------
HEALTHCARE--                    97,400        Columbia/HCA Healthcare Corporation.......       2,855,038       0.2
PRODUCTS & SERVICES
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD                      112,100        Colgate-Palmolive Company.................       7,286,500       0.5
PRODUCTS                        53,900        The Procter & Gamble Company..............       5,905,419       0.4
                                                                                          --------------     -----
                                                                                              13,191,919       0.9
----------------------------------------------------------------------------------------------------------------------
INFORMATION PROCESSING         112,810        +Unisys Corporation.......................       3,602,869       0.3
----------------------------------------------------------------------------------------------------------------------
INSURANCE                       81,880        AXA Financial, Inc........................       2,773,685       0.2
                                81,450        American International Group, Inc.........       8,806,781       0.6
                                                                                          --------------     -----
                                                                                              11,580,466       0.8
----------------------------------------------------------------------------------------------------------------------
INTERNETWORKING                 72,000        +3Com Corporation.........................       3,379,500       0.2
                                 8,600        +InfoSpace.com, Inc.......................       1,839,862       0.1
                                23,600        +Inktomi Corporation......................       2,091,550       0.1
                                13,600        +Internet Capital Group, Inc..............       2,306,050       0.2
                                                                                          --------------     -----
                                                                                               9,616,962       0.6
----------------------------------------------------------------------------------------------------------------------
LASER SYSTEMS &                152,680        +JDS Uniphase Corporation.................      24,619,650       1.7
COMPONENTS
----------------------------------------------------------------------------------------------------------------------
MACHINERY & EQUIPMENT           31,802        Caterpillar Inc...........................       1,496,682       0.1
----------------------------------------------------------------------------------------------------------------------
MEDIA                           49,680        +Clear Channel Communications, Inc........       4,433,940       0.3
----------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY              79,350        Johnson & Johnson.........................       7,389,469       0.5
----------------------------------------------------------------------------------------------------------------------
METALS                         120,385        Alcoa Inc.................................       9,991,955       0.7
----------------------------------------------------------------------------------------------------------------------
NATURAL GAS                    218,740        Enron Corp................................       9,706,587       0.7
----------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES              131,900        Burlington Resources Inc..................       4,360,944       0.3
----------------------------------------------------------------------------------------------------------------------
OIL--INTEGRATED                 91,684        Exxon Mobil Corporation...................       7,386,292       0.5
----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                    93,000        Schlumberger Limited......................       5,231,250       0.4
                                18,005        Transocean Sedco Forex Inc................         606,537       0.0
                                                                                          --------------     -----
                                                                                               5,837,787       0.4
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                  38,070        International Paper Company...............       2,148,576       0.2
PRODUCTS
----------------------------------------------------------------------------------------------------------------------
PETROLEUM                      141,300        Unocal Corporation........................       4,742,381       0.3
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                             SHARES                                                                        PERCENT OF
INDUSTRIES                    HELD                            US STOCKS                       VALUE        NET ASSETS
PHARMACEUTICALS                 54,400        American Home Products Corporation........  $    2,145,400       0.1%
                               134,000        Bristol-Myers Squibb Company..............       8,601,125       0.6
                               107,970        Cardinal Health, Inc......................       5,169,064       0.4
                                19,500        Eli Lilly and Company.....................       1,296,750       0.1
                               145,310        Merck & Co., Inc..........................       9,744,852       0.7
                               183,320        Pfizer Inc................................       5,946,442       0.4
                               102,290        Pharmacia & Upjohn, Inc...................       4,603,050       0.3
                                                                                          --------------     -----
                                                                                              37,506,683       2.6
----------------------------------------------------------------------------------------------------------------------
RADIO & TELEVISION             204,090        +AMFM Inc.................................      15,970,043       1.1
----------------------------------------------------------------------------------------------------------------------
RESTAURANTS                    182,400        McDonald's Corporation....................       7,353,000       0.5
----------------------------------------------------------------------------------------------------------------------
RETAIL                          66,800        +Federated Department Stores, Inc.........       3,377,575       0.2
                               144,480        +Safeway Inc..............................       5,138,070       0.4
                               179,950        Wal-Mart Stores, Inc......................      12,439,044       0.9
                                                                                          --------------     -----
                                                                                              20,954,689       1.5
----------------------------------------------------------------------------------------------------------------------
RETAIL SPECIALTY               142,650        Lowe's Companies, Inc.....................       8,523,337       0.6
----------------------------------------------------------------------------------------------------------------------
SCIENTIFIC EQUIPMENT            82,330        Millipore Corporation.....................       3,179,996       0.2
----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS                  82,870        Motorola, Inc.............................      12,202,608       0.8
----------------------------------------------------------------------------------------------------------------------
SOFTWARE                       236,260        +Microsoft Corporation....................      27,568,589       1.9
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS             268,606        AT&T Corp.................................      13,631,755       0.9
                                50,000        +Adelphia Business Solutions, Inc.........       2,365,625       0.2
                                87,300        +Amdocs Limited...........................       3,011,850       0.2
                               161,200        GTE Corporation...........................      11,374,675       0.8
                                43,000        +Global TeleSystems Group, Inc............       1,488,875       0.1
                                75,630        Lucent Technologies Inc...................       5,658,069       0.4
                               226,920        +MCI WorldCom Inc.........................      12,026,760       0.8
                                46,600        +Sprint Corp. (PCS Group).................       4,776,500       0.3
                                                                                          --------------     -----
                                                                                              54,334,109       3.7
----------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--                32,400        United Parcel Service, Inc. (Class B).....       2,235,600       0.2
SERVICES
----------------------------------------------------------------------------------------------------------------------
UTILITIES--                    274,004        SBC Communications Inc....................      13,357,695       0.9
COMMUNICATIONS
----------------------------------------------------------------------------------------------------------------------
WIRELESS                        29,800        +Nextel Communications, Inc. (Class A)....       3,071,263       0.2
COMMUNICATION--
DOMESTIC
PAGING & CELLULAR
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL US STOCKS (COST--$414,818,439)           603,760,818      41.9
----------------------------------------------------------------------------------------------------------------------
                              FACE
                             AMOUNT                       US CORPORATE BONDS
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES       $   3,000,000        General Electric Capital Corp., 8.75%
                                                due 5/21/2007...........................       3,240,720       0.2
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL US CORPORATE BONDS (COST--
                                                $3,373,650)                                    3,240,720       0.2
----------------------------------------------------------------------------------------------------------------------
                             SHARES
COUNTRIES                     HELD                         FOREIGN STOCKS++
----------------------------------------------------------------------------------------------------------------------
AUSTRALIA                      250,400        Broken Hill Proprietary Company Limited
                                                (12)....................................       3,273,893       0.2
                               146,300        The News Corporation Limited (Preferred)
                                                (ADR)(a) (24)...........................       4,891,906       0.4
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN AUSTRALIA                   8,165,799       0.6
----------------------------------------------------------------------------------------------------------------------
BERMUDA                         55,400        +Global Crossing Ltd. (38)................       2,766,538       0.2
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN BERMUDA                     2,766,538       0.2
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

                             SHARES                                                                        PERCENT OF
COUNTRIES                     HELD                         FOREIGN STOCKS++                   VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------
BRAZIL                          89,400        +Companhia Vale do Rio Doce 'A'
                                                (Preferred) (26)........................  $    2,477,827       0.2%
                                75,400        Embratel Participacoes SA (ADR)(a) (37)...       2,054,650       0.1
                             5,200,000        Petroleo Brasileiro SA (29)...............       1,152,907       0.1
                                16,400        Telecomunicacoes Brasileiras SA-Telebras
                                                (Preferred Block) (ADR)(a) (37).........       2,107,400       0.1
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN BRAZIL                      7,792,784       0.5
----------------------------------------------------------------------------------------------------------------------
CANADA                          43,000        BCE Inc. (37).............................       3,878,063       0.3
                               223,400        Domtar, Inc. (30).........................       2,636,943       0.2
                                93,400        Nortel Networks Corporation (6)...........       9,433,400       0.6
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN CANADA                     15,948,406       1.1
----------------------------------------------------------------------------------------------------------------------
FINLAND                        134,800        Amer Group Ltd. (11)......................       2,735,234       0.2
                                41,600        Nokia Oyj (6).............................       7,540,416       0.5
                                80,600        Sampo Insurance Company Ltd. 'A' (20).....       2,816,398       0.2
                               187,000        Stora Enso Oyj 'R' (33)...................       3,214,269       0.2
                                71,400        UPM-Kymmene Oyj (30)......................       2,875,992       0.2
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN FINLAND                    19,182,309       1.3
----------------------------------------------------------------------------------------------------------------------
FRANCE                          61,300        Aventis SA (5)............................       3,561,769       0.3
                                29,000        Axa (20)..................................       4,041,695       0.3
                                 6,200        Cap Gemini SA (19)........................       1,573,337       0.1
                                15,162        Carrefour SA (25).........................       2,795,595       0.2
                                     7        Elf Aquitaine SA (29).....................           1,078       0.0
                                36,300        France Telecom SA (38)....................       4,799,553       0.3
                                 9,900        Groupe Danone(a) (17).....................       2,332,816       0.2
                                67,400        Pechiney SA 'A' (26)......................       4,815,504       0.3
                                46,200        STMicroelectronics NV (NY Registered
                                                Shares) (36)............................       6,996,412       0.5
                                45,400        Scor (34).................................       2,002,440       0.1
                                10,000        Societe Generale 'A' (3)..................       2,326,170       0.2
                                62,800        Thomson CSF (15)..........................       2,073,626       0.1
                                63,800        +Thomson Multimedia (28)..................       3,437,193       0.2
                                38,759        +Total Fina SA 'B' (29)...................       5,171,516       0.4
                                59,800        Vivendi (41)..............................       5,398,597       0.4
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN FRANCE                     51,327,301       3.6
----------------------------------------------------------------------------------------------------------------------
GERMANY                         25,900        Deutsche Bank AG (Registered Shares)
                                                (3).....................................       2,186,917       0.2
                                35,000        Dresdner Bank AG (3)......................       1,903,230       0.1
                                20,817        Mannesmann AG (23)........................       5,020,571       0.3
                                39,000        RWE AG (12)...............................       1,527,720       0.1
                                28,200        Siemens AG (15)...........................       3,586,592       0.3
                                51,000        Veba AG (27)..............................       2,477,975       0.2
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN GERMANY                    16,703,005       1.2
----------------------------------------------------------------------------------------------------------------------
HONG KONG                      172,200        Hutchison Whampoa Limited (27)............       2,503,358       0.2
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN HONG KONG                   2,503,358       0.2
----------------------------------------------------------------------------------------------------------------------
IRELAND                        358,300        Bank of Ireland (3).......................       2,850,384       0.2
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN IRELAND                     2,850,384       0.2
----------------------------------------------------------------------------------------------------------------------
ITALY                          513,000        ENI SpA (29)..............................       2,820,587       0.2
                                98,350        +Mondadori (Arnoldo) Editore SpA (32).....       3,119,711       0.2
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN ITALY                       5,940,298       0.4
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

                             SHARES                                                                        PERCENT OF
COUNTRIES                     HELD                         FOREIGN STOCKS++                   VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------
JAPAN                          214,000        The Bank of Tokyo-Mitsubishi, Ltd. (4)....  $    2,982,053       0.2%
                                92,000        Bridgestone Corp. (39)....................       2,025,639       0.1
                                   518        East Japan Railway Company (40)...........       2,793,013       0.2
                               102,000        Fujitsu Limited (15)......................       4,651,336       0.3
                               130,000        Hitachi Ltd. (15).........................       2,086,310       0.1
                                66,000        Honda Motor Co., Ltd. (2).................       2,454,252       0.2
                                13,700        +Internet Initiative Japan Inc. (ADR)(a)
                                                (7).....................................       1,328,900       0.1
                                38,000        Ito-Yokado Co., Ltd. (35).................       4,127,605       0.3
                               120,000        Kao Corporation (10)......................       3,423,036       0.2
                                 6,600        Keyence Corporation (15)..................       2,680,301       0.2
                                35,000        Kyocera Corporation (15)..................       9,076,231       0.6
                               166,000        Marui Co., Ltd. (30)......................       2,478,873       0.2
                               135,000        Matsushita Electric Industrial Company,
                                                Ltd. (15)...............................       3,738,624       0.3
                               142,000        Minebea Company Ltd. (22).................       2,435,913       0.2
                               209,000        NEC Corporation (8).......................       4,980,086       0.3
                                   230        NTT Mobile Communications Network, Inc.
                                                (38)....................................       8,845,288       0.6
                               735,000        Nippon Sheet Glass Company, Ltd. (18).....       3,812,017       0.3
                                   406        Nippon Telegraph & Telephone Corporation
                                                (NTT) (38)..............................       6,952,735       0.5
                               121,000        Olympus Optical Co., Ltd. (12)............       1,710,980       0.1
                                24,000        Orix Corporation (16).....................       5,406,400       0.4
                                19,000        Rohm Company Ltd. (15)....................       7,808,983       0.5
                               298,000        The Sanwa Bank, Ltd. (3)..................       3,624,758       0.3
                                 7,400        Softbank Corporation (11).................       7,082,102       0.5
                                36,300        Sony Corporation (ADR)(a) (1).............      10,336,425       0.7
                               248,000        The Sumitomo Bank, Ltd. (33)..............       3,395,166       0.2
                                28,000        TDK Corporation (15)......................       3,866,132       0.3
                                64,000        Takeda Chemical Industries, Ltd. (31).....       3,162,736       0.2
                               214,000        The Tokio Marine & Fire Insurance Co. Ltd.
                                                (20)....................................       2,502,495       0.2
                               402,000        Toshiba Corporation (15)..................       3,068,402       0.2
                                90,000        Toyota Motor Corporation (2)..............       4,359,526       0.3
                                16,700        Toyota Motor Corporation (ADR)(a) (2).....       1,626,162       0.1
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN JAPAN                     128,822,479       8.9
----------------------------------------------------------------------------------------------------------------------
NETHERLANDS                     96,300        ABN AMRO Holding NV (3)...................       2,404,958       0.2
                                17,100        +ASM Lithography Holding NV (14)..........       1,899,333       0.1
                               108,800        CSM NV (17)...............................       2,322,706       0.1
                                16,100        Getronics NV (7)..........................       1,284,046       0.1
                               108,322        Koninklijke Ahold NV (17).................       3,205,869       0.2
                                12,900        Koninklijke (Royal) Philips Electronics NV
                                                (NY Registered Shares) (15).............       1,741,500       0.1
                                99,200        VNU NV (32)...............................       5,212,490       0.4
                                56,100        Vendex KBB NV (35)........................       1,491,407       0.1
                                75,200        Wolters Kluwer NV 'A' (32)................       2,544,407       0.2
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN THE NETHERLANDS            22,106,716       1.5
----------------------------------------------------------------------------------------------------------------------
NORWAY                         207,500        Merkantildata ASA (7).....................       2,514,680       0.2
                               153,600        +Tandberg Television ASA (37).............       2,130,135       0.1
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN NORWAY                      4,644,815       0.3
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1999  (Continued)
--------------------------------------------------------------------------------

                             SHARES                                                                        PERCENT OF
COUNTRIES                     HELD                         FOREIGN STOCKS++                   VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------
SINGAPORE                      326,000        City Developments Limited (9).............  $    1,909,009       0.1%
                                69,200        +Flextronics International Ltd. (14)......       3,183,200       0.2
                               336,400        Singapore Airlines Limited (40)...........       3,818,595       0.3
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SINGAPORE                   8,910,804       0.6
----------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                     12,400        Samsung Electronics (15)..................       2,906,079       0.2
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SOUTH KOREA                 2,906,079       0.2
----------------------------------------------------------------------------------------------------------------------
SPAIN                          132,000        Endesa SA (41)............................       2,619,932       0.2
                               149,400        Repsol-YPF, SA (29).......................       3,463,262       0.3
                               195,800        +Telefonica SA (38).......................       4,889,831       0.3
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SPAIN                      10,973,025       0.8
----------------------------------------------------------------------------------------------------------------------
SWEDEN                         162,200        Castellum AB (33).........................       1,584,954       0.1
                                38,700        Custos AB 'A' (12)........................         940,846       0.0
                                42,000        Custos AB 'B' (12)........................       1,008,712       0.1
                               203,400        Fastighets AB Tornet (32).................       2,825,665       0.2
                               109,310        Telefonaktiebolaget LM Ericsson 'B'
                                                (38)....................................       7,039,389       0.5
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SWEDEN                     13,399,566       0.9
----------------------------------------------------------------------------------------------------------------------
SWITZERLAND                      9,855        Credit Suisse Group (Registered Shares)
                                                (3).....................................       1,959,608       0.1
                                 1,100        Novartis AG (Registered Shares) (13)......       1,615,757       0.1
                                   312        Roche Holding AG (31).....................       3,704,718       0.3
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SWITZERLAND                 7,280,083       0.5
----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM                  91,800        AstraZeneca Group PLC (13)................       3,805,354       0.3
                               313,800        BP Amoco PLC (29).........................       3,153,186       0.2
                               145,400        British Telecommunications PLC (37).......       3,551,082       0.3
                               163,800        +Cable & Wireless PLC (37)................       2,773,619       0.2
                                71,100        +Energis PLC (37).........................       3,413,248       0.2
                               122,700        Glaxo Wellcome PLC (31)...................       3,466,091       0.2
                               239,900        HSBC Holdings PLC (3).....................       3,341,938       0.2
                               592,000        Hilton Group PLC (21).....................       1,894,490       0.1
                               281,700        Lloyds TSB Group PLC (3)..................       3,521,807       0.3
                               147,600        +The Peninsular and Oriental Steam
                                                Navigation Company (40).................       2,461,184       0.2
                               237,000        Reckitt Benckiser PLC (32)................       2,220,792       0.2
                               258,500        Shell Transport & Trading Company (ADR)(a)
                                                (29)....................................      12,731,125       0.9
                               273,600        SmithKline Beecham PLC (31)...............       3,488,996       0.2
                               632,000        Vodafone AirTouch PLC (37)................       3,129,385       0.2
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN THE UNITED KINGDOM         52,952,297       3.7
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL FOREIGN STOCKS (COST-$279,475,573)       385,176,046      26.7
----------------------------------------------------------------------------------------------------------------------
                              FACE
                             AMOUNT               US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
                                              Federal National Mortgage Association:
                         $  43,530,000          5.625% due 3/15/2001....................      43,128,653       3.0
                            38,400,000          5.125% due 2/13/2004....................      36,102,144       2.5
                            49,330,000          5.75% due 2/15/2008                       45,530,110....       3.1
                            28,850,000          5.25% due 1/15/2009.....................      25,446,566       1.8
                            52,000,000          6.375% due 6/15/2009....................      49,651,680       3.4
                                                                                          --------------     -----
                                                                                             199,859,153      13.8
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1999  (Concluded)
--------------------------------------------------------------------------------

                              FACE                                                                         PERCENT OF
                             AMOUNT               US GOVERNMENT & AGENCY OBLIGATIONS          VALUE        NET ASSETS
----------------------------------------------------------------------------------------------------------------------
                                              US Treasury Bonds:
                           $ 2,700,000          6.625% due 2/15/2027....................  $    2,675,943       0.2%
                            16,300,000          5.25% due 11/15/2028....................      13,427,125       0.9
                            90,750,000          6.125% due 8/15/2029....................      86,510,160       6.0
                                              US Treasury Notes:
                            27,900,000          5% due 4/30/2001........................      27,490,149       1.9
                             8,190,000          5.75% due 6/30/2001.....................       8,138,813       0.6
                            14,300,000          6% due 8/15/2004........................      14,076,491       1.0
                            19,700,000          6% due 8/15/2009........................      19,084,375       1.3
                                                                                          --------------     -----
                                                                                             171,403,056      11.9
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
                                              (COST--$382,738,679)                           371,262,209      25.7
----------------------------------------------------------------------------------------------------------------------
                                                        SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*           64,000,000        Associates First Capital Corp., 4%
                                                due 1/03/2000...........................      63,985,778       4.4
                             6,579,000        General Motors Acceptance Corp., 5%
                                                due 1/03/2000...........................       6,577,173       0.5
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL SHORT-TERM SECURITIES
                                              (COST--$70,562,951)                             70,562,951       4.9
----------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS (COST--$1,150,969,292)..   1,434,002,744      99.4
                                              OTHER ASSETS LESS LIABILITIES.............       8,015,684       0.6
                                                                                          --------------     -----
                                              NET ASSETS................................  $1,442,018,428     100.0%
                                                                                          ==============     =====
----------------------------------------------------------------------------------------------------------------------

 (a) American Depositary Receipts (ADR).

  * Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

  + Non-income producing security.

 ++ Corresponding industry groups for foreign stocks and bonds:

 (1) Appliances

 (2) Automotive

 (3) Banking

 (4) Banking & Financial

 (5) Chemicals

 (6) Communication Equipment

 (7) Computer Software

 (8) Computers

 (9) Construction

(10) Cosmetics & Toiletries

(11) Distribution

(12) Diversified

(13) Drugs

(14) Electronic Components

(15) Electronics

(16) Finance

(17) Food

(18) Glass

(19) Information Processing

(20) Insurance

(21) Leisure

(22) Machine Tools & Machinery

(23) Machinery & Equipment

(24) Media-Communications

(25) Merchandising

(26) Metals & Mining

(27) Multi-Industry

(28) Multimedia

(29) Oil-Integrated

(30) Paper & Forest Products

(31) Pharmaceuticals

(32) Publishing

(33) Real Estate

(34) Reinsurance

(35) Retail

(36) Semiconductors

(37) Telecommunications

(38) Telephone-Integrated

(39) Tires & Rubber

(40) Transport Services

(41) Utilities

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of December 31, 1999
--------------------------------------------------------------------------------

                          SHARES                                                                          PERCENT OF
INDUSTRIES                 HELD                               STOCKS                           VALUE      NET ASSETS
---------------------------------------------------------------------------------------------------------------------
ALUMINUM                    2,388        Alcoa Inc........................................  $   198,204       1.5%
---------------------------------------------------------------------------------------------------------------------
CANADIAN                    8,500        Alberta Energy Company Ltd.......................      264,030       2.0
INDEPENDENTS               15,000        +Anderson Exploration Ltd........................      178,608       1.4
                           17,500        +Baytex Energy Ltd...............................      106,302       0.8
                           26,225        +Canadian Hunter Exploration Ltd.................      429,933       3.4
                            5,700        +Canadian Natural Resources Ltd..................      138,693       1.1
                           10,900        Canadian Occidental Petroleum Ltd................      214,434       1.7
                            5,968        +Northrock Resources Ltd.........................       39,548       0.3
                           13,900        Paramount Resources Ltd..........................      163,112       1.3
                           10,800        +Rio Alto Exploration Ltd........................      152,081       1.2
                            7,600        +Talisman Energy Inc.............................      193,580       1.5
                                                                                            -----------     -----
                                                                                              1,880,321      14.7
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                   4,300        Air Products and Chemicals, Inc..................      144,319       1.1
---------------------------------------------------------------------------------------------------------------------
COAL                        4,300        +CONSOL Energy Inc...............................       43,537       0.3
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED RESOURCES       3,400        Ashland Inc......................................      111,988       0.9
COMPANIES                   7,800        +UCAR International Inc..........................      138,938       1.1
                                                                                            -----------     -----
                                                                                                250,926       2.0
---------------------------------------------------------------------------------------------------------------------
INTEGRATED OIL              3,000        Amerada Hess Corporation.........................      170,250       1.3
COMPANIES                   4,700        Chevron Corporation..............................      407,137       3.2
                            1,800        Conoco Inc. (Class A)............................       44,550       0.3
                            6,400        Conoco Inc. (Class B)............................      159,200       1.2
                            3,400        ENI SpA (ADR)*...................................      187,425       1.5
                            5,004        Exxon Mobil Corporation..........................      403,135       3.2
                            6,100        Murphy Oil Corporation...........................      349,987       2.7
                            1,500        Phillips Petroleum Company.......................       70,500       0.6
                            2,400        Royal Dutch Petroleum Company (NY Registered
                                          Shares).........................................      145,050       1.1
                            1,600        +Stone Energy Corporation........................       57,000       0.5
                            6,000        USX-Marathon Group...............................      148,125       1.2
                                                                                            -----------     -----
                                                                                              2,142,359      16.8
---------------------------------------------------------------------------------------------------------------------
METALS & MINING           173,700        M.I.M. Holdings Limited..........................      178,270       1.4
                           11,800        Noranda, Inc.....................................      158,018       1.2
                            1,200        Phelps Dodge Corporation.........................       80,550       0.6
                           13,250        +Stillwater Mining Company.......................      422,344       3.3
                           38,600        WMC Limited......................................      211,956       1.7
                           14,260        +Zimbabwe Platinum Mines Limited.................        6,525       0.1
                                                                                            -----------     -----
                                                                                              1,057,663       8.3
---------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS         5,300        Anadarko Petroleum Corporation...................      180,863       1.4
                            7,900        Apache Corporation...............................      291,806       2.3
                            3,700        +Barrett Resources Corporation...................      108,919       0.9
                            3,440        Burlington Resources Inc.........................      113,735       0.9
                            4,200        Cabot Oil & Gas Corporation (Class A)............       67,462       0.5
                            2,900        +Chieftain International, Inc....................       50,025       0.4
                            9,775        Devon Energy Corporation.........................      321,353       2.5
                           16,200        EOG Resources, Inc...............................      284,513       2.2
                            3,079        Kerr-McGee Corporation...........................      190,898       1.5
                            7,100        +Quicksilver Resources Inc.......................       31,062       0.2
                            2,500        Texaco Inc.......................................      135,781       1.1
                            6,800        Unocal Corporation...............................      228,225       1.8
                            5,500        Vastar Resources, Inc............................      324,500       2.5
                                                                                            -----------     -----
                                                                                              2,329,142      18.2
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of December 31, 1999  (Concluded)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                          SHARES                                                                          PERCENT OF
INDUSTRIES                 HELD                               STOCKS                           VALUE      NET ASSETS
OIL SERVICES                6,300        +BJ Services Company.............................  $   263,419       2.1%
                            4,800        Baker Hughes Incorporated........................      101,100       0.8
                            3,600        Coflexip SA (ADR)*...............................      135,000       1.0
                            4,100        +Cooper Cameron Corporation......................      200,644       1.6
                            5,900        Ensign Resource Service Group, Inc...............      136,433       1.1
                            5,200        Helmerich & Payne, Inc...........................      113,425       0.9
                            3,700        McDermott International, Inc.....................       33,531       0.3
                            6,100        +Noble Drilling Corporation......................      199,775       1.6
                            9,000        +Precision Drilling Corporation..................      229,861       1.8
                            6,900        +R&B Falcon Corporation..........................       91,425       0.7
                            5,500        +Stolt Comex Seaway, SA..........................       60,500       0.5
                            3,050        +Stolt Comex Seaway, SA (ADR)*...................       33,550       0.2
                            5,600        +Weatherford International, Inc..................      223,650       1.7
                                                                                            -----------     -----
                                                                                              1,822,313      14.3
---------------------------------------------------------------------------------------------------------------------
PAPER & FOREST             17,000        Abitibi-Consolidated Inc.........................      198,316       1.6
PRODUCTS                    5,000        Aracruz Celulose SA (ADR)*.......................      131,250       1.0
                           16,400        +Canfor Corporation..............................      191,316       1.5
                           48,200        Smurfit Jefferson Group PLC......................      144,327       1.1
                            6,025        +Smurfit-Stone Container Corporation.............      147,236       1.2
                           24,300        +St. Laurent Paperboard Inc......................      322,893       2.5
                           27,400        +Tembec Inc. 'A'.................................      304,507       2.4
                                                                                            -----------     -----
                                                                                              1,439,845      11.3
---------------------------------------------------------------------------------------------------------------------
PIPELINES                   4,200        Coastal Corporation..............................      148,838       1.2
                            4,600        Equitable Resources, Inc.........................      153,525       1.2
                                                                                            -----------     -----
                                                                                                302,363       2.4
---------------------------------------------------------------------------------------------------------------------
REFINING                    3,100        Sunoco, Inc......................................       72,850       0.6
---------------------------------------------------------------------------------------------------------------------
STEEL                      21,700        LTV Corporation..................................       89,512       0.7
---------------------------------------------------------------------------------------------------------------------
                                         TOTAL STOCKS (COST--$10,805,455)                    11,773,354      92.2
---------------------------------------------------------------------------------------------------------------------
                           FACE
                          AMOUNT                       SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY     $722,000        Federal Home Loan Banks, 1.50% due 1/03/2000.....      721,910       5.7
OBLIGATIONS**
---------------------------------------------------------------------------------------------------------------------
                                         TOTAL SHORT-TERM SECURITIES (COST--$721,910)           721,910       5.7
---------------------------------------------------------------------------------------------------------------------
                                         TOTAL INVESTMENTS (COST--$11,527,365)............   12,495,264      97.9
                                         OTHER ASSETS LESS LIABILITIES....................      268,946       2.1
                                                                                            -----------     -----
                                         NET ASSETS.......................................  $12,764,210     100.0%
                                                                                            ===========     =====
---------------------------------------------------------------------------------------------------------------------

 * American Depositary Receipts (ADR).
** US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
 + Non-income producing security.

See Notes to Financial Statements.

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                                       59

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------


                                                  CAPITAL         GLOBAL
                                   BALANCED        STOCK         STRATEGY
                                  PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------
ASSETS:
Investments, at value*........   $118,671,425   $430,106,540   $240,813,220
Cash..........................            640            737         49,513
Foreign cash..................             --             --        245,658
Interest receivable...........        520,484             --        500,628
Receivable for securities
  sold........................      6,276,501             --        894,802
Dividends receivable..........         41,300        213,279        190,415
Receivable for capital shares
  sold........................         66,589        231,242         28,550
Prepaid expenses and other
  assets......................          6,036         15,820          9,742
                                 ------------   ------------   ------------
  Total assets................    125,582,975    430,567,618    242,732,528
                                 ------------   ------------   ------------
LIABILITIES:
Payable for securities
  purchased...................      6,171,732             --        881,676
Payable for capital shares
  redeemed....................          2,731            893          8,909
Payable to investment
  adviser.....................         36,731        127,247         71,497
Payable for dividends to
  shareholders................             --             --             --
Accrued expenses and other
  liabilities.................         21,047         59,294         71,721
                                 ------------   ------------   ------------
  Total liabilities...........      6,232,241        187,434      1,033,803
                                 ------------   ------------   ------------
NET ASSETS....................   $119,350,734   $430,380,184   $241,698,725
                                 ============   ============   ============
NET ASSETS CONSIST OF:
Common Stock, $.10 par
  value+......................   $    808,840   $  1,462,624   $  1,407,451
Paid-in capital in excess of
  par.........................    102,699,913    289,728,685    194,465,626
Undistributed investment
  income -- net...............             --          9,996             --
Accumulated distributions in
  excess of investment
  income--net.................             --             --       (739,737)
Undistributed (accumulated)
  realized capital gains
  (losses) on investments and
  foreign currency
  transactions -- net.........        648,805      8,134,386      1,442,972
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency
  transactions -- net.........     15,193,176    131,044,493     45,122,413
                                 ------------   ------------   ------------
NET ASSETS....................   $119,350,734   $430,380,184   $241,698,725
                                 ============   ============   ============
Capital shares outstanding....      8,088,397     14,626,235     14,074,511
                                 ============   ============   ============
Net asset value, offering and
  redemption price per
  share.......................   $      14.76   $      29.43   $      17.17
                                 ============   ============   ============
*Identified cost..............   $103,478,249   $299,061,682   $195,677,947
                                 ============   ============   ============
+Authorized shares............    100,000,000    100,000,000    100,000,000
                                 ============   ============   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                             INTERMEDIATE
                                                                  GROWTH          HIGH        GOVERNMENT
                                                                  STOCK          YIELD           BOND
                                                                PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value*......................................   $623,152,648   $ 96,017,756   $213,606,929
Cash........................................................            942         86,899            402
Foreign cash................................................             --             --             --
Interest receivable.........................................             --      2,097,631      2,670,736
Receivable for securities sold..............................             --      1,032,000             --
Dividends receivable........................................        371,723         43,174             --
Receivable for capital shares sold..........................        109,248         36,223          7,371
Prepaid expenses and other assets...........................         25,912          5,678         11,854
                                                               ------------   ------------   ------------
  Total assets..............................................    623,660,473     99,319,361    216,297,292
                                                               ------------   ------------   ------------
LIABILITIES:
Payable for securities purchased............................             --         43,174             --
Payable for capital shares redeemed.........................          1,580          1,146        224,992
Payable to investment adviser...............................        184,595         33,409         67,820
Payable for dividends to shareholders.......................             --             --             --
Accrued expenses and other liabilities......................         71,764         24,846         40,950
                                                               ------------   ------------   ------------
  Total liabilities.........................................        257,939        102,575        333,762
                                                               ------------   ------------   ------------
NET ASSETS..................................................   $623,402,534   $ 99,216,786   $215,963,530
                                                               ============   ============   ============
NET ASSETS CONSIST OF:
Common Stock, $.10 par value+...............................   $  1,639,388   $  1,331,345   $  2,067,360
Paid-in capital in excess of par............................    415,961,417    121,614,146    231,087,508
Undistributed investment income -- net......................         26,708             --             10
Accumulated distributions in excess of investment
  income--net...............................................             --       (208,472)            --
Undistributed (accumulated) realized capital gains (losses)
  on investments and foreign currency
  transactions -- net.......................................     11,741,789     (5,440,697)    (8,142,568)
Unrealized appreciation (depreciation) on investments and
  foreign currency transactions -- net......................    194,033,232    (18,079,536)    (9,048,780)
                                                               ------------   ------------   ------------
NET ASSETS..................................................   $623,402,534   $ 99,216,786   $215,963,530
                                                               ============   ============   ============
Capital shares outstanding..................................     16,393,884     13,313,454     20,673,603
                                                               ============   ============   ============
Net asset value, offering and redemption price per share....   $      38.03   $       7.45   $      10.45
                                                               ============   ============   ============
*Identified cost............................................   $429,119,416   $114,097,292   $222,655,709
                                                               ============   ============   ============
+Authorized shares..........................................    100,000,000    100,000,000    100,000,000
                                                               ============   ============   ============

                                                               LONG TERM
                                                               CORPORATE         MONEY          MULTIPLE        NATURAL
                                                                  BOND          RESERVE         STRATEGY       RESOURCES
                                                               PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                              -----------------------------------------------------------
------------------------------------------------------------
ASSETS:
Investments, at value*......................................  $117,724,681   $ 565,282,747   $1,434,002,744   $12,495,264
Cash........................................................           611          70,067              989           897
Foreign cash................................................            --              --          425,178            --
Interest receivable.........................................     2,171,842       4,323,411        6,712,103            --
Receivable for securities sold..............................            --              --       50,019,404        20,819
Dividends receivable........................................            --              --          900,337        10,975
Receivable for capital shares sold..........................       168,267              --               --       249,846
Prepaid expenses and other assets...........................         6,549          30,680           69,804           752
                                                              ------------   -------------   --------------   -----------
  Total assets..............................................   120,071,950     569,706,905    1,492,130,559    12,778,553
                                                              ------------   -------------   --------------   -----------
LIABILITIES:
Payable for securities purchased............................            --              --       49,226,907            --
Payable for capital shares redeemed.........................         1,806       2,081,997          189,421            70
Payable to investment adviser...............................        37,616         171,938          432,486         1,204
Payable for dividends to shareholders.......................            --           1,405               --            --
Accrued expenses and other liabilities......................        25,475          88,078          263,317        13,069
                                                              ------------   -------------   --------------   -----------
  Total liabilities.........................................        64,897       2,343,418       50,112,131        14,343
                                                              ------------   -------------   --------------   -----------
NET ASSETS..................................................  $120,007,053   $ 567,363,487   $1,442,018,428   $12,764,210
                                                              ============   =============   ==============   ===========
NET ASSETS CONSIST OF:
Common Stock, $.10 par value+...............................  $  1,108,451   $  56,773,561   $    7,928,441   $   153,850
Paid-in capital in excess of par............................   127,236,450     510,962,048    1,139,909,180    14,587,686
Undistributed investment income -- net......................             7              --               --            --
Accumulated distributions in excess of investment
  income--net...............................................            --              --       (1,661,114)           --
Undistributed (accumulated) realized capital gains (losses)
  on investments and foreign currency
  transactions -- net.......................................    (2,233,222)             --       12,821,118    (2,945,236)
Unrealized appreciation (depreciation) on investments and
  foreign currency transactions -- net......................    (6,104,633)       (372,122)     283,020,803       967,910
                                                              ------------   -------------   --------------   -----------
NET ASSETS..................................................  $120,007,053   $ 567,363,487   $1,442,018,428   $12,764,210
                                                              ============   =============   ==============   ===========
Capital shares outstanding..................................    11,084,514     567,735,609       79,284,412     1,538,504
                                                              ============   =============   ==============   ===========
Net asset value, offering and redemption price per share....  $      10.83   $        1.00   $        18.19   $      8.30
                                                              ============   =============   ==============   ===========
*Identified cost............................................  $123,829,314   $ 565,654,869   $1,150,969,292   $11,527,365
                                                              ============   =============   ==============   ===========
+Authorized shares..........................................   100,000,000   2,000,000,000      300,000,000   100,000,000
                                                              ============   =============   ==============   ===========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Operations for the Year Ended December 31, 1999
--------------------------------------------------------------------------------


                                                CAPITAL        GLOBAL
                                  BALANCED       STOCK        STRATEGY
                                 PORTFOLIO     PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------
INVESTMENT INCOME:
Interest and discount
  earned*.....................   $3,491,629   $    653,506   $ 3,044,195
Dividends*....................      565,718      3,260,193     1,966,640
Other income..................           --          5,982         1,095
                                 ----------   ------------   -----------
Total income..................    4,057,347      3,919,681     5,011,930
                                 ----------   ------------   -----------
EXPENSES:
Investment advisory fees......      387,972      1,204,735       718,504
Custodian fees................       20,554         56,252       141,971
Accounting services...........       19,754         62,904        32,916
Professional fees.............       14,850         27,712        22,136
Printing and shareholder
  reports.....................        6,267         13,258        11,981
Registration fees.............          831          4,255            --
Transfer agent fees...........        5,078          5,078         5,076
Pricing services..............          920          3,752         4,281
Directors' fees and
  expenses....................          983          2,462         1,747
Other.........................        2,214          7,231         1,266
                                 ----------   ------------   -----------
Total expenses before
  reimbursement...............      459,423      1,387,639       939,878
Reimbursement of expenses.....           --             --            --
                                 ----------   ------------   -----------
Total expenses after
  reimbursement...............      459,423      1,387,639       939,878
                                 ----------   ------------   -----------
Investment income -- net......    3,597,924      2,532,042     4,072,052
                                 ----------   ------------   -----------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY
  TRANSACTIONS -- NET:
Realized gain (loss) on
  investments -- net..........    5,946,357     45,403,018    20,653,150
Realized gain (loss) on
  foreign currency
  transactions -- net.........           --        266,613        51,983
Change in unrealized
  appreciation/depreciation on
  investments -- net..........      196,222     57,625,867    18,915,503
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........           --         46,539       (78,394)
                                 ----------   ------------   -----------
Total realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions -- net.........    6,142,579    103,342,037    39,542,242
                                 ----------   ------------   -----------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................   $9,740,503   $105,874,079   $43,614,294
                                 ==========   ============   ===========
* Net of foreign withholding
  tax.........................   $    2,986   $     66,510   $   191,104
                                 ==========   ============   ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                         INTERMEDIATE    LONG TERM
                               GROWTH         HIGH        GOVERNMENT     CORPORATE        MONEY        MULTIPLE       NATURAL
                               STOCK          YIELD          BOND           BOND         RESERVE       STRATEGY      RESOURCES
                             PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest and discount
  earned*................   $  1,300,152   $10,900,283   $14,982,064    $  8,797,018   $29,901,024   $ 21,595,363   $    70,008
Dividends*...............      4,895,887       750,991            --              --            --     10,468,451       180,271
Other income.............            252        31,786        50,076           2,834            --         14,877            40
                            ------------   -----------   ------------   ------------   -----------   ------------   -----------
Total income.............      6,196,291    11,683,060    15,032,140       8,799,852    29,901,024     32,078,691       250,319
                            ------------   -----------   ------------   ------------   -----------   ------------   -----------
EXPENSES:
Investment advisory
  fees...................      1,642,499       365,404       746,399         411,847     1,837,853      4,355,147        42,651
Custodian fees...........         43,338        18,518        36,646          19,758        35,062        409,096        18,507
Accounting services......         81,521        15,492        37,947          20,336       109,901        206,544           316
Professional fees........         34,677        16,327        22,568          15,927        38,775         85,935        10,151
Printing and shareholder
  reports................         24,961         5,896        11,557           7,784        27,037         70,626           398
Registration fees........         11,892            --         2,787              70        17,588         14,076            --
Transfer agent fees......          5,075         5,079         5,080           5,079         5,070          5,078         5,075
Pricing services.........          1,462         7,541         6,196           7,001           420         14,002            --
Directors' fees and
  expenses...............          3,160         1,055         1,858           1,085         4,072          9,202           141
Other....................          6,535         2,095         3,836           2,329         7,272         22,121            --
                            ------------   -----------   ------------   ------------   -----------   ------------   -----------
Total expenses before
  reimbursement..........      1,855,120       437,407       874,874         491,216     2,083,050      5,191,827        77,239
Reimbursement of
  expenses...............             --            --            --              --            --             --       (11,447)
                            ------------   -----------   ------------   ------------   -----------   ------------   -----------
Total expenses after
  reimbursement..........      1,855,120       437,407       874,874         491,216     2,083,050      5,191,827        65,792
                            ------------   -----------   ------------   ------------   -----------   ------------   -----------
Investment income --
  net....................      4,341,171    11,245,653    14,157,266       8,308,636    27,817,974     26,886,864       184,527
                            ------------   -----------   ------------   ------------   -----------   ------------   -----------
REALIZED & UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS & FOREIGN
  CURRENCY TRANSACTIONS
  -- NET:
Realized gain (loss) on
  investments -- net.....     95,440,437       726,859    (2,464,712)     (1,980,786)       28,040    111,689,746    (1,090,723)
Realized gain (loss) on
  foreign currency
  transactions -- net....        (46,567)           --            --              --            --      2,906,698        (3,451)
Change in unrealized
appreciation/depreciation
  on investments --
  net....................     75,147,379    (5,186,011)  (14,711,214)     (9,475,140)     (308,406)   109,095,917     3,739,831
Change in unrealized
appreciation/depreciation
  on foreign currency
  transactions -- net....             --            --            --              --            --       (103,146)         (199)
                            ------------   -----------   ------------   ------------   -----------   ------------   -----------
Total realized and
  unrealized gain (loss)
  on investments and
  foreign currency
  transactions -- net....    170,541,249    (4,459,152)  (17,175,926)    (11,455,926)     (280,366)   223,589,215     2,645,458
                            ------------   -----------   ------------   ------------   -----------   ------------   -----------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS........   $174,882,420   $ 6,786,501   $(3,018,660)   $ (3,147,290)  $27,537,608   $250,476,079   $ 2,829,985
                            ============   ===========   ============   ============   ===========   ============   ===========
* Net of foreign
  withholding tax........   $    118,035            --            --              --            --   $    689,925   $     9,569
                            ============   ===========   ============   ============   ===========   ============   ===========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                         BALANCED PORTFOLIO          CAPITAL STOCK PORTFOLIO
                                     ---------------------------   ---------------------------
                                         FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                            DECEMBER 31,                  DECEMBER 31,
                                     ---------------------------   ---------------------------
INCREASE (DECREASE) IN NET ASSETS:       1999           1998           1999           1998
----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net........     $  3,597,924   $ 3,102,582    $  2,532,042   $  3,543,943
Realized gain (loss) on
  investments and foreign currency
  transactions -- net...........        5,946,357     7,853,487      45,669,631     27,364,944
Change in unrealized
  appreciation/depreciation on
  investments -- net............          196,222     3,434,242      57,625,867     17,602,882
Change in unrealized
  appreciation/depreciation on
  foreign currency transactions --
  net...........................               --            --          46,539        (49,325)
                                     ------------   ------------   ------------   ------------
Net increase (decrease) in net
  assets resulting from
  operations....................        9,740,503    14,390,311     105,874,079     48,462,444
                                     ------------   ------------   ------------   ------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS:
Investment income -- net........       (6,700,505)   (3,524,792)     (5,502,391)    (6,269,261)
In excess of investment income --
  net...........................           (4,135)           --        (256,618)            --
Realized gain on investments --
  net...........................      (13,054,658)   (6,923,679)    (65,022,220)   (36,415,502)
                                     ------------   ------------   ------------   ------------
Net decrease in net assets
  resulting from dividends and
  distributions to shareholders...    (19,759,298)  (10,448,471)    (70,781,229)   (42,684,763)
                                     ------------   ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net
  assets derived from capital
  share transactions............       10,295,044     6,808,627      38,689,886     15,017,332
                                     ------------   ------------   ------------   ------------
NET ASSETS:
Total increase (decrease) in net
  assets........................          276,249    10,750,467      73,782,736     20,795,013
Beginning of year...............      119,074,485   108,324,018     356,597,448    335,802,435
                                     ------------   ------------   ------------   ------------
End of year*....................     $119,350,734   $119,074,485   $430,380,184   $356,597,448
                                     ============   ============   ============   ============
*Undistributed (accumulated
  distributions in
  excess of) investment income --
  net...........................               --   $ 3,102,581              --   $  2,970,349
                                     ============   ============   ============   ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  GLOBAL STRATEGY PORTFOLIO      GROWTH STOCK PORTFOLIO         HIGH YIELD PORTFOLIO
                                 ---------------------------   ---------------------------   ---------------------------
                                     FOR THE YEAR ENDED            FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                        DECEMBER 31,                  DECEMBER 31,                  DECEMBER 31,
                                 ---------------------------   ---------------------------   ---------------------------
                                     1999           1998           1999           1998           1999           1998
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $  4,072,052   $ 6,679,586    $  4,341,171   $ 2,333,481    $ 11,245,653   $ 13,245,621
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................     20,705,133       923,052      95,393,870    57,447,732         726,859     (5,883,144)
Change in unrealized
  appreciation/depreciation on
  investments -- net..........     18,915,503    13,588,593      75,147,379    65,374,802      (5,186,011)   (12,768,024)
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........        (78,394)      129,561              --            --              --             --
                                 ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in net
  assets resulting from
  operations..................     43,614,294    21,320,792     174,882,420   125,156,015       6,786,501     (5,405,547)
                                 ------------   ------------   ------------   ------------   ------------   ------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS:
Investment income -- net......     (4,250,356)   (9,908,154)     (6,599,346)   (2,484,030)    (12,299,315)   (13,357,566)
In excess of investment income
  -- net......................     (2,896,892)           --              --            --        (249,990)            --
Realized gain on investments
  -- net......................    (20,802,708)  (30,525,752)   (141,145,837)  (61,563,233)             --             --
                                 ------------   ------------   ------------   ------------   ------------   ------------
Net decrease in net assets
  resulting from dividends and
  distributions to
  shareholders................    (27,949,956)  (40,433,906)   (147,745,183)  (64,047,263)    (12,549,305)   (13,357,566)
                                 ------------   ------------   ------------   ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net
  assets derived from capital
  share transactions..........     (5,109,685)    1,752,536     140,036,987    62,096,529     (11,630,761)    (8,390,914)
                                 ------------   ------------   ------------   ------------   ------------   ------------
NET ASSETS:
Total increase (decrease) in
  net assets..................     10,554,653   (17,360,578)    167,174,224   123,205,281     (17,393,565)   (27,154,027)
Beginning of year.............    231,144,072   248,504,650     456,228,310   333,023,029     116,610,351    143,764,378
                                 ------------   ------------   ------------   ------------   ------------   ------------
End of year*..................   $241,698,725   $231,144,072   $623,402,534   $456,228,310   $ 99,216,786   $116,610,351
                                 ============   ============   ============   ============   ============   ============
*Undistributed (accumulated
  distributions in
  excess of) investment income
  -- net......................   $   (739,737)  $   178,304    $     26,708   $ 2,331,545    $   (208,472)  $  1,053,662
                                 ============   ============   ============   ============   ============   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets  (Concluded)
--------------------------------------------------------------------------------

                                     INTERMEDIATE GOVERNMENT       LONG TERM CORPORATE
                                         BOND PORTFOLIO              BOND PORTFOLIO
                                   --------------------------- ---------------------------
                                       FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                          DECEMBER 31,                DECEMBER 31,
                                   --------------------------- ---------------------------
INCREASE (DECREASE) IN NET ASSETS:     1999          1998          1999          1998
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net........   $ 14,157,266  $ 14,537,865  $  8,308,636  $  8,111,343
Realized gain (loss) on
  investments and foreign currency
  transactions -- net...........     (2,464,712)    3,351,865    (1,980,786)    1,387,596
Change in unrealized
  appreciation/depreciation on
  investments -- net............    (14,711,214)    1,409,484    (9,475,140)      778,418
Change in unrealized
  appreciation/depreciation on
  foreign currency transactions --
  net...........................             --            --            --            --
                                   ------------  ------------  ------------  ------------
Net increase (decrease) in net
  assets resulting from
  operations....................     (3,018,660)   19,299,214    (3,147,290)   10,277,357
                                   ------------  ------------  ------------  ------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS:
Investment income -- net........    (15,428,265)  (14,551,966)   (8,999,286)   (8,233,350)
In excess of investment income --
  net...........................             --            --            --            --
Realized gain on investments --
  net...........................             --            --            --            --
                                   ------------  ------------  ------------  ------------
Net decrease in net assets
  resulting from dividends and
  distributions to shareholders...  (15,428,265)  (14,551,966)   (8,999,286)   (8,233,350)
                                   ------------  ------------  ------------  ------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net
  assets derived from capital
  share transactions............     (6,172,166)   13,623,838       424,534     4,938,990
                                   ------------  ------------  ------------  ------------
NET ASSETS:
Total increase (decrease) in net
  assets........................    (24,619,091)   18,371,086   (11,722,042)    6,982,997
Beginning of year...............    240,582,621   222,211,535   131,729,095   124,746,098
                                   ------------  ------------  ------------  ------------
End of year*....................   $215,963,530  $240,582,621  $120,007,053  $131,729,095
                                   ============  ============  ============  ============
*Undistributed (accumulated
  distributions in
  excess of) investment income --
  net...........................   $         10  $  1,271,009  $          7  $    690,657
                                   ============  ============  ============  ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                 MONEY RESERVE PORTFOLIO    MULTIPLE STRATEGY PORTFOLIO   NATURAL RESOURCES PORTFOLIO
                               --------------------------- ------------------------------ ---------------------------
                                   FOR THE YEAR ENDED            FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                      DECEMBER 31,                  DECEMBER 31,                 DECEMBER 31,
                               --------------------------- ------------------------------ ---------------------------
                                   1999          1998           1999           1998           1999          1998
---------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net...... $ 27,817,974  $ 29,005,190  $   26,886,864 $   32,701,556   $   184,527   $   283,101
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................       28,040        96,424     114,596,444     80,774,994    (1,094,174)   (1,297,578)
Change in unrealized
  appreciation/depreciation on
  investments -- net..........     (308,406)      (73,248)    109,095,917     23,078,285     3,739,831      (899,578)
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........           --            --        (103,146)        161,413         (199)          561
                               ------------  ------------  -------------- --------------   -----------   -----------
Net increase (decrease) in net
  assets resulting from
  operations..................   27,537,608    29,028,366     250,476,079    136,716,248     2,829,985    (1,913,494)
                               ------------  ------------  -------------- --------------   -----------   -----------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS:
Investment income -- net......  (27,817,974)  (29,005,190)    (51,122,589)    (40,282,464)     (436,658)     (392,711)
In excess of investment income
  -- net......................           --            --      (4,567,812)             --           --            --
Realized gain on investments
  -- net......................      (28,040)      (96,424)   (186,735,970)   (140,628,156)           --           --
                               ------------  ------------  -------------- --------------   -----------   -----------
Net decrease in net assets
  resulting from dividends and
  distributions to
  shareholders................  (27,846,014)  (29,101,614)   (242,426,371)   (180,910,620)     (436,658)     (392,711)
                               ------------  ------------  -------------- --------------   -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net
  assets derived from capital
  share transactions..........  (11,130,535)   53,158,315      93,716,028     54,916,060    (1,393,446)   (3,281,405)
                               ------------  ------------  -------------- --------------   -----------   -----------
NET ASSETS:
Total increase (decrease) in
  net assets..................  (11,438,941)   53,085,067     101,765,736     10,721,688       999,881    (5,587,610)
Beginning of year.............  578,802,428   525,717,361   1,340,252,692  1,329,531,004    11,764,329    17,351,939
                               ------------  ------------  -------------- --------------   -----------   -----------
End of year*.................. $567,363,487  $578,802,428  $1,442,018,428 $1,340,252,692   $12,764,210   $11,764,329
                               ============  ============  ============== ==============   ===========   ===========
*Undistributed (accumulated
  distributions in
  excess of) investment income
  -- net......................           --            --  $   (1,661,114) $   24,235,725           --   $   254,080
                               ============  ============  ============== ==============   ===========   ===========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                                               BALANCED PORTFOLIO
                                                       -------------------------------------------------------------------
                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                       -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                  1999+        1998           1997           1996           1995
--------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN
DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL
STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................    $  16.18     $  15.78       $  15.36       $  14.86       $  13.27
                                                       --------     --------       --------       --------       --------
Investment income -- net...........................         .45          .42            .51            .54            .60
Realized and unrealized gain on investments and
  foreign currency transactions -- net.............         .79         1.52           1.76            .83           2.07
                                                       --------     --------       --------       --------       --------
Total from investment operations...................        1.24         1.94           2.27           1.37           2.67
                                                       --------     --------       --------       --------       --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income -- net...........................        (.90)        (.51)          (.27)          (.57)          (.62)
In excess of investment income -- net..............          --++         --             --             --             --
Realized gain on investments -- net................       (1.76)       (1.03)         (1.58)          (.30)          (.46)
                                                       --------     --------       --------       --------       --------
Total dividends and distributions..................       (2.66)       (1.54)         (1.85)          (.87)         (1.08)
                                                       --------     --------       --------       --------       --------
Net asset value, end of year.......................    $  14.76     $  16.18       $  15.78       $  15.36       $  14.86
                                                       ========     ========       ========       ========       ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.................       8.55%       13.45%         16.93%          9.76%         21.59%
                                                       ========     ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................        .38%         .38%           .39%           .39%           .38%
                                                       ========     ========       ========       ========       ========
Investment income -- net...........................       3.01%        2.73%          3.40%          3.63%          4.47%
                                                       ========     ========       ========       ========       ========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).............    $119,351     $119,074       $108,324       $ 98,853       $ 97,181
                                                       ========     ========       ========       ========       ========
Portfolio turnover.................................     117.05%      106.73%        143.20%        234.79%         32.92%
                                                       ========     ========       ========       ========       ========

                    *   Total investment returns exclude insurance-related fees and expenses.
                    +   Based on average shares outstanding.
                   ++   Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      CAPITAL STOCK PORTFOLIO                                    GLOBAL STRATEGY PORTFOLIO
     ---------------------------------------------------------   ---------------------------------------------------------
                  FOR THE YEAR ENDED DECEMBER 31,                             FOR THE YEAR ENDED DECEMBER 31,
     ---------------------------------------------------------   ---------------------------------------------------------
       1999+       1998+       1997+       1996+       1995        1999+       1998+       1997+       1996+       1995+
--------------------------------------------------------------------------------------------------------------------------
THE
FOLLOWING
PER SHARE
DATA AND
RATIOS
HAVE BEEN
DERIVED
FROM
INFORMATION
PROVIDED IN
THE
FINANCIAL
STATEMENTS.
PER
SHARE
OPERATING
PERFORMANCE:
Net
asset
value,
beginning
  of
  year... $  27.03 $  26.79  $  23.25    $  23.88    $  21.64    $  16.00    $  17.44    $  16.80    $  15.25    $  14.54
     --------    --------    --------    --------    --------    --------    --------    --------    --------    --------
Investment
  income
  --
  net...      .18      .26        .33         .46         .41         .30         .43         .47         .47         .52
Realized
  and
  unrealized
  gain on
 investments
  and
  foreign
 currency
 transactions
  -- net...     7.56     3.39     4.57       2.86        3.70        3.02         .97        1.35        1.56         .94
     --------    --------    --------    --------    --------    --------    --------    --------    --------    --------
Total
 from
 investment
 operations...     7.74     3.65     4.90     3.32       4.11        3.32        1.40        1.82        2.03        1.46
     --------    --------    --------    --------    --------    --------    --------    --------    --------    --------
LESS
DIVIDENDS
  &
  DISTRIBUTIONS:
Investment
  income
  --
  net...     (.41)     (.50)     (.22)       (.47)       (.34)       (.32)       (.70)       (.55)       (.39)       (.55)
In
excess
  of
  investment
  income --
  net...     (.02)       --        --          --          --        (.21)         --          --          --          --
Realized
  gain
  on
  investments
  -- net...    (4.91)    (2.91)    (1.14)    (3.48)     (1.53)      (1.62)      (2.14)       (.63)       (.09)       (.20)
     --------    --------    --------    --------    --------    --------    --------    --------    --------    --------
Total
dividends
  and
  distributions...    (5.34)    (3.41)    (1.36)    (3.95)    (1.87)    (2.15)    (2.84)    (1.18)       (.48)       (.75)
     --------    --------    --------    --------    --------    --------    --------    --------    --------    --------
Net
asset
value,
  end
  of
  year... $  29.43 $  27.03  $  26.79    $  23.25    $  23.88    $  17.17    $  16.00    $  17.44    $  16.80    $  15.25
     ========    ========    ========    ========    ========    ========    ========    ========    ========    ========
TOTAL
INVESTMENT
  RETURN:*
Based
  on
  net
asset
value
  per
  share...   31.63%   15.56%   22.47%      16.54%      20.73%      21.36%       9.49%      11.72%      13.78%      10.44%
     ========    ========    ========    ========    ========    ========    ========    ========    ========    ========
RATIOS
  TO
  AVERAGE
  NET
  ASSETS:
Expenses...     .37%     .38%     .41%       .40%        .41%        .42%        .41%        .45%        .42%        .44%
     ========    ========    ========    ========    ========    ========    ========    ========    ========    ========
Investment
  income
  --
  net...     .68%    1.03%      1.38%       2.11%       1.98%       1.84%       2.75%       2.69%       3.02%       3.59%
     ========    ========    ========    ========    ========    ========    ========    ========    ========    ========
SUPPLEMENTAL
  DATA:
Net
assets,
  end
  of
  year
  (in
  thousands)... $430,380 $356,597 $335,802 $289,696  $252,957    $241,699    $231,144    $248,505    $232,530    $212,683
     ========    ========    ========    ========    ========    ========    ========    ========    ========    ========
Portfolio
turnover...   81.60%  110.95%   90.19%     74.30%     130.54%     106.83%     124.92%     108.04%     160.89%      26.81%
     ========    ========    ========    ========    ========    ========    ========    ========    ========    ========

                    *   Total investment returns exclude insurance-related fees and expenses.
                    +   Based on average shares outstanding.
                   ++   Amount is less than $.01 per share.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                                           GROWTH STOCK PORTFOLIO
                                                    ---------------------------------------------------------------------
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:               1999           1998           1997           1996           1995
-------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............      $  36.70       $  32.82       $  27.79       $  24.06       $  19.20
                                                    --------       --------       --------       --------       --------
Investment income -- net......................           .31            .19            .24            .32            .15
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net.........................         12.06          10.00           8.01           4.24           6.13
                                                    --------       --------       --------       --------       --------
Total from investment operations..............         12.37          10.19           8.25           4.56           6.28
                                                    --------       --------       --------       --------       --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income -- net......................          (.49)          (.24)          (.18)          (.24)          (.23)
In excess of investment income -- net.........            --             --             --             --             --
Realized gain on investments -- net...........        (10.55)         (6.07)         (3.04)          (.59)         (1.19)
                                                    --------       --------       --------       --------       --------
Total dividends and distributions.............        (11.04)         (6.31)         (3.22)          (.83)         (1.42)
                                                    --------       --------       --------       --------       --------
Net asset value, end of year..................      $  38.03       $  36.70       $  32.82       $  27.79       $  24.06
                                                    ========       ========       ========       ========       ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share............        38.99%         38.18%         33.75%         19.57%         35.35%
                                                    ========       ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses......................................          .37%           .37%           .37%           .38%           .38%
                                                    ========       ========       ========       ========       ========
Investment income -- net......................          .86%           .61%           .86%          1.25%           .82%
                                                    ========       ========       ========       ========       ========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)........      $623,403       $456,228       $333,023       $240,666       $184,152
                                                    ========       ========       ========       ========       ========
Portfolio turnover............................        90.44%         60.69%         84.90%         78.04%         87.66%
                                                    ========       ========       ========       ========       ========

                    *   Total investment returns exclude insurance-related fees and expenses.
                    +   Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 HIGH YIELD PORTFOLIO
         --------------------------------------------------------------------
                           FOR THE YEAR ENDED DECEMBER 31,
         --------------------------------------------------------------------
          1999+          1998+          1997+          1996+          1995+
-----------------------------------------------------------------------------
THE
FOLLOWING
PER SHARE
DATA AND
RATIOS
HAVE
BEEN
DERIVED
FROM
INFORMATION
PROVIDED IN
THE
FINANCIAL
STATEMENTS.
PER
SHARE
OPERATING
PERFORMANCE:
Net
asset
value,
beginning
  of
  year... $  7.90      $   9.19       $   9.15       $   8.99       $   8.53
         -------       --------       --------       --------       --------
Investment
income -- net.....     .77      .85        .90            .89            .93
Realized
  and
  unrealized
  gain
  (loss) on
  investments
  and foreign
  currency
  transactions -- net.....    (.35)    (1.29)      .04      .16          .46
         -------       --------       --------       --------       --------
Total
 from
 investment
 operations...     .42     (.44)           .94           1.05           1.39
         -------       --------       --------       --------       --------
LESS
DIVIDENDS
  &
  DISTRIBUTIONS:
Investment
income -- net.....    (.85)     (.85)     (.90)          (.89)          (.93)
In
excess
  of
  investment
  income -- net.....    (.02)       --       --            --             --
Realized
  gain
  on
  investments -- net.....      --       --       --        --             --
         -------       --------       --------       --------       --------
Total
dividends
  and
  distributions...    (.87)     (.85)     (.90)          (.89)          (.93)
         -------       --------       --------       --------       --------
Net
asset
value,
  end
  of
  year... $  7.45      $   7.90       $   9.19       $   9.15       $   8.99
         =======       ========       ========       ========       ========
TOTAL
INVESTMENT
  RETURN:*
Based
  on
  net
asset
value
  per
  share...   5.85%       (5.19%)        10.74%         12.32%         17.12%
         =======       ========       ========       ========       ========
RATIOS
  TO
  AVERAGE
  NET
  ASSETS:
Expenses...    .39%        .39%           .39%           .39%           .38%
         =======       ========       ========       ========       ========
Investment
income -- net.....   9.98%    9.86%      9.67%          9.77%         10.25%
         =======       ========       ========       ========       ========
SUPPLEMENTAL
  DATA:
Net
assets,
  end
  of
  year
  (in
  thousands)... $99,217 $116,610      $143,764       $123,643       $107,378
         =======       ========       ========       ========       ========
Portfolio
turnover...  57.86%      47.69%         60.94%         50.48%         63.39%
         =======       ========       ========       ========       ========

                    *   Total investment returns exclude insurance-related fees and expenses.
                    +   Based on average shares outstanding.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                                      INTERMEDIATE GOVERNMENT PORTFOLIO
                                                    ---------------------------------------------------------------------
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:               1999+          1998+          1997+          1996+          1995+
-------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............      $  11.32       $  11.08       $  10.93       $  11.41       $  10.32
                                                    --------       --------       --------       --------       --------
Investment income -- net......................           .67            .71            .73            .76            .78
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net.........................          (.81)           .25            .15           (.49)          1.10
                                                    --------       --------       --------       --------       --------
Total from investment operations..............          (.14)           .96            .88            .27           1.88
                                                    --------       --------       --------       --------       --------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income -- net......................          (.73)          (.72)          (.73)          (.75)          (.79)
Realized gain on investments -- net...........            --             --             --             --             --
                                                    --------       --------       --------       --------       --------
Total dividends and distributions.............          (.73)          (.72)          (.73)          (.75)          (.79)
                                                    --------       --------       --------       --------       --------
Net asset value, end of year..................      $  10.45       $  11.32       $  11.08       $  10.93       $  11.41
                                                    ========       ========       ========       ========       ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share............        (1.25%)         8.94%          8.42%          2.61%         18.87%
                                                    ========       ========       ========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses......................................          .38%           .37%           .37%           .38%           .38%
                                                    ========       ========       ========       ========       ========
Investment income -- net......................         6.15%          6.44%          6.74%          6.85%          7.22%
                                                    ========       ========       ========       ========       ========
Investment income -- net and realized gain on
  investments -- net..........................            --             --             --             --             --
                                                    ========       ========       ========       ========       ========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)........      $215,964       $240,583       $222,212       $221,863       $239,340
                                                    ========       ========       ========       ========       ========
Portfolio turnover............................       206.20%         65.67%         41.23%         29.35%         57.38%
                                                    ========       ========       ========       ========       ========

                    *   Total investment returns exclude insurance-related fees and expenses.
                    +   Based on average shares outstanding.
                   ++   Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                LONG TERM CORPORATE BOND PORTFOLIO                                MONEY RESERVE PORTFOLIO
     ---------------------------------------------------------   ---------------------------------------------------------
                  FOR THE YEAR ENDED DECEMBER 31,                             FOR THE YEAR ENDED DECEMBER 31,
     ---------------------------------------------------------   ---------------------------------------------------------
       1999+       1998+       1997+       1996+       1995+       1999        1998        1997        1996        1995
--------------------------------------------------------------------------------------------------------------------------
THE
FOLLOWING
PER SHARE
DATA AND
RATIOS
HAVE
BEEN
DERIVED
FROM
INFORMATION
PROVIDED IN
THE
FINANCIAL
STATEMENTS.
PER
SHARE
OPERATING
PERFORMANCE:
Net
asset
value,
beginning
  of
  year... $  11.91 $  11.72  $  11.53    $  12.02    $  10.72    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
     --------    --------    --------    --------    --------    --------    --------    --------    --------    --------
Investment
income -- net.....      .74      .75      .79      .80      .83       .05         .05         .05         .05         .06
Realized
  and
  unrealized
  gain
  (loss) on
  investments
  and foreign
  currency
  transactions -- net.....    (1.02)      .21      .18     (.50)     1.30       --++       --++       --++       --++       --++
     --------    --------    --------    --------    --------    --------    --------    --------    --------    --------
Total
 from
 investment
 operations...     (.28)      .96      .97      .30      2.13         .05         .05         .05         .05         .06
     --------    --------    --------    --------    --------    --------    --------    --------    --------    --------
LESS
DIVIDENDS
  &
  DISTRIBUTIONS:
Investment
income -- net.....     (.80)     (.77)     (.78)     (.79)     (.83)     (.05)     (.05)     (.05)       (.05)       (.06)
Realized
  gain
  on
  investments -- net.....       --       --       --       --       --       --++       --++       --++       --++       --
     --------    --------    --------    --------    --------    --------    --------    --------    --------    --------
Total
dividends
  and
  distributions...     (.80)     (.77)     (.78)     (.79)     (.83)     (.05)     (.05)     (.05)       (.05)       (.06)
     --------    --------    --------    --------    --------    --------    --------    --------    --------    --------
Net
asset
value,
  end
  of
  year... $  10.83 $  11.91  $  11.72    $  11.53    $  12.02    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
     ========    ========    ========    ========    ========    ========    ========    ========    ========    ========
TOTAL
INVESTMENT
  RETURN:*
Based
  on
  net
asset
value
  per
  share...   (2.35%)    8.45%    8.80%      2.77%      20.66%       5.01%       5.42%       5.43%       5.33%       5.81%
     ========    ========    ========    ========    ========    ========    ========    ========    ========    ========
RATIOS
  TO
  AVERAGE
  NET
  ASSETS:
Expenses...     .39%     .38%     .38%       .39%        .40%        .37%        .36%        .36%        .36%        .35%
     ========    ========    ========    ========    ========    ========    ========    ========    ========    ========
Investment
income -- net.....    6.54%    6.39%    6.87%    6.90%    7.32%        --          --          --          --          --
     ========    ========    ========    ========    ========    ========    ========    ========    ========    ========
Investment
income -- net
  and realized
  gain on
  investments -- net.....       --       --       --       --       --    4.91%    5.26%    5.30%       5.16%       5.67%
     ========    ========    ========    ========    ========    ========    ========    ========    ========    ========
SUPPLEMENTAL
  DATA:
Net
assets,
  end
  of
  year
  (in
  thousands)... $120,007 $131,729 $124,746 $117,988  $125,033    $567,363    $578,802    $525,717    $557,690    $568,439
     ========    ========    ========    ========    ========    ========    ========    ========    ========    ========
Portfolio
turnover...  110.90%  106.93%  107.02%     92.45%     110.49%          --          --          --          --          --
     ========    ========    ========    ========    ========    ========    ========    ========    ========    ========

                    *   Total investment returns exclude insurance-related fees and expenses.
                    +   Based on average shares outstanding.
                   ++   Amount is less than $.01 per share.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights (Concluded)
--------------------------------------------------------------------------------

                                                                     MULTIPLE STRATEGY PORTFOLIO
                                                  -----------------------------------------------------------------
                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:             1999+        1998+         1997+         1996+         1995+
-------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE
FINANCIAL STATEMENTS.
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $    18.17   $    18.97    $    17.13    $    17.24    $    16.22
                                                  ----------   ----------    ----------    ----------    ----------
Investment income -- net......................           .35          .43           .47           .53           .56
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions -- net.........................          2.99         1.35          2.57          1.63          2.03
                                                  ----------   ----------    ----------    ----------    ----------
Total from investment operations..............          3.34         1.78          3.04          2.16          2.59
                                                  ----------   ----------    ----------    ----------    ----------
LESS DIVIDENDS & DISTRIBUTIONS:
Investment income -- net......................          (.70)        (.57)         (.29)         (.60)         (.48)
In excess of investment income -- net.........          (.06)          --            --            --            --
Realized gain on investments -- net...........         (2.56)       (2.01)         (.91)        (1.67)        (1.09)
                                                  ----------   ----------    ----------    ----------    ----------
Total dividends and distributions.............         (3.32)       (2.58)        (1.20)        (2.27)        (1.57)
                                                  ----------   ----------    ----------    ----------    ----------
Net asset value, end of year..................    $    18.19   $    18.17    $    18.97    $    17.13    $    17.24
                                                  ==========   ==========    ==========    ==========    ==========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share............        20.21%       10.83%        19.17%        14.32%        17.55%
                                                  ==========   ==========    ==========    ==========    ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement................          .39%         .38%          .39%          .39%          .38%
                                                  ==========   ==========    ==========    ==========    ==========
Expenses......................................          .39%         .38%          .39%          .39%          .38%
                                                  ==========   ==========    ==========    ==========    ==========
Investment income -- net......................         2.00%        2.45%         2.65%         3.26%         3.44%
                                                  ==========   ==========    ==========    ==========    ==========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)........    $1,442,018   $1,340,253    $1,329,531    $1,211,185    $1,169,357
                                                  ==========   ==========    ==========    ==========    ==========
Portfolio turnover............................       106.04%      110.08%       108.41%       143.82%       140.83%
                                                  ==========   ==========    ==========    ==========    ==========

                    *   Total investment returns exclude insurance-related fees and expenses.
                    +   Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                            NATURAL RESOURCES PORTFOLIO
         -----------------------------------------------------------------
                          FOR THE YEAR ENDED DECEMBER 31,
         -----------------------------------------------------------------
          1999+         1998+         1997+          1996+          1995
--------------------------------------------------------------------------
THE
FOLLOWING
PER SHARE
DATA AND
RATIOS
HAVE
BEEN
DERIVED
FROM
INFORMATION
PROVIDED IN
THE
FINANCIAL
STATEMENTS.
PER
SHARE
OPERATING
PERFORMANCE:
Net
asset
value,
beginning
  of
  year... $  6.86      $   8.12      $   9.19      $   8.17       $  7.43
         -------       --------      --------      --------       -------
Investment
income -- net.....     .11      .15       .14           .16           .17
Realized
  and
  unrealized
  gain
  (loss) on
  investments
  and foreign
  currency
  transactions -- net.....    1.60    (1.23)    (1.14)     1.03       .73
         -------       --------      --------      --------       -------
Total
 from
 investment
 operations...    1.71    (1.08)        (1.00)         1.19           .90
         -------       --------      --------      --------       -------
LESS
DIVIDENDS
  &
  DISTRIBUTIONS:
Investment
income -- net.....    (.27)     (.18)     (.07)        (.17)         (.16)
In
excess
  of
  investment
  income -- net
Realized
  gain
  on
  investments -- net.....      --       --       --       --           --
         -------       --------      --------      --------       -------
Total
dividends
  and
  distributions...    (.27)     (.18)     (.07)        (.17)         (.16)
         -------       --------      --------      --------       -------
Net
asset
value,
  end
  of
  year... $  8.30      $   6.86      $   8.12      $   9.19       $  8.17
         =======       ========      ========      ========       =======
TOTAL
INVESTMENT
  RETURN:*
Based
  on
  net
asset
value
  per
  share...  25.50%      (13.57%)      (10.97%)       14.72%        12.22%
         =======       ========      ========      ========       =======
RATIOS
  TO
  AVERAGE
  NET
  ASSETS:
Expenses,
  net of
  reimbursement...    .50%     .50%      .50%          .50%          .47%
         =======       ========      ========      ========       =======
Expenses...    .59%        .63%          .59%          .57%          .47%
         =======       ========      ========      ========       =======
Investment
income -- net.....   1.40%    1.94%     1.65%         1.79%         1.99%
         =======       ========      ========      ========       =======
SUPPLEMENTAL
  DATA:
Net
assets,
  end
  of
  year
  (in
  thousands)... $12,764 $ 11,764     $ 17,352      $ 25,029       $21,035
         =======       ========      ========      ========       =======
Portfolio
turnover...  73.71%      29.62%        24.10%        31.29%        38.50%
         =======       ========      ========      ========       =======

                    *   Total investment returns exclude insurance-related fees and expenses.
                    +   Based on average shares outstanding.

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, with the exceptions of Global Strategy Portfolio and Natural Resources Portfolio, which are classified as non-diversified. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.") and Monarch Life Insurance Company (an insurance company not affiliated with ML & Co.)) separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS -- Money Reserve and Multiple Strategy Portfolios:
Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Balanced, Capital Stock, Global Strategy, Growth Stock, High Yield, Intermediate Government Bond, Long Term Corporate Bond, Multiple Strategy and Natural Resources Portfolios: Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities other than money market securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) REPURCHASE AGREEMENTS -- The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------
dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) PREPAID REGISTRATION FEES -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) DERIVATIVE FINANCIAL INSTRUMENTS -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- FOREIGN CURRENCY OPTIONS AND FUTURES -- Certain Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

- FORWARD FOREIGN EXCHANGE CONTRACTS -- Capital Stock, Global Strategy, Multiple Strategy and Natural Resources Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

- OPTIONS -- Certain Portfolios are authorized to write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- FINANCIAL FUTURES CONTRACTS -- Multiple Strategy and Natural Resources Portfolios may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract . Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(g) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

(h) DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income are due primarily to differing tax treatments for foreign currency transactions.

(i) RECLASSIFICATION -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the ten combined Portfolios' net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million, .45% of the next $50 million, .40% of the next $100 million, .35% of the next $400 million, and .30% of average daily net assets in excess of $800 million.

MLAM, Merrill Lynch Life Agency, Inc. and Monarch entered into an agreement that provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed .50% of the Portfolio's average daily net assets. For the year ended December 31, 1999, the Natural Resources Portfolio was reimbursed in the amount of $11,447.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned commissions on the execution of portfolio security transactions aggregating $10,455 in the Balanced Portfolio, $71,381 in the Capital Stock Portfolio, $37,360 in the Global Strategy Portfolio, $51,182 in the Growth Stock Portfolio, $625 in the High Yield Portfolio, $265,149 in the Multiple Strategy Portfolio, and $4,592 in the Natural Resources Portfolio for the year ended December 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended December 31, 1999, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, was paid by Balanced Portfolio $458; Global Strategy $337; High Yield Portfolio $1,681; Intermediate Government Bond Portfolio $2,960; Long Term Corporate Bond Portfolio $4,929; and Multiple Strategy Portfolio $428 for security price quotations to compute the net asset value of the Portfolios.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, FDS, PSI, PFD, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999 were as follows:

                                                                                                 INTERMEDIATE    LONG TERM
                                        CAPITAL         GLOBAL         GROWTH                     GOVERNMENT     CORPORATE
                         BALANCED        STOCK         STRATEGY        STOCK       HIGH YIELD        BOND           BOND
                        PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
Total Purchases......  $130,512,413   $293,679,409   $231,354,818   $440,014,194   $60,710,102   $464,869,881   $135,212,674
                       ============   ============   ============   ============   ===========   ============   ============
Total Sales..........  $136,258,635   $341,220,520   $266,809,741   $435,383,444   $76,231,776   $470,190,119   $134,591,131
                       ============   ============   ============   ============   ===========   ============   ============


                          MULTIPLE       NATURAL
                          STRATEGY      RESOURCES
                         PORTFOLIO      PORTFOLIO
                       ---------------------------
---------------------
Total Purchases......  $1,384,549,827   $8,491,241
                       ==============   ==========
Total Sales..........  $1,553,950,975   $8,453,989
                       ==============   ==========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

As of December 31, 1999, unrealized appreciation/depreciation for Federal income tax purposes were as follows:


                                                                          CAPITAL         GLOBAL         GROWTH          HIGH
                                                           BALANCED        STOCK         STRATEGY        STOCK          YIELD
                                                          PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Appreciated securities.................................  $ 18,234,135   $139,827,162   $ 57,580,239   $202,966,312   $  1,792,776
Depreciated securities.................................    (3,102,347)    (8,875,921)   (13,877,705)    (9,555,841)   (20,132,586)
                                                         ------------   ------------   ------------   ------------   ------------
Net unrealized appreciation (depreciation).............  $ 15,131,788   $130,951,241   $ 43,702,534   $193,410,471   $(18,339,810)
                                                         ============   ============   ============   ============   ============
Cost for Federal income tax purposes...................  $103,539,637   $290,155,299   $197,110,686   $429,742,177   $114,357,566
                                                         ============   ============   ============   ============   ============
Net realized gains (losses) for the year ended December 31, 1999 and net unrealized gains (losses) as of December 31, 1999 were as follows:

                                                                                    GLOBAL STRATEGY
                          BALANCED PORTFOLIO       CAPITAL STOCK PORTFOLIO             PORTFOLIO
                       ------------------------   --------------------------   -------------------------
                                                   REALIZED      UNREALIZED     REALIZED     UNREALIZED
                        REALIZED    UNREALIZED       GAINS         GAINS          GAINS         GAINS
                         GAINS         GAINS       (LOSSES)       (LOSSES)      (LOSSES)      (LOSSES)
--------------------------------------------------------------------------------------------------------
Long-term
  securities.........  $5,946,357   $15,193,176   $45,403,018   $131,044,858   $20,653,150   $45,135,273
Short-term
  securities.........          --            --            --             --            --            --
Forward foreign
  exchange
  contracts..........          --            --       328,169             --     1,987,023            --
Foreign currency
  transactions.......          --            --       (61,556)          (365)   (1,935,040)      (12,860)
                       ----------   -----------   -----------   ------------   -----------   -----------
Total................  $5,946,357   $15,193,176   $45,669,631   $131,044,493   $20,705,133   $45,122,413
                       ==========   ===========   ===========   ============   ===========   ===========

4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:


                          GROWTH STOCK PORTFOLIO         HIGH YIELD PORTFOLIO
                       ----------------------------   --------------------------
                        REALIZED                       REALIZED
                          GAINS        UNREALIZED        GAINS       UNREALIZED
                        (LOSSES)         GAINS         (LOSSES)        LOSSES
                       ---------------------------------------------------------
---------------------
Long-term
  securities.........  $95,441,552   $  194,033,232   $   727,004   $(18,079,536)
Short-term
  securities.........       (1,115)              --          (145)            --
Forward foreign
  exchange
  contracts..........                            --            --             --
Foreign currency
  transactions.......      (46,567)              --            --             --
                       -----------   --------------   -----------   ------------
Total................  $95,393,870   $  194,033,232   $   726,859   $(18,079,536)
                       ===========   ==============   ===========   ============
4. CAPITAL SHARE TRAN
Transactions in capit

                                                                                                           GLOBAL STRATEGY
                                                  BALANCED PORTFOLIO       CAPITAL STOCK PORTFOLIO            PORTFOLIO
                                               ------------------------   -------------------------   -------------------------
FOR THE YEAR ENDED                                            DOLLAR                      DOLLAR                      DOLLAR
DECEMBER 31, 1999                                SHARES       AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold..................................     612,976   $ 9,171,521      750,073   $ 20,134,480      838,946   $ 13,766,098
Shares issued to shareholders in reinvestment
  of dividends and distributions.............   1,348,135    19,759,298    2,636,950     70,781,229    1,676,134     27,949,955
                                               ----------   -----------   ----------   ------------   ----------   ------------
Total issued.................................   1,961,111    28,930,819    3,387,023     90,915,709    2,515,080     41,716,053
Shares redeemed..............................  (1,233,661)  (18,635,775)  (1,953,568)   (52,225,823)  (2,884,877)   (46,825,738)
                                               ----------   -----------   ----------   ------------   ----------   ------------
Net increase (decrease)......................     727,450   $10,295,044    1,433,455   $ 38,689,886     (369,797)  $ (5,109,685)
                                               ==========   ===========   ==========   ============   ==========   ============


                                                 GROWTH STOCK PORTFOLIO
                                               --------------------------
FOR THE YEAR ENDED                                             DOLLAR
DECEMBER 31, 1999                                SHARES        AMOUNT
                                               --------------------------
---------------------------------------------
Shares sold..................................   1,987,875   $  71,412,836
Shares issued to shareholders in reinvestment
  of dividends and distributions.............   4,209,592     147,745,182
                                               ----------   -------------
Total issued.................................   6,197,467     219,158,018
Shares redeemed..............................  (2,235,580)    (79,121,031)
                                               ----------   -------------
Net increase (decrease)......................   3,961,887   $ 140,036,987
                                               ==========   =============

                                                                                                            GLOBAL STRATEGY
                                                BALANCED PORTFOLIO         CAPITAL STOCK PORTFOLIO             PORTFOLIO
                                             -------------------------   ---------------------------   -------------------------
FOR THE YEAR ENDED                                           DOLLAR                        DOLLAR                      DOLLAR
DECEMBER 31, 1998                              SHARES        AMOUNT         SHARES         AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Shares sold................................     778,807   $ 11,679,510      1,114,323   $ 27,803,421    1,072,544   $ 16,568,269
Shares issued to shareholders in
  reinvestment of dividends and
  distributions............................     731,174     10,448,471      1,821,223     42,684,763    2,756,231     40,433,906
                                             ----------   ------------   ------------   ------------   ----------   ------------
Total issued...............................   1,509,981     22,127,981      2,935,546     70,488,184    3,828,775     57,002,175
Shares redeemed............................  (1,015,515)   (15,319,354)    (2,275,298)   (55,470,852)  (3,631,415)   (55,249,639)
                                             ----------   ------------   ------------   ------------   ----------   ------------
Net increase (decrease)....................     494,466   $  6,808,627        660,248   $ 15,017,332      197,360   $  1,752,536
                                             ==========   ============   ============   ============   ==========   ============


                                              GROWTH STOCK PORTFOLIO
                                             -------------------------
FOR THE YEAR ENDED                                           DOLLAR
DECEMBER 31, 1998                              SHARES        AMOUNT
                                             -------------------------
-------------------------------------------
Shares sold................................   2,365,185   $ 73,180,705
Shares issued to shareholders in
  reinvestment of dividends and
  distributions............................   2,391,608     64,047,263
                                             ----------   ------------
Total issued...............................   4,756,793    137,227,968
Shares redeemed............................  (2,471,233)   (75,131,439)
                                             ----------   ------------
Net increase (decrease)....................   2,285,560   $ 62,096,529
                                             ==========   ============

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

    INTERMEDIATE       LONG TERM
     GOVERNMENT        CORPORATE           MONEY             MULTIPLE           NATURAL
        BOND              BOND            RESERVE            STRATEGY          RESOURCES
     PORTFOLIO         PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO
-----------------------------------------------------------------------------------------
Appreciated
securities... $     62,801 $    343,430 $     21,410      $  318,960,501      $ 1,742,743
Depreciated
securities...   (9,111,581)   (6,449,430)     (393,624)      (40,523,179)        (777,946)
    ------------      ------------      ------------      --------------      -----------
Net
unrealized
appreciation
(depreciation)... $ (9,048,780) $ (6,106,000) $   (372,214) $  278,437,322    $   964,797
    ============      ============      ============      ==============      ===========
Cost
 for
 Federal
  income
  tax
  purposes... $222,655,709 $123,830,681 $565,654,961      $1,155,565,422      $11,530,467
    ============      ============      ============      ==============      ===========
Net realized gains (losses) for the year ended December 31, 1999 and net unrealized gains
(losses) as of December 31, 1999 were as follows:

       INTERMEDIATE GOVERNMENT        LONG TERM CORPORATE
           BOND PORTFOLIO               BOND PORTFOLIO         MONEY RESERVE PORTFOLIO    MULTIPLE STRATEGY PORTFOLIO
     ---------------------------   -------------------------   ------------------------   ---------------------------
       REALIZED                                                                             REALIZED      UNREALIZED
        GAINS        UNREALIZED     REALIZED     UNREALIZED     REALIZED     UNREALIZED      GAINS          GAINS
       (LOSSES)        LOSSES        LOSSES        LOSSES         GAINS        LOSSES       (LOSSES)       (LOSSES)
---------------------------------------------------------------------------------------------------------------------
Long-term
securities.. $ (2,464,739) $ (9,048,780) $(1,980,786) $(6,104,633)          --        --  $111,689,746   $283,033,452
Short-term
securities..           27           --          --          -- $    28,040   $(372,122)             --             --
Forward
foreign
  exchange
  contracts....           --           --          --          --          --        --      6,185,832             --
Foreign
currency
  transactions...           --           --          --          --          --        --   (3,279,134)       (12,649)
     ------------   ------------   -----------   -----------   -----------   ---------    ------------   ------------
Total... $ (2,464,712) $ (9,048,780) $(1,980,786) $(6,104,633) $    28,040   $(372,122)   $114,596,444   $283,020,803
     ============   ============   ===========   ===========   ===========   =========    ============   ============

4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:

        NATURAL RESOURCES
            PORTFOLIO
     ------------------------
      REALIZED
        GAINS      UNREALIZED
      (LOSSES)       GAINS
     ------------------------
---
Lon
sec  $(1,090,729)   $967,899
Sho
sec            6          --
For
for
  e
  c           --          --
For
cur
  t       (3,451)         11
     -----------    --------
Tot  $(1,094,174)   $967,910
     ===========    ========
4.
Tra

                                       INTERMEDIATE
                                      GOVERNMENT BOND          LONG TERM CORPORATE
       HIGH YIELD PORTFOLIO              PORTFOLIO                BOND PORTFOLIO          MONEY RESERVE PORTFOLIO
    --------------------------   -------------------------   ------------------------   ----------------------------
                     DOLLAR                      DOLLAR                     DOLLAR                        DOLLAR
      SHARES         AMOUNT        SHARES        AMOUNT        SHARES       AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------
Shares
sold...   9,447,464 $ 72,457,978  1,587,860   $ 17,371,016      899,017   $10,295,844    247,045,323   $ 247,045,323
Shares
issued
  to
  shareholders
  in
  reinvestment
  of
  dividends
  and
  distributions...   1,640,184   12,549,306  1,429,234   15,428,265    800,850   8,999,286   27,846,014    27,846,014
    -----------   ------------   ----------   ------------   ----------   -----------   ------------   -------------
Total
issued...  11,087,648   85,007,284  3,017,094   32,799,281    1,699,867    19,295,130    274,891,337     274,891,337
Shares
redeemed... (12,540,850)  (96,638,045) (3,603,546)  (38,971,447) (1,676,060) (18,870,596) (286,021,872)  (286,021,872)
    -----------   ------------   ----------   ------------   ----------   -----------   ------------   -------------
Net
increase
(decrease)...  (1,453,202) $(11,630,761)   (586,452) $ (6,172,166)     23,807 $   424,534  (11,130,535) $ (11,130,535)
    ===========   ============   ==========   ============   ==========   ===========   ============   =============


         MULTIPLE STRATEGY            NATURAL RESOURCES
             PORTFOLIO                    PORTFOLIO
     --------------------------   --------------------------
                      DOLLAR                      DOLLAR
       SHARES         AMOUNT        SHARES        AMOUNT
     -------------------------------------------------------
---
Sha
sol      480,406   $  8,506,913    1,537,019   $  12,218,004
Sha
iss
  t
  s
  i
  r
  o
  d
  a
  d   13,983,607    242,426,372       60,003         436,658
     -----------   ------------   ----------   -------------
Tot
iss   14,464,013    250,933,285    1,597,022      12,654,662
Sha
red   (8,956,036)  (157,217,257)  (1,774,350)    (14,048,108)
     -----------   ------------   ----------   -------------
Net
inc
(de    5,507,977   $ 93,716,028     (177,328)  $  (1,393,446)
     ===========   ============   ==========   =============

                                   INTERMEDIATE GOVERNMENT         LONG TERM CORPORATE
       HIGH YIELD PORTFOLIO             BOND PORTFOLIO               BOND PORTFOLIO           MONEY RESERVE PORTFOLIO
    --------------------------   ----------------------------   -------------------------   ----------------------------
                     DOLLAR                        DOLLAR                       DOLLAR                        DOLLAR
      SHARES         AMOUNT         SHARES         AMOUNT         SHARES        AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Shares
sold...   7,507,390 $ 63,434,459    2,645,259   $  29,677,244    1,377,909   $ 16,238,970    284,303,867   $ 284,303,867
Shares
issued
  to
  shareholders
  in
  reinvestment
 of
 dividends
  and
  distributions...   1,541,379   13,357,566    1,307,193    14,551,966    702,078    8,233,350   29,096,871    29,096,871
    -----------   ------------   ------------   -------------   ----------   ------------   ------------   -------------
Total
issued...   9,048,769   76,792,025    3,952,452    44,229,210    2,079,987     24,472,320    313,400,738     313,400,738
Shares
redeemed...  (9,924,680)  (85,182,939)   (2,742,781)   (30,605,372) (1,662,749)  (19,533,330) (260,242,423)  (260,242,423)
    -----------   ------------   ------------   -------------   ----------   ------------   ------------   -------------
Net
increase
(decrease)...    (875,911) $ (8,390,914)    1,209,671 $  13,623,838    417,238 $  4,938,990   53,158,315   $  53,158,315
    ===========   ============   ============   =============   ==========   ============   ============   =============

         MULTIPLE STRATEGY           NATURAL RESOURCES
             PORTFOLIO                   PORTFOLIO
     --------------------------   ------------------------
                     DOLLAR                      DOLLAR
       SHARES        AMOUNT         SHARES       AMOUNT
     -----------------------------------------------------
---
Sha
sol     633,962   $  10,885,213      710,396   $ 5,326,430
Sha
iss
  t
  s
  i
  r
 of
 di
  a
  d  11,010,994     180,910,620       49,398       392,711
     ----------   -------------   ----------   -----------
Tot
iss  11,644,956     191,795,833      759,794     5,719,141
Sha
red  (7,971,065)   (136,879,773)  (1,181,796)   (9,000,546)
     ----------   -------------   ----------   -----------
Net
inc
(de   3,673,891   $  54,916,060     (422,002)  $(3,281,405)
     ==========   =============   ==========   ===========

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Concluded)
--------------------------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARDS:

At December 31, 1999, the Fund had capital loss carryforwards of approximately $5,295,000 in the High Yield Portfolio, of which $231,000 expires in 2005, $3,240,000 expires in 2006 and $1,824,000 expires in 2007; $8,142,000 in the
Intermediate Government Bond Portfolio, of which $2,768,000 expires in 2002, $1,088,000 expires in 2003, $1,822,000 expires in 2004 and $2,464,000 expires in
2007; $1,506,000 in the Long Term Corporate Bond Portfolio, $252,000 expires in 2002 and $1,254,000 expires in 2007; $2,941,000 in the Natural Resources Portfolio, of which $297,000 expires in 2000, $1,330,000 expires in 2006 and $1,314,000 expires in 2007. These amounts will be available to offset like amounts of any future taxable capital gains. Expired capital loss carryforward in the amount of $348,764 and $154,874 in the High Yield and Natural Resources Portfolios, respectively, has been reclassified to paid-in capital in excess of par.

6. COMMITMENTS:

At December 31, 1999, the Natural Resources Portfolio entered into foreign exchange contracts, under which they agreed to sell various foreign currencies with a value of approximately $21,000.

7. LOANED SECURITIES:

At December 31, 1999, the Global Strategy and Multiple Strategy Portfolios held US Treasury Notes having an aggregate value of approximately $2,019,000 and $7,905,000, respectively, as collateral for portfolio securities loaned having a market value of approximately $2,118,000 and $8,219,000, respectively.

8. SUBSEQUENT EVENTS:

On February 1, 2000, the Board of Directors declared dividends and distributions per share payable on February 1, 2000 to shareholders of record as of February 1, 2000 as follows:

                                                               ORDINARY
PORTFOLIO                                                       INCOME
------------------------------------------------------------------------
High Yield..................................................  $ .062645
Intermediate Government Bond................................    .056252
Long Term Corporate Bond....................................    .062893
------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Independent Auditors' Report
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
MERRILL LYNCH SERIES FUND, INC.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Merrill Lynch Series Fund, Inc. (comprising, respectively, the Balanced, Capital Stock, Global Strategy, Growth Stock, High Yield, Intermediate Government Bond, Long Term Corporate Bond, Money Reserve, Multiple Strategy, and Natural Resources Portfolios) as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Merrill Lynch Series Fund, Inc. as of December 31, 1999, the results of their operations, the changes in their net assets, and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 21, 2000

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Directors and Officers
--------------------------------------------------------------------------------

TERRY K. GLENN-President and Director

JACK B. SUNDERLAND-Director

STEPHEN B. SWENSRUD-Director

J. THOMAS TOUCHTON-Director

CHRISTOPHER G. AYOUB-Senior Vice President

ROBERT C. DOLL-Senior Vice President

LAWRENCE R. FULLER-Senior Vice President

VINCENT T. LATHBURY III-Senior Vice President

KEVIN J. MCKENNA-Senior Vice President

JOSEPH T. MONAGLE JR.-Senior Vice President

THOMAS R. ROBINSON-Senior Vice President

ROBERT M. SHEARER-Senior Vice President

JOEL HEYMSFELD-Vice President

ROBERT F. MURRAY-Vice President

JACQUELINE L. ROGERS-Vice President

DONALD C. BURKE-Treasurer

ALLAN J. OSTER-Secretary

PRINCIPAL OFFICE OF THE FUND
Box 9011
Princeton, New Jersey 08453-9011

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

REPORT OF INDEPENDENT ACCOUNTANTS



The Sponsor, Trustee and Holders
  of The Merrill Lynch Fund of Stripped ("Zero")
  U.S. Treasury Securities, Series A (2003 Trust),
  Series B (2001 and 2005 Trusts), Series C (2006 Trust),
  Series D (2007 Trust), Series E (2008 Trust),
  Series F (2009 Trust), Series G (2000 and
  2010 Trusts), Series H (2011 Trust),
  Series I (2002 Trust), Series J (2013 Trust),
  Series K (2004 and 2014 Trusts)and Series L(2019 Trust)(the Funds):

We have audited the accompanying statements of condition of the Funds, including the portfolios, as of December 31, 1999 and the related statements of operations and of changes in net assets for the years ended December 31, 1999, 1998 and 1997 (as applicable). These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at December 31, 1999, as shown in such portfolios, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 1999 and the results of their operations and changes in their net assets for the above-stated years in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

New York, N.Y.
February 10, 2000

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES A

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1999


                                                                    2003 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)...................................  $41,865,327
  Other..........................................................       92,891
                                                                   -----------

            Total trust property.................................   41,958,218

LESS LIABILITY - Other...........................................        3,559
                                                                   -----------

NET ASSETS (Note 2)..............................................  $41,954,659
                                                                   -----------
                                                                   -----------

UNITS OUTSTANDING................................................   52,539,538
                                                                   -----------
                                                                   -----------

UNIT VALUE.......................................................      $.79853
                                                                   -----------
                                                                   -----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES A

STATEMENTS OF OPERATIONS


                                                                                 2003 TRUST
                                                                         YEARS ENDED DECEMBER 31,
                                                                 1999               1998               1997
INVESTMENT INCOME:
  Interest income.........................................    $   20,187         $   22,308         $   24,902
  Accretion of original issue
    discount..............................................     3,456,482          3,487,242          3,628,183
  Trustee's fees and expenses.............................       (14,447)           (15,733)           (16,828)
                                                              ----------         ----------         ----------

  Net investment income...................................     3,462,222          3,493,817          3,636,257
                                                              ----------         ----------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on securities sold........................       704,433            732,262            818,013
  Unrealized appreciation (depreciation) of
    investments...........................................    (4,967,831)           893,998             31,844
                                                              ----------         ----------         -----------

  Realized and unrealized gain (loss) on
    investments...........................................    (4,263,398)         1,626,260            849,857
                                                              ----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...............................    $ (801,176)        $5,120,077         $4,486,114
                                                              ----------         ----------         ----------
                                                              ----------         ----------         ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES A

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                    2003 TRUST
                                                                             YEARS ENDED DECEMBER 31,
                                                                   1999                1998                1997
OPERATIONS:
  Net investment income...................................     $ 3,462,222          $ 3,493,817         $ 3,636,257
  Realized gain on securities sold........................         704,433              732,262             818,013
  Unrealized appreciation (depreciation) of
    investments...........................................      (4,967,831)             893,998              31,844
                                                               -----------           ----------         -----------

  Net increase (decrease) in net assets
    resulting from operations.............................        (801,176)           5,120,077           4,486,114
                                                               -----------           ----------         -----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units............................         598,839                                  199,957
  Redemptions of units....................................      (6,430,805)          (4,447,838)         (5,561,092)
                                                               -----------          -----------         -----------

  Net capital share transactions..........................      (5,831,966)          (4,447,838)         (5,361,135)
                                                               -----------          -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS.....................      (6,633,142)             672,239            (875,021)

NET ASSETS, BEGINNING OF YEAR.............................      48,587,801           47,915,562          48,790,583
                                                               -----------          -----------         -----------

NET ASSETS, END OF YEAR...................................     $41,954,659          $48,587,801         $47,915,562
                                                               -----------          -----------         -----------
                                                               -----------          -----------         -----------

UNIT VALUE, END OF YEAR...................................         $.79853              $.81181             $.72956
                                                               -----------          -----------         -----------
                                                               -----------          -----------         -----------

UNITS OUTSTANDING, END OF YEAR............................      52,539,538           59,850,919          65,677,446
                                                               -----------          -----------         -----------
                                                               -----------          -----------         -----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF CONDITION
AS OF DECEMBER 31, 1999


                                                                  2001 TRUST           2005 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)..............................     $45,021,276          $20,969,664
  Other.....................................................          76,922               24,611
                                                                 -----------          -----------

           Total trust property.............................      45,098,198           20,994,275

LESS LIABILITY - Other......................................           3,506                1,048
                                                                 -----------          -----------

NET ASSETS (Note 2).........................................     $45,094,692          $20,993,227
                                                                 -----------          -----------
                                                                 -----------          -----------

UNITS OUTSTANDING...........................................      47,974,296           28,909,581
                                                                 -----------          -----------
                                                                 -----------          -----------

UNIT VALUE..................................................         $.93998              $.72617
                                                                 -----------          -----------
                                                                 -----------          -----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF OPERATIONS


                                                                                  2001 TRUST
                                                                          YEARS ENDED DECEMBER 31,
                                                                   1999               1998               1997
INVESTMENT INCOME:
  Interest income...........................................    $   17,896         $   19,477         $   21,215
  Accretion of original issue discount......................     3,885,779          3,908,822          3,964,020
  Trustee's fees and expenses...............................       (13,493)           (14,505)           (15,315)
                                                                ----------         ----------         ----------

  Net investment income.....................................     3,890,182          3,913,794          3,969,920
                                                                ----------         ----------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold..........................       205,466            320,464            444,680
  Unrealized appreciation (depreciation) of
    investments.............................................    (2,681,639)          (413,110)          (876,128)
                                                                ----------         ----------         ----------

  Realized and unrealized gain (loss) on
    investments.............................................    (2,476,173)           (92,646)          (431,448)
                                                                ----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS...........................................    $1,414,009         $3,821,148         $3,538,472
                                                                ----------         ----------         ----------
                                                                ----------         ----------         ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF OPERATIONS


                                                                                       2005 TRUST
                                                                                YEARS ENDED DECEMBER 31,
                                                                        1999               1998               1997
INVESTMENT INCOME:
  Interest income................................................    $   10,941         $   11,497         $   12,069
  Accretion of original issue discount...........................     1,571,255          1,509,134          1,503,945
  Trustee's fees and expenses....................................        (9,886)           (10,112)           (10,338)
                                                                     ----------         ----------         ----------

  Net investment income..........................................     1,572,310          1,510,519          1,505,676
                                                                     ----------         ----------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold...............................       541,792            287,941            202,442
  Unrealized appreciation (depreciation) of
    investments..................................................    (3,111,597)           911,552            648,748
                                                                     ----------         ----------         ----------

  Realized and unrealized gain (loss) on
    investments..................................................    (2,569,805)         1,199,493            851,190
                                                                     ----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS................................................    $ (997,495)        $2,710,012         $2,356,866
                                                                     ----------         ----------         ----------
                                                                     ----------         ----------         ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                          2001 TRUST
                                                                                   YEARS ENDED DECEMBER 31,
                                                                        1999                 1998                1997
OPERATIONS:
  Net investment income..........................................    $ 3,890,182          $ 3,913,794         $ 3,969,920
  Realized gain on securities sold...............................        205,466              320,464             444,680
  Unrealized appreciation (depreciation)
    of investments...............................................     (2,681,639)            (413,110)           (876,128)
                                                                     -----------          -----------         -----------

  Net increase (decrease) in net assets
    resulting from operations....................................      1,414,009            3,821,148           3,538,472
                                                                     -----------            ---------         -----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units...................................      1,022,006              647,129             397,111
  Redemptions of units...........................................     (6,152,489)          (4,102,436)         (4,861,241)
                                                                     -----------          -----------         -----------

  Net capital share transactions.................................     (5,130,483)          (3,455,307)         (4,464,130)
                                                                     -----------          -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS............................     (3,716,474)             365,841            (925,658)

NET ASSETS, BEGINNING OF YEAR  ..................................     48,811,166           48,445,325          49,370,983
                                                                     -----------          -----------         -----------

NET ASSETS, END OF YEAR  ........................................    $45,094,692          $48,811,166         $48,445,325
                                                                     -----------          -----------         -----------
                                                                     -----------          -----------         -----------

UNIT VALUE, END OF YEAR  ........................................        $.93998              $.91202             $.84350
                                                                     -----------          -----------         -----------
                                                                     -----------          -----------         -----------

UNITS OUTSTANDING, END OF YEAR...................................     47,974,296           53,520,078          57,433,435
                                                                     -----------          -----------         -----------
                                                                     -----------          -----------         -----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                           2005 TRUST
                                                                                    YEARS ENDED DECEMBER 31,
                                                                        1999                  1998                1997
OPERATIONS:
  Net investment income..........................................    $ 1,572,310          $ 1,510,519         $ 1,505,676
  Realized gain on securities sold...............................        541,792              287,941             202,442
  Unrealized appreciation (depreciation)
    of investments...............................................     (3,111,597)             911,552             648,748
                                                                     -----------          -----------         -----------

  Net increase (decrease) in net assets
    resulting from operations....................................       (997,495)           2,710,012           2,356,866
                                                                     -----------          -----------         -----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units...................................                           2,239,894             743,426
  Redemptions of units...........................................     (3,660,496)          (1,664,525)         (1,854,199)
                                                                     -----------          -----------         -----------

  Net capital share transactions.................................     (3,660,496)             575,369          (1,110,773)
                                                                     -----------          -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS............................     (4,657,991)           3,285,381           1,246,093

NET ASSETS, BEGINNING OF YEAR  ..................................     25,651,218           22,365,837          21,119,744
                                                                     -----------          -----------         -----------

NET ASSETS, END OF YEAR .........................................    $20,993,227          $25,651,218         $22,365,837
                                                                     -----------          -----------         -----------
                                                                     -----------          -----------         -----------

UNIT VALUE, END OF YEAR .........................................        $.72617              $.75741             $.67280
                                                                     -----------          -----------         -----------
                                                                     -----------          -----------         -----------

UNITS OUTSTANDING, END OF YEAR...................................     28,909,581           33,867,164          33,242,884
                                                                     -----------          -----------         -----------
                                                                     -----------          -----------         -----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES C

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1999


                                                                     2006 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)................................       $8,189,087
  Other.......................................................            8,561
                                                                     ----------

           Total trust property...............................        8,197,648

LESS LIABILITY - Other........................................            6,344
                                                                     ----------

NET ASSETS (Note 2)...........................................       $8,191,304
                                                                     ----------
                                                                     ----------

UNITS OUTSTANDING.............................................       11,853,450
                                                                     ----------
                                                                     ----------

UNIT VALUE....................................................          $.69105
                                                                     ----------
                                                                     ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES C

STATEMENTS OF OPERATIONS


                                                                                 2006 TRUST
                                                                         YEARS ENDED DECEMBER 31,
                                                                 1999               1998                1997
INVESTMENT INCOME:
  Interest income.........................................    $    3,845         $    3,561         $    3,792
  Accretion of original issue discount....................       509,644            466,132            485,166
  Trustee's fees and expenses.............................        (3,844)            (3,510)            (3,683)
                                                              ----------         ----------         ----------

  Net investment income...................................       509,645            466,183            485,275
                                                              ----------         ----------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on securities sold........................        27,728            245,706            406,791
  Unrealized appreciation (depreciation)
    of investments........................................    (1,062,997)           415,809            152,479
                                                              ----------         ----------         ----------

  Realized and unrealized gain (loss) on
    investments...........................................    (1,035,269)           661,515            559,270
                                                              ----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.........................................    $ (525,624)        $1,127,698         $1,044,545
                                                              ----------         ----------         ----------
                                                              ----------         ----------         ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES C

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                 2006 TRUST
                                                                           YEARS ENDED DECEMBER 31,
                                                                 1999               1998               1997
OPERATIONS:
  Net investment income...................................    $  509,645         $  466,183         $  485,275
  Realized gain on securities sold........................        27,728            245,706            406,791
  Unrealized appreciation (depreciation)
    of investments........................................    (1,062,997)           415,809            152,479
                                                             -----------         ----------         ----------

  Net increase (decrease) in net assets
    resulting from operations.............................      (525,624)         1,127,698          1,044,545
                                                              ----------         ----------         ----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units............................                        1,237,586            245,845
  Redemptions of units....................................      (189,073)          (697,866)        (1,459,989)
                                                              ----------         ----------         ----------

  Net capital share transactions..........................      (189,073)           539,720         (1,214,144)
                                                              ----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS.....................      (714,697)         1,667,418           (169,599)

NET ASSETS, BEGINNING OF YEAR.............................     8,906,001          7,238,583          7,408,182
                                                              ----------         ----------         ----------

NET ASSETS, END OF YEAR...................................    $8,191,304         $8,906,001         $7,238,583
                                                              ----------         ----------         ----------
                                                              ----------         ----------         ----------

UNIT VALUE, END OF YEAR...................................       $.69105            $.73503            $.64467
                                                              ----------         ----------         ----------
                                                              ----------         ----------         ----------

UNITS OUTSTANDING, END OF YEAR............................    11,853,450         12,116,560         11,228,372
                                                              ----------         ----------         ----------
                                                              ----------         ----------         ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES D

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1999


                                                                     2007 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)................................      $11,760,274
  Other.......................................................            2,796
                                                                    -----------

            Total trust property..............................       11,763,070

LESS LIABILITY - Other........................................            1,283
                                                                    -----------

NET ASSETS (Note 2)...........................................      $11,761,787
                                                                    -----------
                                                                    -----------

UNITS OUTSTANDING.............................................       18,280,661
                                                                    -----------
                                                                    -----------

UNIT VALUE....................................................         $.64340
                                                                    -----------
                                                                    -----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES D

STATEMENTS OF OPERATIONS

                                                                                 2007 TRUST
                                                                          YEARS ENDED DECEMBER 31,
                                                                1999                1998               1997
INVESTMENT INCOME:
  Interest income.........................................   $     6,914         $    7,329         $    7,314
  Accretion of original issue discount....................       939,212            884,318            826,932
  Trustee's fees and expenses.............................        (6,854)            (7,337)            (7,325)
                                                             -----------         ----------         ----------

  Net investment income...................................       939,272            884,310            826,921
                                                             -----------         ----------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on securities sold........................       413,425             75,524             59,353
  Unrealized appreciation (depreciation) of
    investments...........................................    (2,423,766)           953,956            674,748
                                                             -----------         ----------         ----------

  Realized and unrealized gain (loss) on
    investments...........................................    (2,010,341)         1,029,480            734,101
                                                             -----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.........................................   $(1,071,069)        $1,913,790         $1,561,022
                                                             -----------         ----------         ----------
                                                             -----------         ----------         ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES D

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    2007 TRUST
                                                                             YEARS ENDED DECEMBER 31,
                                                                   1999                 1998               1997
OPERATIONS:
  Net investment income...................................     $   939,272          $   884,310         $   826,921
  Realized gain on securities sold........................         413,425               75,524              59,353
  Unrealized appreciation (depreciation)
    of investments........................................      (2,423,766)             953,956             674,748
                                                               -----------          -----------         -----------

  Net increase (decrease)in  net assets
    resulting from operations.............................      (1,071,069)           1,913,790           1,561,022
                                                               -----------          -----------         -----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units............................                              318,728           1,541,671
  Redemptions of units....................................      (2,247,198)            (327,475)           (300,187)
                                                               -----------          -----------         -----------

  Net capital share transactions..........................      (2,247,198)              (8,747)          1,241,484
                                                               -----------          -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS.....................      (3,318,267)           1,905,043           2,802,506

NET ASSETS, BEGINNING OF YEAR.............................      15,080,054           13,175,011          10,372,505
                                                               -----------           ----------         -----------

NET ASSETS, END OF YEAR...................................     $11,761,787          $15,080,054         $13,175,011
                                                               -----------           ----------         -----------
                                                               -----------           ----------         -----------

UNIT VALUE, END OF YEAR...................................         $.64340              $.69445             $.60479
                                                               -----------           ----------         -----------
                                                               -----------           ----------         -----------

UNITS OUTSTANDING, END OF YEAR............................      18,280,661           21,715,233          21,784,452
                                                               -----------           ----------         -----------
                                                               -----------           ----------         -----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES E

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1999


                                                                    2008 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)..................................    $19,387,001
  Other.........................................................         35,163
                                                                    -----------

            Total trust property................................     19,422,164

LESS LIABILITY - Other..........................................          7,639
                                                                    -----------

NET ASSETS (Note 2).............................................    $19,414,525
                                                                    -----------
                                                                    -----------

UNITS OUTSTANDING...............................................     32,987,304
                                                                    -----------
                                                                    -----------

UNIT VALUE......................................................        $.58855
                                                                    -----------
                                                                    -----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES E

STATEMENTS OF OPERATIONS

                                                                                 2008 TRUST
                                                                          YEARS ENDED DECEMBER 31,
                                                                1999                1998               1997
INVESTMENT INCOME
  Interest income.........................................   $    12,755         $   14,231         $   15,421
  Accretion of original issue
    discount..............................................     1,435,802          1,483,819          1,504,333
  Trustee's fees and expenses.............................       (10,653)           (11,317)           (11,957)
                                                             -----------         ----------         ----------

  Net investment income...................................     1,437,904          1,486,733          1,507,797
                                                             -----------         ----------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on securities sold........................       481,343            783,621            288,696
  Unrealized appreciation (depreciation)
    of investments........................................    (3,961,819)         1,129,509          1,163,882
                                                             -----------         ----------         ----------

  Realized and unrealized gain (loss)
    on investments........................................    (3,480,476)         1,913,130          1,452,578
                                                             -----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...............................   $(2,042,572)        $3,399,863         $2,960,375
                                                             -----------         ----------         ----------
                                                             -----------         ----------         ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES E

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                    2008 TRUST
                                                                            YEARS ENDED DECEMBER 31,
                                                                   1999                 1998                1997
OPERATIONS:
  Net investment income...................................     $ 1,437,904          $ 1,486,733         $ 1,507,797
  Realized gain on securities sold........................         481,343              783,621             288,696
  Unrealized appreciation (depreciation) of
    investments...........................................      (3,961,819)           1,129,509           1,163,882
                                                               -----------          -----------         -----------

  Net increase (decrease) in net assets
    resulting from operations.............................      (2,042,572)           3,399,863           2,960,375
                                                               -----------          -----------         -----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional Units............................                              447,496
  Redemptions of Units....................................      (2,273,793)          (2,925,925)         (2,064,469)
                                                               -----------          -----------         -----------

  Net capital share transactions..........................      (2,273,793)          (2,478,429)         (2,064,469)
                                                               -----------          -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS.....................      (4,316,365)             921,434             895,906

NET ASSETS, BEGINNING OF YEAR.............................      23,730,890           22,809,456          21,913,550
                                                               -----------          -----------         -----------

NET ASSETS, END OF YEAR...................................     $19,414,525          $23,730,890         $22,809,456
                                                               -----------          -----------         -----------
                                                               -----------          -----------         -----------

UNIT VALUE, END OF YEAR...................................         $.58855              $.64561             $.55850
                                                               -----------          -----------         -----------
                                                               -----------          -----------         -----------

UNITS OUTSTANDING, END OF YEAR............................      32,987,304           36,757,279          40,840,808
                                                               -----------          -----------         -----------
                                                               -----------          -----------         -----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES F

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1999


                                                                    2009 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)..................................    $ 8,945,403
  Other.........................................................         15,268
                                                                    -----------

            Total trust property................................      8,960,671

LESS LIABILITY - Other..........................................          7,485
                                                                    -----------

NET ASSETS (Note 2).............................................    $ 8,953,186
                                                                    -----------
                                                                    -----------

UNITS OUTSTANDING...............................................     16,288,248
                                                                    -----------
                                                                    -----------

UNIT VALUE......................................................        $.54967
                                                                    -----------
                                                                    -----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES F

STATEMENTS OF OPERATIONS


                                                                                2009 TRUST
                                                                           YEARS ENDED DECEMBER 31,
                                                                 1999               1998               1997
INVESTMENT INCOME:
  Interest income.........................................    $    6,117         $    6,487         $    7,191
  Accretion of original issue discount....................       617,452            614,533            639,710
  Trustee's fees and expenses.............................        (6,081)            (6,485)            (7,105)
                                                              ----------         ----------         ----------

  Net investment income...................................       617,488            614,535            639,796
                                                              ----------         ----------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold........................        50,758            299,484            220,815
  Unrealized appreciation (depreciation) of
    investments...........................................    (1,657,161)           576,107            471,994
                                                              ----------         ----------         ----------

  Realized and unrealized gain (loss) on
    investments...........................................    (1,606,403)           875,591            692,809
                                                              ----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.........................................    $ (988,915)        $1,490,126         $1,332,605
                                                              ----------         ----------         ----------
                                                              ----------         ----------         ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES F

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   2009 TRUST
                                                                            YEARS ENDED DECEMBER 31,
                                                                 1999                 1998                1997
OPERATIONS:
  Net investment income...................................    $  617,488           $  614,535          $  639,796
  Realized gain on securities sold........................        50,758              299,484             220,815
  Unrealized appreciation (depreciation) of
    investments...........................................    (1,657,161)             576,107             471,994
                                                              ----------           ----------          ----------

  Net increase (decrease) in net assets
    resulting from operations.............................      (988,915)           1,490,126           1,332,605
                                                              ----------            ---------          ----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units............................       279,335
  Redemptions of units....................................      (303,364)          (1,103,948)         (1,170,043)
                                                              ----------           ----------          ----------

  Net capital share transactions..........................       (24,029)          (1,103,948)         (1,170,043)
                                                              ----------           ----------          ----------

NET INCREASE (DECREASE) IN NET ASSETS.....................    (1,012,944)             386,178             162,562

NET ASSETS, BEGINNING OF YEAR.............................     9,966,130            9,579,952           9,417,390
                                                              ----------            ---------          ----------

NET ASSETS, END OF YEAR...................................    $8,953,186           $9,966,130          $9,579,952
                                                              ----------            ---------          ----------
                                                              ----------            ---------          ----------

UNIT VALUE, END OF YEAR...................................      $.54967              $.60954              $.52533
                                                              ----------            ---------          ----------
                                                              ----------            ---------          ----------

UNITS OUTSTANDING, END OF YEAR............................    16,288,248           16,350,375          18,236,148
                                                              ----------            ---------          ----------
                                                              ----------            ---------          ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENTS OF CONDITION
AS OF DECEMBER 31, 1999


                                                               2000 TRUST           2010 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)............................    $26,550,950          $ 7,325,493
  Other...................................................          5,446                7,811
                                                              -----------          -----------

           Total trust property...........................     26,556,396            7,333,304

LESS LIABILITY - Other....................................          1,644                1,618
                                                              -----------          -----------

NET ASSETS (Note 2).......................................    $26,554,752          $ 7,331,686
                                                              -----------          -----------
                                                              -----------          -----------

UNITS OUTSTANDING.........................................     26,671,303           14,427,345
                                                              -----------          -----------
                                                              -----------          -----------

UNIT VALUE................................................        $.99563              $.50818
                                                              -----------          -----------
                                                              -----------          -----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENTS OF OPERATIONS


                                                                                2000 TRUST
                                                                         YEARS ENDED DECEMBER 31,
                                                                 1999              1998               1997
INVESTMENT INCOME:

  Interest income.........................................    $    9,684         $    9,671         $    9,454
  Accretion of original issue discount....................     1,665,265          1,694,876          1,610,298
  Trustee's fees and expenses.............................        (9,223)            (9,184)            (9,020)
                                                               ---------         ----------         ----------

  Net investment income...................................     1,665,726          1,695,363          1,610,732
                                                              ----------         ----------         ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain (loss) on securities sold.................        (1,007)            85,281             97,827
  Unrealized appreciation (depreciation)
  of investments..........................................      (468,895)           (73,905)          (181,107)
                                                              ----------         ----------         ----------

  Realized and unrealized gain (loss) on
    investments...........................................      (469,902)            11,376            (83,280)
                                                              ----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.........................................    $1,195,824         $1,706,739         $1,527,452
                                                              ----------         ----------         ----------
                                                              ----------         ----------         ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENTS OF OPERATIONS


                                                                                 2010 TRUST
                                                                          YEARS ENDED DECEMBER 31,
                                                                 1999               1998               1997
INVESTMENT INCOME:
  Interest income.........................................    $    6,071         $    6,416         $    7,100
  Accretion of original issue discount....................       553,854            540,842            634,768
  Trustee's fees and expenses.............................        (5,887)            (6,387)            (6,969)
                                                              ----------         ----------         ----------

  Net investment income...................................       554,038            540,871            634,899
                                                              ----------         ----------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on securities sold.................       138,067             69,850            192,086
  Unrealized appreciation (depreciation) of
    investments...........................................    (1,694,311)           721,439            410,774
                                                              ----------         ----------         ----------

  Realized and unrealized gain (loss)on
    investments...........................................    (1,556,244)           791,289            602,860
                                                             -----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS.........................................   $(1,002,206)        $1,332,160         $1,237,759
                                                             -----------         ----------         ----------
                                                             -----------         ----------         ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                    2000 TRUST
                                                                              YEARS ENDED DECEMBER 31,
                                                                   1999                1998               1997
OPERATIONS:
  Net investment income...................................     $ 1,665,726          $ 1,695,363         $ 1,610,732
  Realized gain (loss) on securities sold.................          (1,007)              85,281              97,827
  Unrealized appreciation (depreciation)
    of investments........................................        (468,895)             (73,905)           (181,107)
                                                               -----------          -----------         -----------

  Net increase (decrease) in net assets
    resulting from operations.............................       1,195,824            1,706,739           1,527,452
                                                               -----------          -----------         -----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units............................       1,608,060            5,875,313           1,984,343
  Redemptions of units....................................      (2,784,130)          (3,803,375)         (2,875,921)
                                                               -----------          -----------         -----------

  Net capital share transactions..........................      (1,176,070)           2,071,938            (891,578)
                                                               -----------          -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS.....................          19,754            3,778,677             635,874

NET ASSETS, BEGINNING OF YEAR  ...........................      26,534,998           22,756,321          22,120,447
                                                               -----------          -----------         -----------

NET ASSETS, END OF YEAR  .................................     $26,554,752          $26,534,998         $22,756,321
                                                               -----------          -----------         -----------
                                                               -----------          -----------         -----------

UNIT VALUE, END OF YEAR  .................................         $.99563              $.95261             $.88976
                                                               -----------          -----------         -----------
                                                               -----------          -----------         -----------

UNITS OUTSTANDING, END OF YEAR............................      26,671,303           27,855,188          25,575,784
                                                               -----------          -----------         -----------
                                                               -----------          -----------         -----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   2010 TRUST
                                                                             YEARS ENDED DECEMBER 31,
                                                                  1999                 1998                1997
OPERATIONS:
  Net investment income...................................    $   554,038          $   540,871          $  634,899
  Realized gain (loss) on securities sold.................        138,067               69,850             192,086
  Unrealized appreciation (depreciation) of
    investments...........................................     (1,694,311)             721,439             410,774
                                                              -----------          -----------          ----------

  Net increase (decrease) in net assets
    resulting from operations.............................     (1,002,206)           1,332,160           1,237,759
                                                              -----------          -----------          ----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units............................                           1,225,106           5,760,544
  Redemptions of units....................................     (2,104,112)            (540,288)         (6,927,386)
                                                              -----------            ---------          ----------

  Net capital share transactions..........................     (2,104,112)             684,818          (1,166,842)
                                                              -----------          -----------          ----------

NET INCREASE (DECREASE) IN NET ASSETS.....................     (3,106,318)           2,016,978              70,917

NET ASSETS, BEGINNING OF YEAR.............................     10,438,004            8,421,026           8,350,109
                                                              -----------          -----------          ----------

NET ASSETS, END OF YEAR...................................    $ 7,331,686          $10,438,004          $8,421,026
                                                              -----------          -----------          ----------
                                                              -----------          -----------          ----------

UNIT VALUE, END OF YEAR...................................        $.50818              $.56753             $.48925
                                                              -----------          -----------          ----------
                                                              -----------          -----------          ----------

UNITS OUTSTANDING, END OF YEAR............................     14,427,345           18,391,957          17,212,004
                                                              -----------          -----------          ----------
                                                              -----------          -----------          ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES H

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1999


                                                                      2011 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)..................................      $1,803,305
  Other.........................................................           2,123
                                                                      ----------

           Total trust property.................................       1,805,428

LESS LIABILITY - Other..........................................             282
                                                                      ----------

NET ASSETS (Note 2).............................................      $1,805,146
                                                                      ----------
                                                                      ----------

UNITS OUTSTANDING...............................................       3,760,137
                                                                      ----------
                                                                      ----------

UNIT VALUE......................................................         $.48007
                                                                      ----------
                                                                      ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES H

STATEMENTS OF OPERATIONS


                                                                               2011 TRUST
                                                                        YEARS ENDED DECEMBER 31,
                                                                    1999            1998            1997
INVESTMENT INCOME:
  Interest income...........................................      $  1,575        $  1,507        $  2,020
  Accretion of original issue discount......................       132,963         118,651         164,042
  Trustee's fees and expenses...............................        (1,544)         (1,527)         (1,943)
                                                                  --------        --------        --------

  Net investment income.....................................       132,994         118,631         164,119
                                                                  --------        --------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold or redeemed..............        13,108                         104,640
  Unrealized appreciation (depreciation) of investments.....      (399,174)        186,725          71,464
                                                                 ---------        --------        --------

  Realized and unrealized gain (loss) on investments........      (386,066)        186,725         176,104
                                                                 ---------        --------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS...........................................     $(253,072)       $305,356        $340,223
                                                                 ---------        --------        --------
                                                                 ---------        --------        --------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES H

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                  2011 TRUST
                                                                           YEARS ENDED DECEMBER 31,
                                                                   1999               1998               1997
OPERATIONS:
  Net investment income...................................      $  132,994         $  118,631         $  164,119
  Realized gain on securities sold........................          13,108                               104,640
  Unrealized appreciation (depreciation)
    of investments........................................        (399,174)           186,725             71,464
                                                                ----------         ----------         ----------

  Net increase (decrease) in net assets
    resulting from operations.............................        (253,072)           305,356            340,223
                                                                ----------         ----------         ----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units............................                            223,286
  Redemption of units.....................................        (251,662)                           (1,116,749)
                                                                ----------         ----------         ----------

  Net capital share transactions..........................        (251,662)           223,286         (1,116,749)
                                                                ----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS.....................        (504,734)           528,642           (776,526)

NET ASSETS, BEGINNING OF YEAR.............................       2,309,880          1,781,238          2,557,764
                                                                ----------         ----------         ----------

NET ASSETS, END OF YEAR...................................      $1,805,146         $2,309,880         $1,781,238
                                                                ----------         ----------         ----------
                                                                ----------         ----------         ----------

UNIT VALUE, END OF YEAR...................................         $.48007             .53929            $.46569
                                                                ----------         ----------         ----------
                                                                ----------         ----------         ----------

UNITS OUTSTANDING, END OF YEAR............................       3,760,137          4,283,180          3,824,917
                                                                ----------         ----------         ----------
                                                                ----------         ----------         ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
U.S. TREASURY SECURITIES, SERIES I

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1999


                                                                    2002 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)...............................       $11,171,662
  Other......................................................               768
                                                                    -----------

           Total trust property..............................        11,172,430

LESS LIABILITY - Other.......................................               461
                                                                    -----------

NET ASSETS (Note 2)..........................................       $11,171,969
                                                                    -----------
                                                                    -----------

UNITS OUTSTANDING............................................        12,717,680
                                                                    -----------
                                                                    -----------

UNIT VALUE...................................................           $.87846
                                                                    -----------
                                                                    -----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
U.S. TREASURY SECURITIES, SERIES I

STATEMENTS OF OPERATIONS


                                                                                2002 TRUST
                                                                         YEARS ENDED DECEMBER 31,
                                                                  1999              1998                1997
INVESTMENT INCOME:
  Interest income.........................................      $  4,770         $    5,166           $  4,996
  Accretion of original issue discount....................       731,886            749,861            677,645
  Trustee's fees and expenses.............................        (7,304)            (2,627)            (4,866)
                                                                --------         ----------           --------

  Net investment income...................................       729,352            752,400            677,775
                                                                --------         ----------           --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold or redeemed............        24,891             60,441             24,811
  Unrealized appreciation (depreciation) of
    investments...........................................      (634,836)           256,059            144,877
                                                                --------         ----------           --------

  Realized and unrealized gain (loss) on
    investments...........................................      (609,945)           316,500            169,688
                                                                --------         ----------           --------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.........................................      $119,407         $1,068,900           $847,463
                                                                --------         ----------           --------
                                                                --------         ----------           --------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
U.S. TREASURY SECURITIES, SERIES I

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                2002 TRUST
                                                                          YEARS ENDED DECEMBER 31,
                                                                1999                1998               1997
OPERATIONS:
  Net investment income...................................   $   729,352        $   752,400        $   677,775
  Realized gain on securities sold........................        24,891             60,441             24,811
  Unrealized appreciation (depreciation) of
    investments...........................................      (634,836)           256,059            144,877
                                                             -----------        -----------        -----------

  Net increase in net assets resulting
    from operations.......................................       119,407          1,068,900            847,463
                                                             -----------        -----------        -----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units............................                          589,692          1,602,921
  Redemptions of units....................................      (900,964)          (713,612)          (329,153)
                                                             -----------        -----------        -----------

  Net capital share transactions..........................      (900,964)          (123,920)         1,273,768
                                                             ------------       -----------        -----------

NET INCREASE (DECREASE) IN NET ASSETS.....................      (781,557)           944,980          2,121,231

NET ASSETS, BEGINNING OF YEAR.............................    11,953,526         11,008,546          8,887,315
                                                             -----------        -----------        -----------

NET ASSETS, END OF YEAR...................................   $11,171,969        $11,953,526        $11,008,546
                                                             -----------        -----------        -----------
                                                             -----------        -----------        -----------

UNIT VALUE, END OF YEAR...................................       $.87846            $.86857            $.79373
                                                             -----------        -----------        -----------
                                                             -----------        -----------        -----------

UNITS OUTSTANDING, END OF YEAR............................    12,717,680         13,762,347         13,869,363
                                                             -----------        -----------        -----------
                                                             -----------        -----------        -----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES J

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1999


                                                                     2013 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)..................................     $1,472,076
  Other.........................................................          1,263
                                                                     ----------

           Total trust property.................................      1,473,339

LESS LIABILITY - Other..........................................             80
                                                                     ----------

NET ASSETS (Note 2).............................................     $1,473,259
                                                                     ----------
                                                                     ----------

UNITS OUTSTANDING...............................................      3,548,349
                                                                     ----------
                                                                     ----------

UNIT VALUE......................................................        $.41520
                                                                     ----------
                                                                     ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES J

STATEMENTS OF OPERATIONS


                                                                             2013 TRUST
                                                                      YEARS ENDED DECEMBER 31,
                                                                1999            1998            1997
INVESTMENT INCOME:
  Interest income.........................................      $  1,279        $  1,279        $  1,279
  Accretion of original issue discount....................        95,708          88,872          82,526
  Trustee's fees and expenses.............................        (1,919)           (640)         (1,280)
                                                                --------        --------        --------

  Net investment income...................................        95,068          89,511          82,525
                                                                --------        --------        --------

REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS:
  Realized gain on securities sold
    or redeemed...........................................
  Unrealized appreciation (depreciation) of
    investments...........................................      (305,885)        138,787         157,252
                                                               ---------        --------        --------

  Realized and unrealized gain (loss) on
    investments...........................................      (305,885)        138,787         157,252
                                                               ---------        --------        --------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...............................     $(210,817)       $228,298        $239,777
                                                               ---------        --------        --------
                                                               ---------        --------        --------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES J

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                2013 TRUST
                                                                         YEARS ENDED DECEMBER 31,
                                                                 1999               1998               1997
OPERATIONS:
  Net investment income...................................    $   95,068         $   89,511         $   82,525
  Realized gain on securities sold........................             0                  0                  0
  Unrealized appreciation (depreciation) of
    investments...........................................      (305,885)           138,787            157,252
                                                              ----------         ----------         ----------

  Net increase (decrease) in net assets resulting
    from operations.......................................      (210,817)           228,298            239,777
                                                              ----------         ----------         ----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units............................
  Redemption of units.....................................    ----------         ----------         ----------

  Net capital share transactions..........................    ----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS.....................      (210,817)           228,298            239,777

NET ASSETS, BEGINNING OF YEAR.............................     1,684,076          1,455,778          1,216,001
                                                              ----------         ----------         ----------

NET ASSETS, END OF YEAR...................................    $1,473,259         $1,684,076         $1,455,778
                                                              ----------         ----------         ----------
                                                              ----------         ----------         ----------

UNIT VALUE, END OF YEAR...................................       $.41520            $.47461            $.41027
                                                              ----------         ----------         ----------
                                                              ----------         ----------         ----------

UNITS OUTSTANDING, END OF YEAR............................     3,548,349          3,548,349          3,548,349
                                                              ----------         ----------         ----------
                                                              ----------         ----------         ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTS OF CONDITION
AS OF DECEMBER 31, 1999


                                                                2004 TRUST           2014 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)............................      $ 8,741,876          $19,678,783
  Other...................................................            2,048               28,836
                                                                -----------          -----------

           Total trust property...........................        8,743,924           19,707,619

LESS LIABILITY - Other....................................              845                3,564
                                                                -----------          -----------

NET ASSETS (Note 2).......................................      $ 8,743,079          $19,704,055
                                                                -----------          -----------
                                                                -----------          -----------

UNITS OUTSTANDING.........................................       11,372,192           51,464,519
                                                                -----------          -----------
                                                                -----------          -----------

UNIT VALUE................................................          $.76881              $.38287
                                                                -----------          -----------
                                                                -----------          -----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTS OF OPERATIONS


                                                                                 2004 TRUST
                                                                          YEARS ENDED DECEMBER 31,
                                                                  1999               1998               1997
INVESTMENT INCOME:
  Interest income.........................................     $   4,043           $  3,839         $    4,366
  Accretion of original issue discount....................       532,984            517,767            556,688
  Trustee's fees and expenses.............................        (3,890)            (3,721)            (4,217)
                                                               ---------           --------         ----------

  Net investment income...................................       533,137            517,885            556,837
                                                               ---------           --------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold........................        61,277            164,436            429,318
  Unrealized appreciation (depreciation)
    of investments........................................      (808,067)           207,329            152,350
                                                               ---------           --------         ----------

  Realized and unrealized gain (loss) on
    investments...........................................      (746,790)           371,765            581,668
                                                               ---------           --------         ----------

NET INCREASE (DECREASE)IN NET ASSETS RESULTING
  FROM OPERATIONS.........................................     $(213,653)          $889,650         $1,138,505
                                                               ---------           --------         ----------
                                                               ---------           --------         ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTS OF OPERATIONS


                                                                                2014 TRUST
                                                                         YEARS ENDED DECEMBER 31,
                                                                 1999                1998              1997
INVESTMENT INCOME:
  Interest income.........................................   $    23,378         $   19,256         $   21,572
  Accretion of original issue discount....................     1,752,879          1,464,616          1,515,782
  Trustee's fees and expenses.............................       (15,897)           (15,177)           (15,987)
                                                             -----------         ----------          ---------

  Net investment income...................................     1,760,360          1,468,695          1,521,367
                                                             -----------         ----------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on securities sold.................       460,505          1,722,576              2,627
  Unrealized appreciation (depreciation)
    of investments........................................    (6,005,304)            53,921          2,654,490
                                                             -----------         ----------         ----------

  Realized and unrealized gain (loss)
    on investments........................................    (5,544,799)         1,776,497          2,657,117
                                                             -----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...............................   $(3,784,439)        $3,245,192         $4,178,484
                                                             -----------         ----------         ----------
                                                             -----------         ----------         ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                 2004 TRUST
                                                                          YEARS ENDED DECEMBER 31,
                                                                 1999               1998               1997
OPERATIONS:
  Net investment income...................................    $  533,137         $  517,885         $  556,837
  Realized gain on securities sold........................        61,277            164,436            429,318
  Unrealized appreciation (depreciation)
    of investments........................................      (808,067)           207,329            152,350
                                                              ----------         ----------         ----------

  Net increase (decrease) in net assets
    resulting from operations.............................      (213,653)           889,650          1,138,505
                                                              ----------         ----------         ----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units............................     1,362,662            796,913            513,283
  Redemptions of units....................................      (657,428)        (1,486,459)        (2,219,459)
                                                              ----------         ----------         ----------

  Net capital share transactions..........................       705,234           (689,546)        (1,706,176)
                                                              ----------         ----------         ----------

NET INCREASE (DECREASE) IN NET ASSETS.....................       491,581            200,104           (567,671)

NET ASSETS, BEGINNING OF YEAR.............................     8,251,498          8,051,394          8,619,065
                                                              ----------         ----------         ----------

NET ASSETS, END OF YEAR...................................    $8,743,079         $8,251,498         $8,051,394
                                                              ----------         ----------         ----------
                                                              ----------         ----------         ----------

UNIT VALUE, END OF YEAR...................................       $.76881            $.78879            $.70618
                                                              ----------         ----------         ----------
                                                              ----------         ----------         ----------

UNITS OUTSTANDING, END OF YEAR............................    11,372,192         10,460,977         11,401,318
                                                              ----------         ----------         ----------
                                                              ----------         ----------         ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                   2014 TRUST
                                                                            YEARS ENDED DECEMBER 31,
                                                                  1999                 1998                1997
OPERATIONS:
  Net investment income...................................    $ 1,760,360          $ 1,468,695          $1,521,367
  Realized gain (loss) on securities sold.................        460,505            1,722,576               2,627
  Unrealized appreciation (depreciation)
    of investments........................................     (6,005,304)              53,921           2,654,490
                                                              -----------          -----------          ----------

  Net increase (decrease) in net assets
    resulting from operations.............................     (3,784,439)           3,245,192           4,178,484
                                                              -----------          -----------          ----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units............................      7,459,882           12,948,776           5,440,489
  Redemptions of units....................................    (10,462,999)          (9,990,644)        (10,272,293)
                                                              -----------          -----------         -----------

  Net capital share transactions..........................     (3,003,117)           2,958,132          (4,831,804)
                                                              -----------          -----------         -----------

NET INCREASE (DECREASE) IN NET ASSETS.....................     (6,787,556)           6,203,324            (653,320)

NET ASSETS, BEGINNING OF YEAR.............................     26,491,611           20,288,287          20,941,607
                                                              -----------          -----------         -----------

NET ASSETS, END OF YEAR...................................    $19,704,055          $26,491,611         $20,288,287
                                                              -----------          -----------         -----------
                                                              -----------          -----------         -----------

UNIT VALUE, END OF YEAR...................................        $.38287              $.44130             $.38263
                                                              -----------          -----------         -----------
                                                              -----------          -----------         -----------

UNITS OUTSTANDING, END OF YEAR............................     51,464,519           60,031,399          53,023,893
                                                              -----------          -----------         -----------
                                                              -----------          -----------         -----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES L

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1999


                                                                    2019 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)..................................    $5,347,625
  Other.........................................................         3,214
                                                                    ----------

           Total trust property.................................     5,350,839

LESS LIABILITY - Other..........................................         2,885
                                                                    ----------

NET ASSETS (Note 2).............................................    $5,347,954
                                                                    ----------
                                                                    ----------

UNITS OUTSTANDING...............................................    19,378,418
                                                                    ----------
                                                                    ----------

UNIT VALUE......................................................       $.27597
                                                                    ----------
                                                                    ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES L

STATEMENT OF OPERATIONS


                                                                   2019 TRUST
                                                                    APRIL 29
                                                                       TO
                                                                   DECEMBER 31,
                                                                       1999
INVESTMENT INCOME:
  Interest income...............................................    $  1,696
  Accretion of original issue discount..........................     119,803
  Trustee's fees and expenses...................................      (1,367)
                                                                     -------

  Net investment income.........................................     120,132
                                                                     -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold
    or redeemed.................................................      16,664
  Unrealized appreciation (depreciation) of
    investments.................................................    (130,118)
                                                                     -------

  Realized and unrealized gain (loss) on
    investments.................................................    (113,454)
                                                                    --------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS.....................................      $6,678
                                                                    --------
                                                                    --------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES L

STATEMENT OF CHANGES IN NET ASSETS


                                                                    2019 TRUST
                                                                     APRIL 29
                                                                        TO
                                                                    DECEMBER 31
                                                                       1999
OPERATIONS:
  Net investment income........................................     $  120,132
  Realized gain on securities sold.............................         16,664
  Unrealized(depreciation)of
    investments................................................       (130,118)
                                                                    -----------

  Net increase in net assets resulting
    from operations............................................          6,678
                                                                    ----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units.................................      9,355,980
  Redemption of units..........................................     (4,136,740)
                                                                    ----------

  Net capital share transactions...............................      5,219,240
                                                                    ----------

NET INCREASE IN NET ASSETS.....................................      5,225,918

NET ASSETS, BEGINNING OF YEAR..................................        122,036
                                                                    ----------

NET ASSETS, END OF YEAR........................................     $5,347,954
                                                                    ----------
                                                                    ----------

UNIT VALUE, END OF YEAR........................................        $.27597
                                                                    ----------
                                                                    ----------

UNITS OUTSTANDING, END OF YEAR.................................     19,378,418
                                                                    ----------
                                                                    ----------


                       See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS


1.     SIGNIFICANT ACCOUNTING POLICIES

       The Funds are registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

       (a) Securities are stated at value as determined by an independent evaluator based on bid side evaluations for the securities.

       (b) Cost of securities is based on offering side evaluations for the securities at Dates of Deposit. Cost of securities subsequent to such dates has been adjusted to include the accretion of original issue discount on the Stripped Treasury Securities. Realized gain and loss on sales of securities are determined using the first-in, first-out cost basis.

       (c) The Funds are not subject to income taxes. Accordingly, no provision such taxes is required.

2.     NET ASSETS, DECEMBER 31, 1999

       Series A (2003 Trust)

       Cost of 52,539,538 units at Dates of Deposit...................      $12,866,830
       Less sales charge..............................................          225,170
                                                                            -----------
       Net amount applicable to Holders...............................       12,641,660
       Realized gain on securities sold...............................       14,002,705
       Unrealized appreciation of investments.........................        2,945,412
       Redemptions of units - net cost of units redeemed less
         redemption amounts...........................................       (8,337,260)
       Undistributed net investment income............................       20,702,142
                                                                            -----------

       Net assets.....................................................      $41,954,659
                                                                            -----------
                                                                            -----------

       Series B (2001 Trust)

       Cost of 47,974,296 units at Dates of Deposit...................      $15,263,483
       Less sales charge..............................................          228,952
                                                                            -----------
       Net amount applicable to Holders...............................       15,034,531
       Realized gain on securities sold...............................       14,630,415
       Unrealized depreciation of investments.........................         (751,079)
       Redemptions of units - net cost of units redeemed less
         redemption amounts...........................................       (4,286,418)
       Undistributed net investment income............................       20,467,243
                                                                            -----------

       Net assets.....................................................      $45,094,692
                                                                            -----------
                                                                            -----------

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS


2.     NET ASSETS, DECEMBER 31, 1999 (Continued)

       Series B (2005 Trust)

       Cost of 28,909,581 units at Dates of Deposit...................      $ 7,343,504
       Less sales charge..............................................          128,511
                                                                            -----------
       Net amount applicable to Holders...............................        7,214,993
       Realized gain on securities sold...............................        6,749,469
       Unrealized appreciation of investments.........................          555,259
       Redemptions of units - redemption amounts less net cost
         of units redeemed............................................         (273,885)
       Undistributed net investment income............................        6,747,391
                                                                            -----------

       Net assets.....................................................      $20,993,227
                                                                            -----------
                                                                            -----------

       Series C (2006 Trust)

       Cost of 11,853,450 units at Dates of Deposit...................      $ 3,416,913
       Less sales charge..............................................           59,796
                                                                            -----------
       Net amount applicable to Holders...............................        3,357,117
       Realized gain on securities sold...............................        1,825,252
       Unrealized depreciation of investments.........................         (102,777)
       Redemptions of units - net cost of units redeemed less
         redemption amounts...........................................        1,251,039
       Undistributed net investment income............................        1,860,673
                                                                            -----------

       Net assets.....................................................      $ 8,191,304
                                                                            -----------
                                                                            -----------

       Series D (2007 Trust)

       Cost of 18,280,661 units at Dates of Deposit...................      $ 3,592,937
       Less sales charge..............................................           71,859
                                                                            -----------
       Net amount applicable to Holders...............................        3,521,078
       Realized gain on securities sold...............................        4,787,420
       Unrealized appreciation of investments.........................        1,197,916
       Redemptions of units - net cost of units redeemed less
         redemption amounts...........................................       (2,443,257)
       Undistributed net investment income............................        4,698,630
                                                                            -----------

       Net assets.....................................................      $11,761,787
                                                                            -----------
                                                                            -----------

       Series E (2008 Trust)

       Cost of 32,987,304 units at Dates of Deposit...................      $ 6,561,354
       Less sales charge..............................................          131,227
                                                                            -----------
       Net amount applicable to Holders...............................        6,430,127
       Realized gain on securities sold...............................       10,783,978
       Unrealized appreciation of investments.........................        1,920,037
       Redemptions of units - net cost of units redeemed less
         redemption amounts...........................................       (7,485,669)
       Undistributed net investment income............................        7,766,052
                                                                            -----------

       Net assets.....................................................      $19,414,525
                                                                            -----------
                                                                            -----------

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS


2.     NET ASSETS, DECEMBER 31, 1999 (Continued)

       Series F (2009 Trust)

       Cost of 16,288,248 units at Dates of Deposit...................      $ 3,559,995
       Less sales charge..............................................           35,600
                                                                            -----------
       Net amount applicable to Holders...............................        3,524,395
       Realized gain on securities sold...............................          116,958
       Unrealized appreciation of investments.........................          929,856
       Redemptions of units - net cost of units redeemed less
         redemption amounts...........................................          933,110
       Undistributed net investment income............................        3,448,867
                                                                            -----------

       Net assets.....................................................      $ 8,953,186
                                                                            -----------
                                                                            -----------

       Series G (2000 Trust)

       Cost of 26,671,303 units at Dates of Deposit...................      $17,215,185
       Less sales charge..............................................          258,228
                                                                            -----------
       Net amount applicable to Holders...............................       16,956,957
       Realized gain on securities sold...............................          540,089
       Unrealized appreciation of investments.........................           18,193
       Redemptions of units - net cost of units redeemed less
         redemption amounts...........................................        3,390,686
       Undistributed net investment income............................        5,648,827
                                                                            -----------

       Net assets.....................................................      $26,554,752
                                                                            -----------
                                                                            -----------

       Series G (2010 Trust)

       Cost of 14,427,345 units at Dates of Deposit...................      $ 3,733,216
       Less sales charge..............................................           74,664
                                                                            -----------
       Net amount applicable to Holders...............................        3,658,552
       Realized gain on securities sold...............................        2,934,824
       Unrealized depreciation of investments.........................         (309,558)
       Redemptions of units - net cost of units redeemed less
         redemption amounts...........................................           46,866
       Undistributed net investment income............................        1,001,002
                                                                            -----------

       Net assets.....................................................      $ 7,331,686
                                                                            -----------
                                                                            -----------

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS


2.     NET ASSETS, DECEMBER 31, 1999 (Continued)

       Series H (2011 Trust)

       Cost of 3,760,137 units at Dates of Deposit....................      $ 1,158,912
       Less sales charge..............................................           23,178
                                                                            -----------
       Net amount applicable to Holders...............................        1,135,734
       Realized gain on securities sold...............................          671,882
       Unrealized appreciation of investments.........................           36,139
       Redemptions of units - net cost of units redeemed less
         redemption amounts...........................................         (491,555)
       Undistributed net investment income............................          452,946
                                                                            -----------

       Net assets.....................................................      $ 1,805,146
                                                                            -----------
                                                                            -----------

       Series I (2002 Trust)

       Cost of 12,717,680 units at Dates of Deposit...................      $ 8,296,478
       Less sales charge..............................................          124,447
                                                                            -----------
       Net amount applicable to Holders...............................        8,172,031
       Realized gain on securities sold...............................          170,098
       Unrealized appreciation of investments.........................           79,360
       Redemptions of units - net cost of units redeemed less
         redemption amounts...........................................          (11,471)
       Undistributed net investment income............................        2,761,951
                                                                            -----------

       Net assets.....................................................      $11,171,969
                                                                            -----------
                                                                            -----------

       Series J (2013 Trust)

       Cost of 3,548,349 units at Dates of Deposit....................      $   936,698
       Less sales charge..............................................           18,734
                                                                            -----------
       Net amount applicable to Holders...............................          917,964
       Realized loss on securities sold...............................          (15,485)
       Unrealized appreciation of investments.........................          111,042
       Redemptions of units - net cost of units redeemed less
         redemption amounts...........................................           72,037
       Undistributed net investment income............................          387,701
                                                                            -----------

       Net assets.....................................................      $ 1,473,259
                                                                            -----------
                                                                            -----------

       Series K (2004 Trust)

       Cost of 11,372,192 units at Dates of Deposit...................      $ 6,745,672
       Less sales charge..............................................          134,913
                                                                            -----------
       Net amount applicable to Holders...............................        6,610,759
       Realized gain on securities sold...............................          748,218
       Unrealized depreciation of investments.........................         (134,600)
       Redemption of units - net cost of units redeemed less
         redemption amounts...........................................          (25,187)
       Undistributed net investment income............................        1,543,889
                                                                            -----------

       Net assets.....................................................      $ 8,743,079
                                                                            -----------
                                                                            -----------

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS


2.      NET ASSETS, DECEMBER 31, 1999 (Concluded)

       Series K (2014 Trust)

       Cost of 51,464,519 units at Dates of Deposit...................      $16,246,211
       Less sales charge..............................................          324,924
                                                                            -----------
       Net amount applicable to Holders...............................       15,921,287
       Realized gain on securities sold...............................        3,401,446
       Unrealized depreciation of investments.........................       (3,243,877)
       Redemptions of units - net cost of units redeemed less
         redemption amounts...........................................        2,040,888
       Undistributed net investment income............................        1,584,311
                                                                            -----------

       Net assets.....................................................      $19,704,055
                                                                            -----------
                                                                            -----------

       Series L (2019 Trust)

       Cost of 19,378,418 units at Dates of Deposit...................       $5,597,098
       Less sales charge..............................................          111,663
                                                                            -----------
       Net amount applicable to Holders...............................        5,485,435
       Realized gain on securities sold...............................           16,664
       Unrealized depreciation of investments.........................         (130,118)
       Redemptions of units - net cost of units redeemed less
         redemption amounts...........................................          (72,845)
       Undistributed net investment income............................           48,818
                                                                            -----------

       Net assets.....................................................      $ 5,347,954
                                                                            -----------
                                                                            -----------

3.      CAPITAL SHARE TRANSACTIONS

        Additional units were issued as follows:

       Series    Trust            1999                1998               1997
        A         2003            745,575                  0            295,618
        B         2001          1,113,282            749,573            499,725
        B         2005                  0          2,941,197          1,222,534
        C         2006                  0          1,681,203            420,107
        D         2007                  0            458,880          2,872,766
        E         2008                  0            780,399                  0
        F         2009            476,294                  0                  0
        G         2000          1,681,366          6,346,370          2,356,540
        G         2010                  0          2,245,742         13,001,876
        H         2011                  0            458,263                  0
        I         2002                  0            727,856          2,168,572
        J         2013                  0                  0                  0
        K         2004          1,749,845          1,072,923            770,557
        K         2014         17,787,517         31,094,278         16,314,688
        L         2019         33,092,500                  0                  0

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS

3.      CAPITAL SHARE TRANSACTIONS (Continued)

        Units were redeemed as follows:

       Series    Trust           1999             1998             1997
        A         2003        8,056,956        5,826,527        8,066,861
        B         2001        6,659,064        4,662,930        5,992,055
        B         2005        4,957,583        2,316,917        2,976,435
        C         2006          263,110          793,015        2,117,172
        D         2007        3,434,572          528,099          529,607
        E         2008        3,769,975        4,863,928        4,049,357
        F         2009          538,421        1,885,773        2,422,964
        G         2000        2,865,251        4,066,966        3,340,861
        G         2010        3,964,612        1,065,789       15,603,490
        H         2011          523,043                0        2,616,292
        I         2002        1,044,667          834,872          418,112
        J         2013                0                0                0
        K         2004          838,630        2,013,264        2,847,208
        K         2014       26,354,397       24,086,772       29,625,233
        L         2019       14,104,605                0                0

        Units may be redeemed at the office of the Trustee upon tender thereof generally on any business day or, in the case of uncertificated units, upon delivery of a request for redemption and payment of any relevant tax. The Trustee will redeem units either in cash or in kind at the option of the Holder as specified in writing to the Trustee.

4.      INCOME TAXES

        All items of income received, accretion of original issue discount, expenses paid, and realized gains and losses on securities sold are attributable to the Holders, on a pro rata basis, for Federal income tax purposes in accordance with the grantor trust rules of the United States Internal Revenue Code.

        At December 31, 1999, the cost of investment securities for Federal income tax purposes was approximately equivalent to the adjusted cost as shown in each Trust's portfolio.

5.      DISTRIBUTIONS

        It is anticipated that each Trust will not make any distributions until the first business day following the maturity of its holdings in the Stripped Treasury Securities which are noninterest-bearing.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

PORTFOLIOS
AS OF DECEMBER 31, 1999


            PORTFOLIO NO.                                                        ADJUSTED
            AND TITLE OF         INTEREST                          FACE             COST             VALUE
             SECURITIES            RATE        MATURITIES         AMOUNT          (NOTE A)          (NOTE A)
Series A (2003 Trust)

1    Stripped Treasury
       Securities (Note B)            0%        8/15/03         $52,409,625      $38,716,750       $41,670,547
2    U.S. Treasury Bonds          11.125        8/15/03             169,789          203,165           194,780
                                                                -----------      -----------       -----------

     Total                                                      $52,579,414      $38,919,915       $41,865,327
                                                                -----------      -----------       -----------
                                                                -----------      -----------       -----------

Series B (2001 Trust)

1    Stripped Treasury
       Securities (Note B)            0%         2/15/01        $48,009,325      $45,597,502       $44,870,462
2        U.S. Treasury Bonds      11.750         2/15/01            142,152          174,853           150,814
                                                                -----------      -----------       -----------

     Total                                                      $48,151,477      $45,772,355       $45,021,276
                                                                -----------      -----------       -----------
                                                                -----------      -----------       -----------

Series B (2005 Trust)

1    Stripped Treasury
       Securities (Note B)            0%         2/15/05        $29,076,940      $20,299,901       $20,864,278
2        U.S. Treasury Bonds      11.625        11/15/04             87,141          114,504           105,386
                                                                -----------      -----------       -----------

     Total                                                      $29,164,081      $20,414,405       $20,969,664
                                                                -----------      -----------       -----------
                                                                -----------      -----------       -----------

Series C (2006 Trust)

1    Stripped Treasury
       Securities (Note B)            0%        2/15/06         $12,145,000      $ 8,241,677       $ 8,142,640
2    U.S. Treasury Bonds           9.375        2/15/06              40,698           50,187            46,447
                                                                -----------      -----------       -----------

     Total                                                      $12,185,698      $ 8,291,864       $ 8,189,087
                                                                -----------      -----------       -----------
                                                                -----------      -----------       -----------

Series D (2007 Trust)

1    Stripped Treasury
       Securities (Note B)            0%        2/15/07         $18,640,000      $10,489,816       $11,684,900
2    U.S. Treasury Bonds           9.375        2/15/06              66,045           72,542            75,374
                                                                -----------      -----------       -----------

     Total                                                      $18,706,045      $10,562,358       $11,760,274
                                                                -----------      -----------       -----------
                                                                -----------      -----------       -----------

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

PORTFOLIOS
AS OF DECEMBER 31, 1999


            PORTFOLIO NO.                                                        ADJUSTED
            AND TITLE OF         INTEREST                          FACE             COST             VALUE
             SECURITIES            RATE        MATURITIES         AMOUNT          (NOTE A)          (NOTE A)
Series E (2008 Trust)

1    Stripped Treasury
     Securities (Note B)              0%        2/15/08         $32,954,000      $17,326,543       $19,241,148
2        U.S. Treasury Bonds       9.375        2/15/06             127,801          140,421           145,853
                                                                -----------      -----------       -----------

     Total                                                      $33,081,801      $17,466,964       $19,387,001
                                                                -----------      -----------       -----------
                                                                -----------      -----------       -----------

Series F (2009 Trust)

 1   Stripped Treasury
       Securities (Note B)            0%        2/15/09         $16,308,000      $ 7,942,452       $ 8,872,025
 2   U.S. Treasury Bonds           9.375        2/15/06              64,296           73,094            73,378
                                                                -----------      -----------       -----------

     Total                                                      $16,372,296      $ 8,015,546       $ 8,945,403
                                                                -----------      -----------       -----------
                                                                -----------      -----------       -----------

Series G (2000 Trust)

1    Stripped Treasury
     Securities (Note B)              0%        2/15/00         $26,607,000      $26,413,198       $26,441,478
2        U.S. Treasury Notes       8.500        2/15/00             108,995          119,559           109,472
                                                                -----------      -----------       -----------

     Total                                                      $26,715,995      $26,532,757       $26,550,950
                                                                -----------      -----------       -----------
                                                                -----------      -----------       -----------

Series G (2010 Trust)

1    Stripped Treasury
     Securities (Note B)              0%        2/15/10         $14,308,000      $ 7,570,049       $ 7,259,722
2        U.S. Treasury Bonds       9.375        2/15/06              57,631           65,003            65,772
                                                                -----------      -----------       -----------

     Total                                                      $14,365,631      $ 7,635,052       $ 7,325,494
                                                                -----------      -----------       -----------
                                                                -----------      -----------       -----------

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

PORTFOLIOS
AS OF DECEMBER 31, 1999


            PORTFOLIO NO.                                                        ADJUSTED
            AND TITLE OF         INTEREST                          FACE             COST             VALUE
             SECURITIES            RATE        MATURITIES         AMOUNT          (NOTE A)          (NOTE A)
Series H (2011 Trust)

1    Stripped Treasury
       Securities (Note B)            0%        2/15/11         $ 3,773,000      $ 1,749,125       $ 1,786,361
2    U.S. Treasury Bonds           9.375        2/15/06              14,847           18,041            16,944
                                                                -----------      -----------       -----------

     Total                                                      $ 3,787,847      $ 1,767,166       $ 1,803,305
                                                                -----------      -----------       -----------
                                                                -----------      -----------       -----------

Series I (2002 Trust)

1    Stripped Treasury
     Securities (Note B)              0%        02/15/02        $12,668,000       11,028,104        11,109,190
2        U.S. Treasury Notes       7.500        11/15/01             61,135           64,198            62,472
                                                                -----------      -----------       -----------

                Total                                           $12,729,135       11,092,302        11,171,662
                                                                -----------      -----------       -----------
                                                                -----------      -----------       -----------

Series J (2013 Trust)

1    Stripped Treasury
     Securities (Note B)              0%        02/15/13        $ 3,552,000      $ 1,345,661       $ 1,457,098
2        U.S. Treasury Bonds      10.375        11/15/12(C)          12,328           15,373            14,978
                                                                -----------      -----------       -----------

     Total                                                      $ 3,564,328      $ 1,361,034       $ 1,472,076
                                                                -----------      -----------       -----------
                                                                -----------      -----------       -----------

Series K (2004 Trust)

1    Stripped Treasury
     Securities (Note B)              0%        2/15/04         $11,288,000      $ 8,806,113       $ 8,674,591
2        U.S. Treasury Notes       5.875        2/15/04              68,418           70,363            67,285
                                                                -----------      -----------         ---------

     Total                                                      $11,356,418      $ 8,876,476       $ 8,741,876
                                                                -----------      -----------       -----------
                                                                -----------      -----------       -----------

Series K (2014 Trust)

1    Stripped Treasury
     Securities (Note B)              0%        2/15/14         $50,893,000      $22,676,383       $19,452,781
2        U.S. Treasury Bonds      11.250        2/15/15             159,931          246,277           226,002
                                                                -----------      -----------       -----------

     Total                                                      $51,052,931      $22,922,660       $19,678,783
                                                                -----------      -----------       -----------
                                                                -----------      -----------       -----------

Series L (2019 Trust)

1    Stripped Treasury
     Securities (Note B)              0%        2/15/19         $19,224,000       $5,384,455        $5,255,822
2        U.S. Treasury Bonds       8.875%       2/15/19              75,480           93,288            91,803
                                                                  ---------         --------        ----------

     Total                                                      $19,299,480       $5,477,743        $5,347,625
                                                                -----------      -----------       -----------
                                                                -----------      -----------       -----------

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO PORTFOLIOS
AS OF DECEMBER 31, 1999


Note A - See Note 1 to Financial Statements.

Note B - Stripped Treasury Securities consist of one or more of the following types of securities: (a) U.S. Treasury debt obligations which have been stripped of their remaining interest coupons, (b) interest coupons which have been stripped from U.S. Treasury debt obligations, and (c) receipts or certificates for underlying stripped U.S. Treasury debt obligations. The receipts or certificates evidence ownership of future interest or principal payments on U.S. Treasury notes or bonds. The receipts or certificates are issued in registered form by a major bank which acts as custodian and nominal holder of the underlying stripped U.S. Treasury debt obligations. The Stripped Treasury Securities are payable in full at maturity at their stated maturity amount and are not subject to redemption prior to maturity. The Stripped Treasury Securities do not make any periodic payments of interest.

Note C - Callable at par commencing 11/15/07.

This report is authorized for distribution only to Policyowners of certain variable life insurance policies that are funded by shares of Merrill Lynch Series Fund, Inc. This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in Money Reserve Portfolio is neither insured nor guaranteed by the US Government. There can be no assurance that the Money Reserve Portfolio will be able to maintain a stable net asset value of $1.00 per share. Statements and other information herein are as dated and are subject to change.

59828-12/99